          As filed with the Securities and Exchange Commission on April 22, 2005

                                            1933 Act Registration No. 333-63505

                                            1940 Act Registration No. 811-05721
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 12 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 95 /X/

                  Lincoln National Variable Annuity Account H
                           (Exact Name of Registrant)

                    American Legacy Shareholder's Advantage

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2005, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _________________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                   The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account H
                     American Legacy Shareholder's Advantage

                 Supplement to the Prospectus dated May 1, 2005


This Supplement describes a Special Purchase Plan ("Plan") applicable to those contractowners of The American Legacy and American Legacy II Variable Annuity Contracts (together, "Legacy") who elect to exchange their Legacy contract for an American Legacy Shareholder's Advantage ("Shareholder's Advantage") variable annuity contract offered through Lincoln National Variable Annuity Account H. In order to qualify for this Plan, the contract value in your Legacy contract must be at least $200,000, and your Legacy contract must not be subject to surrender charges (in other words, you must not have made a purchase payment in the last seven years).

Fees and Charges. If you choose to purchase the Shareholder's Advantage contract, the charges and features, including the sales charges, of this annuity contract are described in the Shareholder's Advantage prospectus. The charts below provide a brief comparison of those fees and charges that differ between the Legacy and Shareholder's Advantage contracts. You should refer to the Legacy and Shareholder's Advantage prospectuses for a complete explanation of the fees and charges.

                                                     Comparison
-----------------------------------------------------------------------------------------------------------
           Fees and Charges                        Legacy I               Shareholder's Advantage
----------------------------------------  ----------------------  -----------------------------------------
Maximum Surrender Charge                              0%                               N/A

Maximum Sales Charge (as a percentage                N/A            Owner's Investment       Sales Charge
of gross purchase payments) If you                                  ------------------       ------------
participate in the Plan, the contract                             Under $25,000                  5.75%
value from your Legacy contract will                              $25,000-$49,999                5.00%
be treated as a gross purchase payment.                           $50,000-$99,999                4.50%
                                                                  $100,000-$249,999              3.50%
                                                                  $250,000-$499,999              2.50%
                                                                  $500,000-$749,999              2.00%
                                                                  $750,000-$999,999              1.50%
                                                                  $1,000,000 or greater          1.00%

Annual Contract Fee                                  $35                               $20/1/

Mortality & Expense Risk (as a                      1.40%/2/                          0.80%/3/
percentage of average daily net assets
in the subaccounts)

Administrative Charge (as a percentage               N/A                              0.10%
of average daily net assets in the
subaccounts)

12b-1 fees (assessed by the underlying               N/A                              0.25%
funds as percentage of fund assets)


                                                     Comparison
-----------------------------------------------------------------------------------------------------------
           Fees and Charges                       Legacy II                  Shareholder's Advantage
----------------------------------------  ----------------------  -----------------------------------------
Maximum Surrender Charge                              0%                               N/A

Maximum Sales Charge (as a percentage                N/A            Owner's Investment       Sales Charge
of gross purchase payments) If you                                  ------------------       ------------
participate in the Plan, the contract                             Under $25,000                 5.75%
value from your Legacy contract will                              $25,000-$49,999               5.00%
be treated as a gross purchase payment.                           $50,000-$99,999               4.50%
                                                                  $100,000-$249,999             3.50%
                                                                  $250,000-$499,999             2.50%
                                                                  $500,000-$749,999             2.00%
                                                                  $750,000-$999,999             1.50%
                                                                  $1,000,000 or greater         1.00%

Annual Contract Fee                                  $35                               $20/1/

Mortality & Expense Risk (as a                      1.40%/2/                          0.80%/3/
percentage of average daily net assets
in the subaccounts)

Administrative Charge (as a percentage              0.10%                             0.10%
of average daily net assets in the
subaccounts)

12b-1 fees (assessed by the underlying               N/A                              0.25%
funds as percentage of fund assets)

/1/We waive the annual contract fee if your contract value is $50, 000 or more at the end of the year. We also waive the contract fee after the fifteenth contract year.
/2/Assuming the Enhanced Guaranteed Minimum Death Benefit is in effect. If the Guaranteed Minimum Death Benefit is in effect, the mortality & expense risk charge is 1.25%.
/3/Assuming the Enhanced Guaranteed Minimum Death Benefit is in effect. If the Guarantee of Principal Death Benefit is in effect, the mortality & expense risk charge is 0.65%. The Estate Enhancement Benefit Rider may be purchased with a mortality and expense risk charge of 1.00%.

An exchange under the Plan is suitable only for contractowners who expect to hold their contracts as long term investments. The exchange will be made on the basis of relative net asset values of the contracts except for the following sales charge. At the time of your exchange into Shareholder's Advantage, we will deduct a sales charge as set forth in the above table on the contract value being exchanged from your Legacy contract. Since you must have a contract value of at least $200,000 to participate in the exchange, the sales charge on the exchanged contract value will be 3.5% or less. In addition, the sales load shall not exceed 9% of the total purchase payments made to the Legacy contract. We will assess a sales charge on each additional gross purchase payment you make (as a percentage of that purchase payment) under the Shareholder's Advantage contract in accordance with the above table. You should only exchange your Legacy contract if you will hold the Shareholder's Advantage long enough that the additional sales charge(s) assessed under Shareholder's Advantage will be outweighed by the other benefits of Shareholder's Advantage (such as a lower mortality & expense risk fee than the Legacy contract).

Death Benefits. It is important to understand that Shareholder's Advantage death benefit provisions are different than the Legacy death benefit provisions. The death benefits may be received by different people under the two types of contracts, and the death benefits may be calculated in a different method. If a potential death benefit in excess of the contract value exists on the Legacy contract, it will not carry over to the Shareholder's Advantage contract. Please study the Shareholder's Advantage contract and discuss the death benefits with your registered representative to make sure Shareholder's Advantage is suitable for you, given your planning and investment needs, financial status and retirement goals. Make sure that you understand the different options and the potential death benefit value in your Legacy contract prior to exchanging. Under certain circumstances, it is possible that the potential death benefit value in your Legacy contract may be greater than it would be under the Shareholder's Advantage contract.

Fixed Account. The Shareholder's Advantage contract has a guaranteed minimum interest rate of 1.5% for contract value in the fixed account, whereas the Legacy contracts have a guaranteed minimum interest rate of 4.0% (this rate decreases to 3.5% after the tenth contract year). In addition, under the Shareholder's Advantage contract, an interest adjustment may apply to surrenders, withdrawals, and transfers from the fixed account. There is no interest adjustment under the Legacy contracts.

Joint Owners. Under Shareholder's Advantage, only one joint owner is allowed. If you have multiple joint owners under your Legacy contract, you should consult with your tax adviser to understand the implications of changing from Legacy to Shareholder's Advantage.

Cancellation of Exchange. You may cancel the Shareholder's Advantage contract for any reason within ten days (in some states longer) of receipt of the contract in accordance with the terms of the Return privilege discussed in the Shareholder's Advantage prospectus. Depending on the state your contract was written in, you may assume the investment risk on any value in the subaccounts during this period. Upon cancellation, the contract value (or gross purchase payments in some states) will be returned to the Legacy contract you previously owned. We also will return the sales charge we deducted at the time of exchange.

The Shareholder's Advantage prospectus contains additional information about the Shareholder's Advantage variable annuity. We encourage you to read the Shareholder's Advantage prospectus prior to making a final decision to exchange your Legacy contract into a Shareholders contract. You need to carefully evaluate your personal financial situation to decide whether to accept or reject this exchange offer. This exchange offer is not intended for all owners and in certain circumstances may not be in your best interest. If you have any questions or are interested in exchanging your Legacy contract pursuant to the Plan, please contact your registered representative. Please keep this Supplement with your Shareholder's Advantage prospectus and retain it for future reference.

American Legacy Shareholder's Advantage
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801-7866
1-800-942-5500
www.LincolnRetirement.com

This prospectus describes the individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln
Life). It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time.

These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.


The minimum initial gross purchase payment for the contract is $1,500 ($10,000 if sold as part of a fee-based financial plan). Additional gross purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting net purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


All net purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.


The available funds, listed below are each part of American Funds Insurance Series (Series) Class 2 shares:

     Global Discovery
     Global Growth
     Global Small Capitalization
     Growth
     International
     New World
     Blue Chip Income and Growth

     Growth-Income
     Asset Allocation
     Bond
     High-Income Bond
     U.S. Government/AAA-Rated Securities
     Cash Management

                                                                               1

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make gross purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46801-7866, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2005


2

Table of Contents



Item                                                                      Page
Special terms                                                              4
Expense tables                                                             5
Summary of common questions                                                6
The Lincoln National Life Insurance Company                                8
Variable annuity account (VAA)                                             8
Investments of the variable annuity account                                9
Charges and other deductions                                              11
The contracts                                                             14
 Purchase payments                                                        14
 Transfers on or before the annuity commencement date                     15
 Death benefit                                                            18
 Lincoln SmartSecuritySM Advantage                                        21
 Surrenders and withdrawals                                               24
 Distribution of the contracts                                            25
 i4LIFE (Reg. TM) Advantage                                               26
 Annuity payouts                                                          30
 Fixed side of the contract                                               32
Federal tax matters                                                       34
Additional information                                                    38
 Voting rights                                                            38
 Return privilege                                                         38
 Other information                                                        39
 Legal proceedings                                                        39
Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account H         41
Appendix A - Condensed financial information                              A-1


                                                                               3

Special terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Lincoln National Variable Annuity Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.


Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.


Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The contracts - Death benefit for a description of the various death benefit options.

Gross purchase payments - Amounts paid into the contract before deduction of the sales charge.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Net purchase payments - The gross purchase payment amount less the sales charge. The net purchase payment is the amount placed in the fixed account and/or the variable account.


Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.



4

Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:


  o        Sales charge (as a percentage of gross purchase payments):        5.75%*

* The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. See Charges and other deductions.



We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-investment, withdrawals up to the Annual Withdrawal Limit under the Lincoln SmartSecuritySM Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed side of contract.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.


Annual Account Fee: $ 20*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):




                                                  With Estate Enhancement
                                                  Benefit Rider (EEB)
                                                  -------------------------
o        Mortality and expense risk charge                 1.00%
o        Administrative charge                             0.10%
                                                            ----
o        Total annual charge for each
         subaccount**                                      1.10%



         Enhanced Guaranteed        Guarantee of
         Minimum death              Principal death
         benefit (EGMDB)            benefit               Account Value death benefit
         ---------------------      ----------------      ----------------------------
o               0.80%                    0.65%                       0.55%
o               0.10%                    0.10%                       0.10%
                 ----                     ----                        ----                  --
o
                0.90%                    0.75%                       0.65%



*The account fee will be waived if your contract value is $50,000 or more at the end of any particular year. This account fee may be less in some states and will be waived after the fifteenth contract year. We do not assess the account fee on contracts issued before August 15, 2003.

**For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 0.92%; EGMDB 0.72%; Guarantee of Principal 0.60%; Account Value N/A.


Optional Rider Charges:





                                            Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                          Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                 Step-Up option                     Step-Up option
                                         -----------------------------      -----------------------------
Guaranteed maximum annual
percentage charge*                                  0.95%                               1.50%
Current annual percentage charge*                   0.45%                               0.65%



*The annual percentage charge is assessed against the Guaranteed Amount as adjusted for purchase payments, step-ups and withdrawals. See Charges and other deductions for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2004. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.56%          1.18%


                                                                               5


The following table shows the expenses charged by each fund for the year ended December 31, 2004:
(as a percentage of each fund's average net assets):



                                              Management                     12b-1
                                                 Fees           +             Fees
Global Discovery                            .58        %                 .25        %
Global Growth                               .61                          .25
Global Small Capitalization                 .77                          .25
Growth                                      .35                          .25
International                               .54                          .25
New World                                   .85                          .25
Blue Chip Income and Growth                 .45                          .25
Growth-Income                               .29                          .25
Asset Allocation                            .36                          .25
Bond                                        .44                          .25
High-Income Bond                            .49                          .25
U.S. Government/AAA-Rated Securities        .46                          .25
Cash Management                             .35                          .25



                                                         Other                        Total
                                            +           Expenses         =          Expenses *
Global Discovery                                     .03        %                  .86        %
Global Growth                                        .04                           .90
Global Small Capitalization                          .04                          1.06
Growth                                               .01                           .61
International                                        .05                           .84
New World                                            .08                          1.18
Blue Chip Income and Growth                          .01                           .71
Growth-Income                                        .02                           .56
Asset Allocation                                     .01                           .62
Bond                                                 .01                           .70
High-Income Bond                                     .01                           .75
U.S. Government/AAA-Rated Securities                 .01                           .72
Cash Management                                      .01                           .61



* The Series' investment adviser voluntarily began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' Prospectus and in the audited financial statements in the Series' annual report.



For information concerning compensation paid for the sale of the contracts, see Distribution of the contracts.


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB and the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $862        $1,453         $2,073         $3,776


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $862        $1,453         $2,073         $3,776


For more information, see Charges and other deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider and Annuity payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of common questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.


6

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your net purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account
- Description of the funds.

Who invests my money? The investment adviser for the funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is registered as an investment adviser with the SEC. See Investments of the variable annuity account-Investment Adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make net purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? A front-end load is determined based on each gross purchase payment as it is received. The amount of the sales charge on any current gross purchase payment may be reduced based on the assets accumulated under the terms of the contract. The maximum front-end load is 5.75% of the gross purchase payment.
We will deduct any applicable premium tax from gross purchase payments or contract value at the time the tax is incurred or at another time we choose.

For contracts issued on or after August 15, 2003 (or later depending on your state), we charge an account fee of $20 on any contract anniversary if the contract value is less than $50,000. This account fee may be less in some states and will be waived after the fifteenth contract year. See Charges and other deductions.

We apply a charge to the daily net asset value of the VAA and those charges are:



                                                  With Estate Enhancement
                                                  Benefit Rider (EEB)
                                                  -------------------------
o        Mortality and expense risk charge                 1.00%
o        Administrative charge                             0.10%
                                                            ----
o        Total annual charge for each
         subaccount**                                      1.10%



         Enhanced Guaranteed        Guarantee of
         Minimum death              Principal death
         benefit (EGMDB)            benefit               Account Value death benefit
         ---------------------      ----------------      ----------------------------
o               0.80%                    0.65%                       0.55%
o               0.10%                    0.10%                       0.10%
                 ----                     ----                        ----                  --
o
                0.90%                    0.75%                       0.65%



**For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 0.92%; EGMDB 0.72%; Guarantee of Principal 0.60%; Account Value N/A.


Available optional rider:





                                                    Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                  Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                         Step-up Option                     Step-up Option
                                                 -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge                                  0.95%                               1.50%
o        Current annual percentage charge                   0.45%                               0.65%



The funds pay a management fee to CRMC based on average daily net asset value of each fund. See Investments of the variable annuity account-Investment adviser. Each fund also has a 12b-1 fee and additional operating expenses. These are described in the prospectus for the series. The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to an interest adjustment. See Fixed side of the contract.


Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The contracts and Annuity payouts.

For more information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the contracts.

What gross purchase payments do I make, and how often? Subject to the minimum and maximum gross payment amounts, your payments are completely flexible. See The contracts - Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


                                                                               7


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make gross purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts - Death benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.

What is the Lincoln SmartSecuritySM Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial gross purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. There are two options available to reset the Guaranteed Amount to the current contract value. See The contracts - Lincoln SmartSecuritySM Advantage.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts - Surrenders and withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.



Investment results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. Non-standard results will be calculated without sales charges. These results may be higher.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance.



Financial statements
The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.



The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.




Variable annuity account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities



8

resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Investments of the variable annuity account
You decide the subaccount(s) to which you allocate net purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Adviser


The investment adviser for the funds is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined, in the prospectus for the fund.


Administrative, Marketing and Support Service Fees

The American Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rate is 0.25% based on the amount of assets invested in the Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the funds goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


                                                                               9



 FUND NAME                     FUND DESCRIPTION               MANAGER
American Funds Global         Long-term growth               Capital Research and
Discovery                                                    Management Company
 American Funds Global         Long-term growth               Capital Research and
Growth Fund                                                  Management Company
American Funds Global         Long-term growth               Capital Research and
Small Capitalization                                         Management Company
 American Funds Growth         Long-term growth               Capital Research and
                                                             Management Company
American Funds                Long-term growth               Capital Research and
International                                                Management Company
 American Funds New            Long-term growth               Capital Research and
World                                                        Management Company
American Funds Blue           Income and Growth              Capital Research and
Chip Income and                                              Management Company
Growth
 American Funds                Growth and income              Capital Research and
Growth-Income                                                Management Company
American Funds Asset          Current income                 Capital Research and
Allocation                                                   Management Company
 American Funds Bond           Current income                 Capital Research and
                                                             Management Company
American Funds                High current income            Capital Research and
High-Income Bond                                             Management Company
 American Funds U.S.           High current income            Capital Research and
Government/AAA-Rated                                         Management Company
Securities
American Funds Cash           Preservation of capital        Capital Research and
Management                                                   Management Company


Fund shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will


10

monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of dividends and capital gain distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, deletion or substitution of investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

                                                                              11

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.



Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:




                                                  With Estate Enhancement
                                                  Benefit Rider (EEB)
                                                  -------------------------
o        Mortality and expense risk charge                 1.00%
o        Administrative charge                             0.10%
                                                            ----
o        Total annual charge for each
         subaccount**                                      1.10%



         Enhanced Guaranteed        Guarantee of
         Minimum death              Principal death
         benefit (EGMDB)            benefit               Account Value death benefit
         ---------------------      ----------------      ----------------------------
o               0.80%                    0.65%                       0.55%
o               0.10%                    0.10%                       0.10%
                 ----                     ----                        ----                  --
o
                0.90%                    0.75%                       0.65%



**For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 0.92%; EGMDB 0.72%; Guarantee of Principal 0.60%; Account Value N/A.



Sales Charge

A front-end load, or sales charge, will be applied to all initial and subsequent gross purchase payments that you may make. The charge is a percentage of each gross purchase payment and is based on the owner's investment at the time each gross purchase is made according to the following scale:


Owner's Investment                    Sales Charge
--------------------------------      -------------
  Under $25,000.................          5.75%
  $25,000-$49,999...............          5.00%
  $50,000-$99,999...............          4.50%
  $100,000-$249,999.............          3.50%
  $250,000-$499,999.............          2.50%
  $500,000-$749,999.............          2.00%
  $750,000-$999,999.............          1.50%
  $1,000,000 or greater.........          1.00%

The owner's investment is defined as the sum of:

a) The account values for any individual Lincoln Life American Legacy annuity contracts owned by an eligible owner (defined below) if Lincoln Life receives notice of an eligible owner, as well as any other individual Lincoln Life contracts that may be available by Lincoln Life in the future for this purpose

b) the amount (in dollars) of an eligible owner's investment in existing mutual funds in The American Funds Group in accordance with the procedures established by the American Funds Group

c) the amount of the current gross purchase payment you are making into this contract.

These calculations may vary based upon the requirements of your state. Please check with your investment representative. CRMC will determine which of the mutual funds are included in this program. Currently, direct purchases of money market funds are excluded. In determining the account values for the Lincoln Life annuity contracts, the variable account values are valued as of the close of market on the last previous day the market was open and are adjusted for current day transactions. The fixed accounts will include interest accrued through the close of market on the last previous day the market was open. An eligible owner includes you as the owner of your American Legacy Shareholder's Advantage contract, and if you provide us with sufficient identifying information (name and Social Security Number), eligible owner will also include your spouse, and any of your children under the age of 21. If the owner of any contract under (a) above is a non-natural owner and if you, your spouse, or any children of yours under the age of 21 are the named annuitant, then you may include these account values in the calculation of the owner's investment for the contracts issued in one of the following IRS defined markets: Roth IRA, traditional IRA, non-qualified, SEP and 403(b) transfers. The nonnatural owner will include the account values from contracts in all other markets in its calculation of owner's investment. No sales charges will be applied on contracts issued to selling group individuals, if applicable, in your state.


12

Account fee

During the accumulation period, we will deduct $20 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $20 account fee will also be deducted from the contract value upon surrender. This fee may be lower or waived in certain states, if required. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary. This account fee will be waived after the fifteenth contract year. There is no account fee on contracts issued to selling group individuals. This account fee does not apply to contracts issued before August 15, 2003 (or later depending on your state).


Rider charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln SmartSecuritySM Advantage Charge. During the accumulation period, there is a charge for the Lincoln SmartSecuritySM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) if the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option is selected or 0.65% (0.1625% quarterly) for the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the percentage charge will be the current charge in effect at that time up to the maximum 0.95% or 1.50% depending on the option selected.

Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge for the option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, after the fifth Benefit Year anniversary following the last automatic step-up opportunity, the rider charge may be waived.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) gross purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


Deductions for premium taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.



Other charges and deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment. See Fixed side of the contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage and Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectus for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


                                                                              13

Additional information


The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with

 o the use of mass enrollment procedures,

 o the performance of administrative or sales functions by the employer,
 o a fee-based financial plan

 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial gross purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial gross purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial gross purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial gross purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the gross purchase payment will be returned immediately. Once the application is complete, we will allocate your initial gross purchase payment within two business days.


Who can invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 91. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Qualified, non-ERISA 403(b) contracts will only be issued for purchase payments that are either lump sum transfers or rollovers. The EGMDB and EEB death benefits and the Lincoln SmartSecuritySM Advantage are not available on contracts used for qualified plans other than IRA's and Roth IRA's.



Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or new sales charges may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase payments


Gross purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial gross purchase payment is $1,500($10,000 if sold as part of a fee-based financial plan). The minimum annual amount for additional gross purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Gross purchase payments in total may not exceed $2 million without our approval. If you stop making gross purchase



14

payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit gross purchase payments made to the contract.


Valuation date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of purchase payments

Net purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate net purchase payments in the fixed subaccount, if available.

The minimum amount of any net purchase payment which can be put into any one subaccount is $20. The minimum amount of any net purchase payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to August 15, 2003 (or later depending on your state), subject to state approval). Upon allocation to a subaccount, net purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the gross purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the gross purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your gross purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the gross purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Net purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the net purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers on or before the annuity commencement date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one sub account to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future for transfers This limit does not apply to transfers made under the automatic transfer programs of dollar cost


                                                                              15

averaging, cross-reinvestment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

After the first thirty days from the effective date of your contract, if your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of payments.


Market timing


Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.



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Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner via overnight mail service that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Transfers after the annuity commencement date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.



Additional services

There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing.

Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from our Home office. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable interest adjustments. See Fixed side of the contract - Interest adjustment.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.


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Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.



Death benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:         AND...
contractowner          There is a surviving joint owner
 contractowner          There is no surviving joint owner
contractowner          There is no surviving joint owner
                       and the beneficiary predeceases the
                       contractowner
 annuitant              The contractowner is living
annuitant              The contractowner is living
 annuitant**            The contractowner is a trust or other
                       non-natural person



 UPON DEATH OF:         AND...                                      DEATH BENEFIT PROCEEDS PASS TO:
contractowner          The annuitant is living or deceased         joint owner
 contractowner          The annuitant is living or deceased         designated beneficiary
contractowner          The annuitant is living or deceased         contractowner's estate
 annuitant              There is no contingent annuitant            The youngest contractowner
                                                                   becomes the contingent annuitant
                                                                   and the contract continues. The
                                                                   contractowner may waive* this
                                                                   continuation and receive the death
                                                                   benefit proceeds.
annuitant              The contingent annuitant is living          contingent annuitant becomes the
                                                                   annuitant and the contract continues
 annuitant**            No contingent annuitant allowed             designated beneficiary
                       with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.


Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for



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payment. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:

 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all gross purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to the time a state approves the above Guarantee of Principal Death Benefit calculation, the sum of all gross purchase payments will be reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.


For contracts issued on or after June 6, 2005 (or later in those states that have not approved the contract changes), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and other deductions.


Enhanced Guaranteed Minimum Death Benefit (EGMDB)

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all gross purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any gross purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by gross purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to August 15, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.


Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 80. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after that effective date will be used.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in those states that have not approved the contract changes), you may also choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and other deductions.

The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the contractowner, joint owner and annuitant are under age 80 at the time of issuance.


Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all gross purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any gross purchase payments or that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by gross purchase payments made on


                                                                              19

  or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

For contracts purchased prior to August 15, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any gross purchase payments on that date); minus
 o each gross purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any gross purchase payments on that date); plus
 o each gross purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


General death benefit information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract


20


value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for a total annual charge of 0.90% or 0.72% if your contract was purchased before June 6, 2005, (or later in those states that have not approved the contract changes).


The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.


If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Lincoln SmartSecuritySM Advantage

The Lincoln SmartSecuritySM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This benefit provides a Guaranteed Amount equal to the initial gross purchase payment (or contract value if elected after contract issue) adjusted for gross purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecuritySM Advantage -  5 Year Elective Step-up (default) or

     Lincoln SmartSecuritySM Advantage -  1 Year Automatic Step-up

when you purchase the benefit, and the version of the Rider you receive is based on the option you choose. Under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecuritySM Advantage
- 1 Year Automatic Step-up option, the Guaranteed amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary until the 10th anniversary. After that time, the contractowner will have the opportunity to step-up the Guaranteed Amount and begin a new 10-year period of automatic step-ups. These options are discussed below in detail. All purchasers of the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and qualified annuity purchasers of the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option must be under age 81.

There is no guarantee that the Lincoln SmartSecuritySM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date (or after the purchase of i4LIFE (Reg. TM) Advantage).

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic



                                                                              21


step-ups), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial gross purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration all Lincoln Life contracts owned by you (or on which you are the annuitant if the contract is owned by a trust or other non-natural owner).

Additional gross purchase payments automatically increase the Guaranteed Amount (not to exceed the maximum); however, we may restrict gross purchase payments in the future. We will notify you if we restrict additional gross purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional gross purchase payments and step-ups are made and decreases as withdrawals are made.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecuritySM Advantage
- 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up. Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including charges and other deductions), the Rider charge and Account Fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may elect (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

This step-up will initiate automatic step-ups as described above for another ten years.

Under both options, a contractowner elected step-up may cause a change in the percentage charge for this benefit. See Charges and other deductions. Gross purchase payments or withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal limit each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal limit is:
 o  7% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option.

The Maximum Annual Withdrawal limit is increased by 7% or 5% (depending on your option) of any additional gross purchase payments. Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal limit to the greater of:

a. the Maximum Annual Withdrawal limit immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal limit, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal limit will remain the same.

Withdrawals within the Maximum Annual Withdrawal limit are not subject to the interest adjustment, if applicable. If the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal limit (even if they exceed the 5% Maximum Annual Withdrawal limit) only if the withdrawals are taken in the form of systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value only, as determined by Lincoln. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal tax matters.



22


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal limit:

1. The Guaranteed Amount is reduced to the lesser of:

  o the contract value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal limit will be the least of:
  o the Maximum Annual Withdrawal limit immediately prior to the withdrawal; or

  o the greater of:

   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal limit); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal limit may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal limit.

Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal limit. Withdrawals over the Maximum Annual Withdrawal limit may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal limit, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Amount Annuity Payment Option. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal limit. Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

The tax consequences of withdrawals and annuity payouts are discussed in Federal tax matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The contracts - Death benefit.

If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider, including the remaining automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, will apply to the new contractowner. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecuritySM Advantage if desired. Automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecuritySM Advantage equal to his or her share of the death benefit.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate



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 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner);or
 o upon the last payment of the Guaranteed Amount.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect either option.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecuritySM Advantage in force are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The availability of this Rider will depend upon your state's approval of this Rider. In addition, the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option may not be available for contracts sold through certain broker/dealers. Check with your investment representative regarding availability.



Ownership


The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The contracts - Death benefit. A contingent annuitant may be named or changed by notifying us in writing. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those


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contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age 591/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).


Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters - Taxation of withdrawals and surrenders.



Small contract surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no gross purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional gross purchase payments to bring your contract value above the minimum level to avoid surrender.


Delay of payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.



Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, without a new sales charge.


This election must be made by your written authorization to us and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Distribution of the contracts


We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.



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Compensation Paid to LFA. The maximum commission we pay to LFA is 5.00% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and/or their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 5.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

We may pay certain Selling Firms additional amounts for: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2004 is contained in the Statement of Additional Information (SAI).


A portion of these payments may be passed on by the Selling Firms to their sales representatives in accordance with their internal compensation programs. These programs may also include other types of cash and non-cash compensation and other benefits.

Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts.


Contractowner questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.


i4LIFE (Reg. TM) Advantage


The i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is a payout option that provides you with variable, periodic regular income payments. This option is available on non-qualified annuities and IRAs (including Roth IRAs but excluding SEP and SARSEP markets). This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily of the net asset value of the Account Value in the VAA. The annual rate of the charge is 1.05% for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts and 1.30% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE (Reg. TM) Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage elections prior to June 6, 2005 (or later in some states) may have lower charges. Your contract will contain the charges applicable to your contract.



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i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before the annuity commencement date by sending a written request to our Home office. There is no guarantee that i4LIFE (Reg. TM) Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time (unless you had previously purchased the Lincoln SmartSecuritySM Advantage, if available. See The contracts - Lincoln SmartSecuritySM Advantage). The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected.


i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contractunless the Guaranteed Income Benefit has been elected (see below).

Additional gross purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts.

Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage Account Value death benefit will be provided for IRA annuity contracts and either the i4LIFE (Reg. TM) Advantage Account Value death benefit or the EGMDB will be provided for non-qualified annuity contracts. Both death benefit options are discussed below. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began.

For information regarding income tax consequences of regular income payments and withdrawals, please refer to Federal tax matters - Qualified retirement plans for a discussion of the tax consequences of distributions from qualified retirement plans for IRAs and to Federal tax matters - Taxation of withdrawals and surrenders for information regarding withdrawals from non-qualified contracts.


Regular Income. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant (or additional measuring life, hereinafter referred to as "secondary life") is living. We determine the initial regular income payment based in part on the assumed investment return you choose. Assumed investment returns of 3%, 4%, 5%, or 6% may be available. See Annuity payouts - Variable annuity payouts for a more detailed explanation. Subsequent regular income payments will be adjusted periodically for non-qualified contracts (once a year for IRA contracts) with the performance of the subaccounts selected and the interest credited on the fixed account. For example, if net investment performance for the year is 3% higher (annualized) than the assumed return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed return, the regular income payment will decrease by approximately 3%. In most states you may also elect to have regular income payments from non-qualified contracts recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any applicable interest adjustments.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract, and make withdrawals from your Account Value (defined below). We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may change or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as the annuitant or the secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable).

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. The interest adjustment may apply.


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Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Death Benefit for IRA Annuity Contracts. During the Access Period, i4LIFE (Reg.
TM) Advantage provides the i4LIFE (Reg. TM) Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. This is the only death benefit option available for IRA annuity contracts. The charge under this death benefit is equal to an annual rate of 1.05% of the net asset value of the Account Value in the VAA.

If you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. Your beneficiary may start a new i4LIFE (Reg. TM) Advantage program. If your spouse's life was also used to determine the regular income payments and the spouse dies, the regular income payments may be recalculated.

Following the Access Period, there is no death benefit.

Death Benefit for Non-Qualified Annuity Contracts. During the Access Period, i4LIFE (Reg. TM) Advantage provides two death benefit options for non-qualified annuity contracts:
 o i4LIFE (Reg. TM) Advantage Account Value death benefit; and
 o i4LIFE (Reg. TM) Advantage EGMDB.

The i4LIFE (Reg. TM) Advantage Account Value death benefit is the Account Value as of the valuation date on which we approve the payment of the death claim.

The charge under this death benefit is equal to an annual rate of 1.05% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.

The i4LIFE (Reg. TM) Advantage EGMDB is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the ABE Enhancement Amount (if elected at the time of application) [See discussion below under Accumulated Benefit Enhancement (ABESM)] specified on your contract benefit page as applicable on the date of death, plus the sum of all gross purchase payments less the sum of all regular income payments and withdrawals, if any. Regular income payments and withdrawals, if any, are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals, if any, reduce the Account Value, depending upon the terms of your contract; or
 o the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by gross purchase payments and is decreased by regular income payments and withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the Account Value, depending upon the terms of your contract.

Only the highest Account Value achieved on a contract anniversary following the election of i4LIFE (Reg. TM) Advantage will be considered if you did not elect (or you discontinued) the EGMDB or a more expensive option prior to electing i4LIFE (Reg. TM) Advantage. If you elected one of these death benefits after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date we approve the death claim for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date we approve the death claim subsequent to the new contractowner's death.


The charge under this death benefit is equal to an annual rate of 1.30% of the net asset value of the Account Value in the VAA.


During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

For both death benefit options, following the Access Period, there is no death benefit.

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Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

Guaranteed Income Benefit.


The Guaranteed Income Benefit option will be available if you elect i4LIFE (Reg. TM) Advantage. The annual charge is 1.55% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit. For non-qualified annuity contracts the annual charge is 1.80% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. The Guaranteed Income Benefit must be elected at the time i4LIFE (Reg. TM) Advantage is elected and will begin at the time i4LIFE (Reg. TM) Advantage begins. Once the Guaranteed Income Benefit is elected, additional gross purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit.

If the Guaranteed Income Benefit is in effect, your regular income payments will never be less than a guaranteed minimum amount, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. Contractowners who purchased the Lincoln SmartSecuritySM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].



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The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Additional withdrawals from Account Value will also reduce your death benefit. You may want to discuss the impact of additional withdrawals with your financial adviser.

A payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If your regular income payment would otherwise be less than the Guaranteed Income Benefit because of poor net investment results, the Account Value will be reduced by the additional amount needed so that you receive at least the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end. Reducing the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce the value of your death benefit. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant and the secondary life, if applicable, is living. Depending on market performance, it is possible that the Guaranteed Income Benefit will never come into effect.

If you select this Guaranteed Income Benefit, certain restrictions apply to your contract:

 o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

 o You must choose an Access Period of at least 15 years.


There is no guarantee that this Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time (unless the Lincoln SmartSecuritySM Advantage was previously elected).

The Guaranteed Income Benefit option may be terminated by the contractowner upon notice to us. Termination will be effective upon the next annual anniversary of the valuation date on which the first regular income payment was calculated, and your annual charge will be reduced to 1.05% of the net asset value of the Account Value in the VAA if the i4LIFE (Reg. TM) Advantage Account Value death benefit is selected or 1.30% of the net asset value if the i4LIFE (Reg. TM) Advantage EGMDB death benefit is selected. If you change the Access Period and/or the frequency of the regular income payment under i4LIFE (Reg.
TM) Advantage, the Guaranteed Income Benefit will terminate. If the Guaranteed Income Benefit is terminated by the contractowner, it can be re-elected after twelve (12) months, if the i4LIFE (Reg. TM) Advantage is restarted. The Guaranteed Income Benefit option also terminates upon the death of the annuitant (last death of the annuitant or secondary life) or termination of i4LIFE (Reg. TM) Advantage. If we change your Access Period to comply with Internal Revenue Code provisions for required minimum distributions, this will not terminate or adjust the Guaranteed Income Benefit.

Availability. The introduction of i4LIFE (Reg. TM) Advantage will vary depending on your state. In states where i4LIFE (Reg. TM) Advantage is not yet available, an earlier version (called the Income4Life (Reg. TM) Solution) may be available. Under the Income4Life (Reg. TM) Solution, the death benefit is equal to the Account Value as of the day on which we approve the payment of the claim (as opposed to the Account Value death benefit offered under i4LIFE (Reg.
TM) Advantage for IRA contracts or the Account Value death benefit or EGMDB offered under i4LIFE (Reg. TM) Advantage for non-qualified contracts). The charge under the Income4Life (Reg. TM) Solution is equal to an annual rate of 1.05% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.05% under i4LIFE (Reg. TM) Advantage for IRA contracts or the annual rate of 1.05% or 1.30% under i4LIFE (Reg. TM) Advantage for non-qualified contracts). The Income4Life (Reg. TM) Solution typically provides higher regular income payments and lower Account Value than are realized under i4LIFE (Reg. TM) Advantage. For a limited time, contracts in force prior to the availability of i4LIFE (Reg. TM) Advantage in a particular state may be able to elect the Income4Life (Reg. TM) Solution. Contracts issued after i4LIFE (Reg.
TM) Advantage is available in your state may only elect i4LIFE (Reg. TM) Advantage. The Guaranteed Income Benefit is not available with the Income4Life (Reg. TM) Solution. The fixed account is not available with Income4Life (Reg.
TM) Solution for non-qualified annuity contracts.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the lowest death benefit available in your contract during the accumulation period. Upon termination, we will stop assessing the charge for the i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this new death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.


For non-qualified annuity contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


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Annuity options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.


Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.


Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 0.50% and the charge for administrative services of 0.10% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


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Variable annuity payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed side of the contract

Net purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to August 15, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment and other charges (see Interest adjustment and Charges and other deductions.). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Older versions of the contract may not provide for Guaranteed Periods or an interest adjustment (below).

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Guaranteed periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate net purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting net purchase payments into one or more guaranteed periods at any time. The minimum amount of any gross purchase payment that can be allocated to a fixed subaccount is $2,000. Each net purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of


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calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period net purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest adjustment


Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing , regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Annual Withdrawal Limit in Lincoln SmartSecuritySM Advantage)) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return privilege)
 o on the expiration date of a guaranteed period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner;
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a net purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the net purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the net purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the net purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:

    (1+A)n        -1
------------
  (1+B+K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender


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   requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.



Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax deferral on earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.



Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust.

Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of an employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.



Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract gross purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


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Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age at which annuity payouts begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax treatment of payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation of withdrawals and surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your gross purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your gross purchase payments. In certain circumstances, your gross purchase payments are reduced by amounts received from your contract that were not included in income.


Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the gross purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation of death benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of gross purchase payments not previously received.


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Penalty taxes payable on withdrawals, surrenders, or annuity payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,

 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Special rules if you own more than one annuity contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a contract


If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your gross purchase payments not previously received. The new owner's gross purchase payments in the contract would then be increased to reflect the amount included in income.



Charges for additional benefits


Your contract automatically includes a basic death benefit and may include Lincoln SmartSecuritySM Advantage. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and Lincoln SmartSecuitySM Advantage charge, if any, as a contract withdrawal.



Qualified retirement plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of qualified contracts and terms of contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

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We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.


We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax treatment of qualified contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include gross purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecuritySM Advantage, or other benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Transfers and direct rollovers


As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to



                                                                              37

rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional information

Voting rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account - Fund shares.


Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46801-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive


38

the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the gross purchase payment(s). IRA purchasers will receive gross purchase payments only.


State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.



Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Special arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.



                                                                              39



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40

Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account H



Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Annuity payouts                                      B-2
Determination of accumulation and annuity unit
value                                                B-4
Advertising and sales literature                     B-4
Additional services                                  B-6
Other information                                    B-7
Financial statements                                 B-7


For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                    American Legacy Shareholder's Advantage
                  Lincoln National Variable Annuity Account H











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy Shareholder's Advantage).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

                                                                              41



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42



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                                                                              43

Appendix A - Condensed financial information

Accumulation unit values
The following information relating to accumulation unit values and number of accumulation units for the American Legacy Shareholder's Advantage subaccounts for the following periods ended December 31, comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.



                                                            1999*                              2000
                                                -----------------------------      -----------------------------
                                                                         with                               with
                                                     with           Guarantee           with           Guarantee
                                                    EGMDB        of Principal          EGMDB        of Principal
                                                ---------      --------------      ---------      --------------
Global Discovery Subaccount** Accumulation unit value
o Beginning of period unit value .........
o End of period unit value ...............
Number of accumulation units
o End of period (000's omitted) ..........
-------------------------------------------
Global Growth Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $ 1.400           $1.400
o End of period unit value ...............        1.400             1.400             1.128            1.129
Number of accumulation units
o End of period (000's omitted) ..........          647               198             8,480            2,038
-------------------------------------------      ------            ------           -------           ------
Global Smallcap Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $ 1.304           $1.304
o End of period unit value ...............        1.304             1.304             1.081            1.083
Number of accumulation units
o End of period (000's omitted) ..........          308               360             5,824            1,247
-------------------------------------------      ------            ------           -------           ------
Growth Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $ 1.312           $1.313
o End of period unit value ...............        1.312             1.313             1.361            1.363
Number of accumulation units
o End of period (000's omitted) ..........        1,624             1,188            25,138            4,880
-------------------------------------------      ------            ------           -------           ------
International Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $ 1.407           $1.408
o End of period unit value ...............        1.407             1.408             1.089            1.091
Number of accumulation units
o End of period (000's omitted) ..........          474               593             9,347            3,198
-------------------------------------------      ------            ------           -------           ------
New World Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $ 1.238           $1.238
o End of period unit value ...............        1.238             1.238             1.073            1.075
Number of accumulation units
o End of period (000's omitted) ..........          256                59             4,005              961
-------------------------------------------      ------            ------           -------           ------
Blue Chip Income and Growth Subaccount** Accumulation unit value
o Beginning of period unit value .........
o End of period unit value ...............
Number of accumulation units
o End of period (000's omitted) ..........
-------------------------------------------      ------            ------           -------           ------
Growth-Income Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $ 1.092           $1.092
o End of period unit value ...............        1.092             1.092             1.171            1.172
Number of accumulation units
o End of period (000's omitted) ..........        1,919               732            29,734            4,530
-------------------------------------------      ------            ------           -------           ------
Asset Allocation Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $ 1.069           $1.069
o End of period unit value ...............        1.069             1.069             1.108            1.110
Number of accumulation units
o End of period (000's omitted) ..........          442               486             6,685            2,233
-------------------------------------------      ------            ------           -------           ------



                                                                    2001
                                                --------------------------------------------
                                                                         with
                                                     with           Guarantee           with
                                                    EGMDB        of Principal         EEB***
                                                ---------      --------------      ---------
Global Discovery Subaccount** Accumulation unit value
o Beginning of period unit value .........       $ 1.000           $ 1.000          $1.000
o End of period unit value ...............         0.930             0.930           1.133
Number of accumulation units
o End of period (000's omitted) ..........           678                58              35
-------------------------------------------      -------           -------          ------
Global Growth Subaccount Accumulation unit value
o Beginning of period unit value .........       $ 1.128           $ 1.129          $1.000
o End of period unit value ...............         0.960             0.963           1.078
Number of accumulation units
o End of period (000's omitted) ..........        18,638             4,266              54
-------------------------------------------      -------           -------          ------
Global Smallcap Subaccount Accumulation unit value
o Beginning of period unit value .........       $ 1.081           $ 1.083          $1.000
o End of period unit value ...............         0.935             0.938           1.213
Number of accumulation units
o End of period (000's omitted) ..........         9,946             1,792              15
-------------------------------------------      -------           -------          ------
Growth Subaccount Accumulation unit value
o Beginning of period unit value .........       $ 1.361           $ 1.363          $1.000
o End of period unit value ...............         1.106             1.109           1.084
Number of accumulation units
o End of period (000's omitted) ..........        60,046             9,697             210
-------------------------------------------      -------           -------          ------
International Subaccount Accumulation unit value
o Beginning of period unit value .........       $ 1.089           $ 1.091          $1.000
o End of period unit value ...............         0.866             0.869           1.025
Number of accumulation units
o End of period (000's omitted) ..........        20,762             4,954              17
-------------------------------------------      -------           -------          ------
New World Subaccount Accumulation unit value
o Beginning of period unit value .........       $ 1.073           $ 1.075          $1.000
o End of period unit value ...............         1.021             1.023           1.123
Number of accumulation units
o End of period (000's omitted) ..........         5,516             1,419               1
-------------------------------------------      -------           -------          ------
Blue Chip Income and Growth Subaccount** Accumulation unit value
o Beginning of period unit value .........       $ 1.000           $ 1.000          $1.000
o End of period unit value ...............         0.943             0.943           1.016
Number of accumulation units
o End of period (000's omitted) ..........         7,804               584             119
-------------------------------------------      -------           -------          ------
Growth-Income Subaccount Accumulation unit value
o Beginning of period unit value .........       $ 1.171           $ 1.172          $1.000
o End of period unit value ...............         1.192             1.195           1.056
Number of accumulation units
o End of period (000's omitted) ..........        83,511            13,024             478
-------------------------------------------      -------           -------          ------
Asset Allocation Subaccount Accumulation unit value
o Beginning of period unit value .........       $ 1.108           $ 1.110          $1.000
o End of period unit value ...............         1.106             1.109           1.021
Number of accumulation units
o End of period (000's omitted) ..........        23,993             5,017             177
-------------------------------------------      -------           -------          ------



                                      A-1



                              2002                                                2003
         ----------------------------------------------      ----------------------------------------------
                                    with                                                with
                with           Guarantee           with             with           Guarantee           with
               EGMDB        of Principal            EEB            EGMDB        of Principal            EEB
         -----------      --------------      ---------      -----------      --------------      ---------

          $   0.930           $ 0.930          $1.133         $   0.723           $ 0.724          $ 0.880
              0.723             0.724           0.880             0.984             0.987            1.195

              1,542               162             153             3,088               453              329
          ---------           -------          ------         ---------           -------          -------

          $   0.960           $ 0.963          $1.078         $   0.814           $ 0.817          $ 0.912
              0.814             0.817           0.912             1.093             1.099            1.222

             26,741             4,581             803            35,724             5,214            1,561
          ---------           -------          ------         ---------           -------          -------

          $   0.935           $ 0.938          $1.213         $   0.752           $ 0.755          $ 0.973
              0.752             0.755           0.973             1.146             1.152            1.480

             11,207             2,079             217            14,026             3,161              522
          ---------           -------          ------         ---------           -------          -------

          $   1.106           $ 1.109          $1.084         $   0.830           $ 0.833          $ 0.812
              0.830             0.833           0.812             1.127             1.133            1.100

             91,718            12,308           2,466           128,039            20,774            6,587
          ---------           -------          ------         ---------           -------          -------

          $   0.866           $ 0.869          $1.025         $   0.732           $ 0.735          $ 0.864
              0.732             0.735           0.864             0.981             0.986            1.155

             26,699             5,462             294            32,748             6,976              881
          ---------           -------          ------         ---------           -------          -------

          $   1.021           $ 1.023          $1.123         $   0.956           $ 0.960          $ 1.049
              0.956             0.960           1.049             1.321             1.328            1.447

              7,240             1,515             157             8,656             1,688              312
          ---------           -------          ------         ---------           -------          -------

          $   0.943           $ 0.943          $1.016         $   0.720           $ 0.721          $ 0.774
              0.720             0.721           0.774             0.935             0.937            1.003

             34,067             3,342           2,072            73,352            15,808            5,549
          ---------           -------          ------         ---------           -------          -------

          $   1.192           $ 1.195          $1.056         $   0.966           $ 0.970          $ 0.854
              0.966             0.970           0.854             1.271             1.277            1.121

            134,658            18,887           3,895           193,933            31,953           11,251
          ---------           -------          ------         ---------           -------          -------

          $   1.106           $ 1.109          $1.021         $   0.962           $ 0.966          $ 0.886
              0.962             0.966           0.886             1.163             1.169            1.069

             56,670             9,324           2,592           100,413            19,628            6,944
          ---------           -------          ------         ---------           -------          -------



                              2004
         ----------------------------------------------
                                    with
                with           Guarantee           with
               EGMDB        of Principal            EEB
         -----------      --------------      ---------

          $   0.984           $ 0.987          $ 1.195
              1.079             1.083            1.308

              5,859             2,074              639
          ---------           -------          -------

          $   1.093           $ 1.099          $ 1.222
              1.232             1.239            1.374

             58,823            19,253            3,502
          ---------           -------          -------

          $   1.146           $ 1.152          $ 1.480
              1.375             1.384            1.773

             20,638             7,404              952
          ---------           -------          -------

          $   1.127           $ 1.133          $ 1.100
              1.259             1.267            1.226

            195,939            66,006           13,515
          ---------           -------          -------

          $   0.981           $ 0.986          $ 1.155
              1.162             1.169            1.366

             47,745            17,399            2,460
          ---------           -------          -------

          $   1.321           $ 1.328          $ 1.447
              1.558             1.568            1.703

             11,838             4,669              616
          ---------           -------          -------

          $   0.935           $ 0.937          $ 1.003
              1.018             1.023            1.090

            141,720            61,247           12,047
          ---------           -------          -------

          $   1.271           $ 1.277          $ 1.121
              1.392             1.401            1.226

            288,736            99,056           22,269
          ---------           -------          -------

          $   1.163           $ 1.169          $ 1.069
              1.251             1.259            1.148

            171,643            71,930           13,176
          ---------           -------          -------


                                      A-2



                                                            1999                               2000
                                                -----------------------------      -----------------------------
                                                                         with                               with
                                                     with           Guarantee           with           Guarantee
                                                    EGMDB        of Principal          EGMDB        of Principal
                                                ---------      --------------      ---------      --------------
Bond Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $1.020            $1.020
o End of period unit value ...............        1.020             1.020            1.064             1.065
Number of accumulation units
o End of period (000's omitted) ..........           55               376            1,875               284
-------------------------------------------      ------            ------           ------            ------
High-Income Bond Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $1.046            $1.047
o End of period unit value ...............        1.046             1.047            1.005             1.006
Number of accumulation units
o End of period (000's omitted) ..........          234               441            2,432               809
-------------------------------------------      ------            ------           ------            ------
U.S. Government/AAA-Rated Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $1.003            $1.003
o End of period unit value ...............        1.003             1.003            1.110             1.111
Number of accumulation units
o End of period (000's omitted) ..........            2                 2              941               169
-------------------------------------------      ------            ------           ------            ------
Cash Management Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.000            $1.000           $1.009            $1.009
o End of period unit value ...............        1.009             1.009            1.060             1.061
Number of accumulation units
o End of period (000's omitted) ..........          120                 9            2,401               319
-------------------------------------------      ------            ------           ------            ------



                                                                    2001
                                                --------------------------------------------
                                                                         with
                                                     with           Guarantee           with
                                                    EGMDB        of Principal         EEB***
                                                ---------      --------------      ---------
Bond Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.064            $1.065           $1.000
o End of period unit value ...............        1.142             1.145            1.002
Number of accumulation units
o End of period (000's omitted) ..........        8,925             1,496               36
-------------------------------------------      ------            ------           ------
High-Income Bond Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.005            $1.006           $1.000
o End of period unit value ...............        1.075             1.077            1.020
Number of accumulation units
o End of period (000's omitted) ..........        7,766             1,261               22
-------------------------------------------      ------            ------           ------
U.S. Government/AAA-Rated Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.110            $1.111           $1.000
o End of period unit value ...............        1.179             1.182            1.002
Number of accumulation units
o End of period (000's omitted) ..........        3,884             1,670               24
-------------------------------------------      ------            ------           ------
Cash Management Subaccount Accumulation unit value
o Beginning of period unit value .........       $1.060            $1.061           $1.000
o End of period unit value ...............        1.088             1.091            1.003
Number of accumulation units
o End of period (000's omitted) ..........        6,548               786               19
-------------------------------------------      ------            ------           ------



                                      A-3



                            2002                                             2003
         -------------------------------------------      -------------------------------------------
                                  with                                             with
              with           Guarantee          with           with           Guarantee          with
             EGMDB        of Principal        EEB***          EGMDB        of Principal        EEB***
         ---------      --------------      --------      ---------      --------------      --------

          $ 1.142           $1.145           $1.002        $ 1.180           $1.184           $1.033
            1.180            1.184            1.033          1.321            1.328            1.155

           19,963            2,837              485         30,267            6,073            1,629
          -------           ------           ------        -------           ------           ------

          $ 1.075           $1.077           $1.020        $ 1.047           $1.051           $0.992
            1.047            1.051            0.992          1.347            1.354            1.273

           11,879            2,182              329         21,530            4,435            1,649
          -------           ------           ------        -------           ------           ------

          $ 1.179           $1.182           $1.002        $ 1.278           $1.283           $1.083
            1.278            1.283            1.083          1.298            1.304            1.098

           12,057            2,557              311         15,816            3,615              932
          -------           ------           ------        -------           ------           ------

          $ 1.088           $1.091           $1.003        $ 1.091           $1.095           $1.004
            1.091            1.095            1.004          1.088            1.094            0.999

            8,960            1,102               77          6,666            1,009              116
          -------           ------           ------        -------           ------           ------



                             2004
         --------------------------------------------
                                  with
              with           Guarantee           with
             EGMDB        of Principal            EEB
         ---------      --------------      ---------

          $ 1.321           $ 1.328          $1.155
            1.387             1.395           1.209

           50,024            20,798           3,909
          -------           -------          ------

          $ 1.347           $ 1.354          $1.273
            1.465             1.475           1.382

           29,790            11,989           1,935
          -------           -------          ------

          $ 1.298           $ 1.304          $1.098
            1.331             1.339           1.124

           14,751             6,559           1,146
          -------           -------          ------

          $ 1.088           $ 1.094          $0.999
            1.088             1.095           0.997

            7,539             2,509             589
          -------           -------          ------


* The VAA began operations on August 1, 1989. However, the subaccounts did not begin operations until October 15, 1999, so the figures for 1999 represent experience of less than one year.

** The Global Discovery and Blue Chip Income and Growth subaccounts began operations on July 5, 2001, so the figures for 2001 represent experience of less than one year.

*** The EEB Rider was not available until September 19, 2001, so the figures for 2001 represent experience of less than one year.

American Legacy Shareholder's Advantage
Lincoln National
Variable Annuity Account H  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the American Legacy Shareholder's Advantage prospectus of Lincoln National Variable Annuity Account H dated May 1, 2005. You may obtain a copy of the American Legacy Shareholder's Advantage prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46801-7866, or call 1-800-942-5500.




Table of Contents





Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Interest adjustment example                          B-2
Annuity payouts                                      B-4


Item                                                  Page
Determination of accumulation and annuity unit
value                                                B-6
Advertising and sales literature                     B-6
Additional services                                  B-7
Other information                                    B-8
Financial statements                                 B-8



This SAI is not a prospectus.
The date of this SAI is May 1, 2005.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP, have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal underwriter

We serve as principal underwriter for the contracts, as described in the prospectus. We are not a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation, our affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. We paid $149,868,839, $152,558,653, and $227,708,284 to
Lincoln Sales Representatives and Selling Firms in 2002, 2003, and 2004, respectively, as sales compensation with respect to the contracts. We retained no underwriting commissions for the sale of the contracts.




Purchase of securities being offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and other deductions, any applicable account fee and/or surrender charge may be reduced or waived.


Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest adjustment example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.



                                                                             B-2

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES



         Single Premium ...................       $50,000
         Premium taxes ....................       None
         Withdrawals ......................       None
         Guaranteed Period ................       5 years
         Guaranteed Interest Rate .........       3.50%
         Annuity Date .....................       Age 70
         Index Rate A .....................       3.50%
         Index Rate B .....................       4.00% End of contract year 1
                                                  3.50% End of contract year 2
                                                  3.00% End of contract year 3
                                                  2.00% End of contract year 4
         Percentage adjustment to B .......       0.50%




  Formula                       (1 + Index A)n
                        ------------------------------
                                                            -1
                        (1 + Index B + % Adjustment)n


                          SURRENDER VALUE CALCULATION


                                                      (3)
                     (1)            (2)               Adjusted
                     Annuity        Index Rate        Annuity
Contract Year        Value          Factor            Value
---------------      ---------      ------------      ----------
  1 ...........      $51,710         0.962268         $49,759
  2 ...........      $53,480         0.985646         $52,712
  3 ...........      $55,312         1.000000         $55,312
  4 ...........      $57,208         1.009756         $57,766
  5 ...........      $59,170            N/A           $59,170



                     (4)            (5)               (6)              (7)
                     Minimum        Greater of        Surrender        Surrender
Contract Year        Value          (3) & (4)         Charge           Value
---------------      ---------      ------------      -----------      ----------
  1 ...........      $50,710        $50,710           $4,250           $46,460
  2 ...........      $51,431        $52,712           $4,250           $48,462
  3 ...........      $52,162        $55,312           $4,000           $51,312
  4 ...........      $52,905        $57,766           $3,500           $54,266
  5 ...........      $53,658        $59,170           $3,000           $56,170

                           ANNUITY VALUE CALCULATION


                          BOY*                                                  Annual                  EOY**
                          Annuity                 Guaranteed                    Account                 Annuity
Contract Year             Value                   Interest Rate                 Fee                     Value
--------------------      ---------               ---------------               ---------               ----------
  1 ................      $50,000        x            1.035            -        $40            =        $51,710
  2 ................      $51,710        x            1.035            -        $40            =        $53,480
  3 ................      $53,480        x            1.035            -        $40            =        $55,312
  4 ................      $55,312        x            1.035            -        $40            =        $57,208
  5 ................      $57,208        x            1.035            -        $40            =        $59,170

                          SURRENDER CHARGE CALCULATION


                          Surrender
                          Charge                                           Surrender
Contract Year             Factor                   Deposit                 Charge
--------------------      ----------               ---------               ----------
  1 ................           8.5%       x        $50,000        =        $4,250
  2 ................           8.5%       x        $50,000        =        $4,250
  3 ................           8.0%       x        $50,000        =        $4,000
  4 ................           7.0%       x        $50,000        =        $3,500
  5 ................           6.0%       x        $50,000        =        $3,000

B-3

                             INDEX RATE FACTOR CALCULATION


Contract Year            Index A         Index B         Adj Index B         N           Result
------------------       ---------       ---------       -------------       -----       ---------
  1 ..............        3.50%           4.00%             4.50%             4          0.962268
  2 ..............        3.50%           3.50%             4.00%             3          0.985646
  3 ..............        3.50%           3.00%             3.50%             2          1.000000
  4 ..............        3.50%           2.00%             2.50%             1          1.009756
  5 ..............        3.50%            N/A               N/A             N/A            N/A

                           MINIMUM VALUE CALCULATION


                                                   Minimum                       Annual
                                                   Guaranteed                    Account                 Minimum
Contract Year                                      Interest Rate                 Fee                     Value
--------------------                               ---------------               ---------               ----------
  1 ................      $50,000         x            1.015            -        $40            =        $50,710
  2 ................      $50,710         x            1.015            -        $40            =        $51,431
  3 ................      $51,431         x            1.015            -        $40            =        $52,162
  4 ................      $52,162         x            1.015            -        $40            =        $52,905
  5 ................      $52,905         x            1.015            -        $40            =        $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity payouts

Variable annuity payouts

Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;

 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.


We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.


At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying


                                                                             B-4

the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of age, sex and survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.


i4LIFE (Reg. TM) Advantage

During the Access Period for non-Qualified contracts, regular income payments will be determined on the basis of:
 o the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected);
 o the annuity factor for the i4LIFE (Reg. TM) Advantage or Income4Life (Reg.
   TM) Solution selected; and
 o the investment results of the fixed and/or variable subaccounts selected.

During the Access Period for IRA contracts, regular income payments will be determined on the basis of:
 o the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment;
 o the annuity factor for the i4LIFE (Reg. TM) Advantage or Income4Life (Reg.
   TM) Solution selected; and
 o the investment results of the fixed and/or variable subaccounts selected.

For non-qualified contracts, the initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

For IRA contracts, the initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

The annuity factors are based on whether the i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution is selected, an assumed investment return of either 3%, 4%, 5%, or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.

The assumed interest rate is the measuring point for subsequent regular income payments. If the actual net investment rate (annualized) for the contract,whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly. We may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.


B-5

Determination of accumulation and annuity unit value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising and sales literature
As set forth in the prospectus, we may refer to the following indexes and organizations (and others) in our marketing materials:

A.M. Best's Rating System - is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which we intend to refer.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

EAFE Index - is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

FITCH - provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service - is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's - insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar - is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

NASDAQ-OTC Price Index - this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.


Russell 1000 Index - Measures the performance of the 1,000 largest companies in the Russell 3000 Index. These 1,000 companies represent approximately 92% of the U.S. equity markets, as of June 2004.

Russell 2000 Index - Measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These 2,000 companies represents the small cap segment of the U. S. equity market, approximately 6%, as of June 2004.

Russell 3000 Index - Russell 3000 (Reg. TM) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2004, the average firm's stock value in the index was $4.4 billion; the median was $822 million. The range of stock value was from $317.8 billion to $175.8 million.


Salomon Brothers 90 Day Treasury-Bill Index - Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard & Poor's insurance claims - paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.


                                                                             B-6

Standard and Poor's Index (S&P 400) - Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard & Poor's 500 Index - A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

VARDS (Variable Annuity Research and Data Service) - provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

In our advertisements and other sales literature for the VAA and the funds, we intend to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.



Additional services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


B-7

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $116 billion and had consolidated revenues of $5.4 billion in 2004. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 14,500 employers and more than 1.1 million individuals.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2004 Lincoln Life had total assets of approximately $105.3 billion.




Other information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial statements
Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln National Variable Annuity Account H

Statement of assets and liabilities

December 31, 2004

                                                                                                     Mortality &
                                                                                                     Expense
                                                          Contract                     Contract      Guarantee
                                                          Purchases                    Redemptions   Charges
                                                          Due From                     Due to        Payable To
                                                          The Lincoln                  The Lincoln   The Lincoln
                                                          National Life                National Life National Life
                                                          Insurance                    Insurance     Insurance
Subaccount                                 Investments    Company       Total Assets   Company       Company       Net Assets
---------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation            $  829,830,155  $       --   $  829,830,155   $191,940      $ 31,302    $  829,606,913
American Funds Asset Allocation Class 2     1,565,166,565   1,834,221    1,567,000,786         --        55,956     1,566,944,830
American Funds Blue Chip Income & Growth      119,454,423     179,824      119,634,247         --         4,539       119,629,708
American Funds Blue Chip Income & Growth
 Class 2                                      827,013,970   1,137,965      828,151,935         --        28,686       828,123,249
American Funds Bond                           175,063,370          --      175,063,370     61,639         6,608       174,995,123
American Funds Bond Class 2                   555,936,302     404,154      556,340,456         --        19,952       556,320,504
American Funds Cash Management                 61,079,783          --       61,079,783    299,224         2,289        60,778,270
American Funds Cash Management Class 2        107,305,934   1,075,320      108,381,254         --         4,187       108,377,067
American Funds Global Discovery                 8,340,789         339        8,341,128         --           313         8,340,815
American Funds Global Discovery Class 2        49,522,207     103,915       49,626,122         --         1,814        49,624,308
American Funds Global Growth                  168,955,738      72,893      169,028,631         --         6,373       169,022,258
American Funds Global Growth Class 2          685,061,943     528,038      685,589,981         --        24,757       685,565,224
American Funds Global Small Capitalization    160,387,034     151,197      160,538,231         --         6,032       160,532,199
American Funds Global Small Capitalization
 Class 2                                      393,826,093          --      393,826,093    150,827        14,674       393,660,592
American Funds Growth                       3,191,587,562          --    3,191,587,562    897,502       120,200     3,190,569,860
American Funds Growth Class 2               2,480,754,322   1,614,312    2,482,368,634         --        90,503     2,482,278,131
American Funds Growth-Income                3,697,500,048          --    3,697,500,048    901,443       139,442     3,696,459,163
American Funds Growth-Income Class 2        3,638,752,165   2,215,026    3,640,967,191         --       131,590     3,640,835,601
American Funds High-Income Bond               309,393,444          --      309,393,444    156,610        11,615       309,225,219
American Funds High-Income Bond Class 2       425,817,942     323,085      426,141,027         --        15,715       426,125,312
American Funds International                1,358,245,140          --    1,358,245,140    542,826        51,046     1,357,651,268
American Funds International Class 2          715,112,171     870,989      715,983,160         --        26,598       715,956,562
American Funds New World                       56,230,429      96,268       56,326,697         --         2,117        56,324,580
American Funds New World Class 2              202,313,585     432,558      202,746,143         --         7,446       202,738,697
American Funds U.S. Government/AAA-Rated
 Securities                                   239,627,997          --      239,627,997    268,336         8,987       239,350,674
American Funds U.S. Government/AAA-Rated
 Securities Class 2                           266,529,693     347,414      266,877,107         --         9,915       266,867,192


See accompanying notes.

Lincoln National Variable Annuity Account H

Statement of operations

Year Ended December 31, 2004

                                                            Dividends
                                                            from        Mortality and     Net
                                                            Investment  Expense           Investment
Subaccount                                                  Income      Guarantee Charges Income (Loss)
-------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                             $17,230,448   $(11,316,514)   $  5,913,934
American Funds Asset Allocation Class 2                      28,064,735    (15,712,793)     12,351,942
American Funds Blue Chip Income & Growth                        904,052     (1,514,400)       (610,348)
American Funds Blue Chip Income & Growth Class 2              3,985,486     (7,410,262)     (3,424,776)
American Funds Bond                                           6,780,455     (2,508,818)      4,271,637
American Funds Bond Class 2                                  15,725,655     (5,895,992)      9,829,663
American Funds Cash Management                                  597,528     (1,027,462)       (429,934)
American Funds Cash Management Class 2                          562,022     (1,552,406)       (990,384)
American Funds Global Discovery                                  69,583       (105,617)        (36,034)
American Funds Global Discovery Class 2                         316,364       (465,451)       (149,087)
American Funds Global Growth                                    927,736     (2,194,928)     (1,267,192)
American Funds Global Growth Class 2                          2,454,400     (7,482,851)     (5,028,451)
American Funds Global Small Capitalization                           --     (1,965,620)     (1,965,620)
American Funds Global Small Capitalization Class 2                   --     (4,187,989)     (4,187,989)
American Funds Growth                                        11,122,129    (43,433,544)    (32,311,415)
American Funds Growth Class 2                                 3,905,042    (27,387,737)    (23,482,695)
American Funds Growth-Income                                 37,898,062    (50,943,753)    (13,045,691)
American Funds Growth-Income Class 2                         29,458,807    (40,213,061)    (10,754,254)
American Funds High-Income Bond                              19,774,733     (4,387,597)     15,387,136
American Funds High-Income Bond Class 2                      20,671,055     (4,656,220)     16,014,835
American Funds International                                 18,564,440    (17,594,948)        969,492
American Funds International Class 2                          8,291,505     (7,581,769)        709,736
American Funds New World                                        973,423       (642,769)        330,654
American Funds New World Class 2                              2,966,067     (2,063,151)        902,916
American Funds U.S. Government/AAA-Rated Securities          12,360,842     (3,640,866)      8,719,976
American Funds U.S. Government/AAA-Rated Securities Class 2  11,232,305     (3,464,858)      7,767,447

See accompanying notes.

                                               Net change in   Net Increase
                 Dividends from Total          Unrealized      (Decrease) in
  Net Realized   Net Realized   Net Realized   Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
   $ 9,719,280      $     --     $ 9,719,280    $ 39,891,575    $ 55,524,789
        82,028            --          82,028      80,096,567      92,530,537
     1,198,517            --       1,198,517       8,356,052       8,944,221
       456,400            --         456,400      60,045,088      57,076,712
     3,239,444            --       3,239,444         445,879       7,956,960
       867,833            --         867,833       9,566,610      20,264,106
      (860,791)           --        (860,791)        970,157        (320,568)
      (367,125)           --        (367,125)        605,824        (751,685)
       176,903        87,360         264,263         411,396         639,625
       404,016       519,907         923,923       2,766,030       3,540,866
     1,006,193            --       1,006,193      18,709,218      18,448,219
       277,785            --         277,785      74,585,719      69,835,053
       858,210            --         858,210      26,480,246      25,372,836
     1,599,907            --       1,599,907      61,063,776      58,475,694
    39,371,571            --      39,371,571     324,885,214     331,945,370
    (5,739,769)           --      (5,739,769)    263,753,519     234,531,055
    71,672,981            --      71,672,981     261,378,106     320,005,396
       328,094            --         328,094     292,388,215     281,962,055
    (1,483,969)           --      (1,483,969)     10,895,270      24,798,437
     1,571,631            --       1,571,631      11,450,067      29,036,533
    (2,478,063)           --      (2,478,063)    216,061,216     214,552,645
     3,715,202            --       3,715,202      95,176,550      99,601,488
       714,435            --         714,435       6,720,401       7,765,490
     2,915,411            --       2,915,411      23,441,596      27,259,923
     4,156,106            --       4,156,106      (7,246,237)      5,629,845
       744,006            --         744,006      (3,702,052)      4,809,401

Lincoln National Variable Annuity Account H

Statements of changes in net assets

Years Ended December 31, 2003 and 2004

                                                                              American Funds   American Funds   American Funds
                                                             American Funds   Asset Allocation Blue Chip Income Blue Chip Income
                                                             Asset Allocation Class 2          & Growth         & Growth Class 2
                                                             Subaccount       Subaccount       Subaccount       Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                 $ 740,971,443    $  602,882,563   $   50,319,044   $  165,374,025
Changes From Operations:
.. Net investment income (loss)                                    9,273,919         9,584,930         (960,269)      (3,255,360)
.. Net realized gain (loss) on investments                          (675,907)       (2,946,899)        (597,537)        (789,624)
.. Net change in unrealized appreciation or depreciation on
  investments                                                   136,813,085       134,804,991       20,859,663       75,010,707
                                                              -------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                     145,411,097       141,443,022       19,301,857       70,965,723
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                             8,195,137       132,425,857        3,589,891       91,697,032
 . Contract withdrawals and transfers to annuity reserves       (88,786,019)      (41,454,115)      (8,105,968)     (11,569,716)
 . Contract transfers                                            36,861,874       118,832,121       33,855,264       84,265,322
                                                              -------------    --------------   --------------   --------------
                                                                (43,729,008)      209,803,863       29,339,187      164,392,638
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts       1,649,274           154,925          251,541          167,318
 . Annuity payments                                              (1,024,338)         (245,671)         (35,398)         154,159
 . Receipt (reimbursement) of mortality guarantee adjustment         (5,594)            2,661              180              205
                                                              -------------    --------------   --------------   --------------
                                                                    619,342           (88,085)         216,323          321,682
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                   (43,109,666)      209,715,778       29,555,510      164,714,320
                                                              -------------    --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         102,301,431       351,158,800       48,857,367      235,680,043
                                                              -------------    --------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2003                                 843,272,874       954,041,363       99,176,411      401,054,068
Changes From Operations:
.. Net investment income (loss)                                    5,913,934        12,351,942         (610,348)      (3,424,776)
.. Net realized gain (loss) on investments                         9,719,280            82,028        1,198,517          456,400
.. Net change in unrealized appreciation or depreciation on
  investments                                                    39,891,575        80,096,567        8,356,052       60,045,088
                                                              -------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                      55,524,789        92,530,537        8,944,221       57,076,712
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                             8,398,215       386,344,731        2,858,933      266,335,991
 . Contract withdrawals and transfers to annuity reserves      (111,493,371)      (71,889,896)     (15,351,855)     (29,182,059)
 . Contract transfers                                            34,326,438       204,881,148       23,773,007      133,112,945
                                                              -------------    --------------   --------------   --------------
                                                                (68,768,718)      519,335,983       11,280,085      370,266,877
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts         731,189         1,467,681          355,131          115,075
 . Annuity Payments                                              (1,158,779)         (422,630)        (125,782)        (385,863)
 . Receipt (reimbursement) of mortality guarantee adjustment          5,558            (8,104)            (358)          (3,620)
                                                              -------------    --------------   --------------   --------------
                                                                   (422,032)        1,036,947          228,991         (274,408)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                   (69,190,750)      520,372,930       11,509,076      369,992,469
                                                              -------------    --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (13,665,961)      612,903,467       20,453,297      427,069,181
                                                              -------------    --------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2004                               $ 829,606,913    $1,566,944,830   $  119,629,708   $  828,123,249
                                                              =============    ==============   ==============   ==============

                                                             American Funds
                                                             Global Small
                                                             Capitalization   American Funds   American Funds   American Funds
                                                             Class 2          Growth           Growth Class 2   Growth-Income
                                                             Subaccount       Subaccount       Subaccount       Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                 $ 155,051,878    $2,740,486,688   $1,221,118,723   $3,293,031,813
Changes From Operations:
.. Net investment income (loss)                                   (1,415,970)      (29,286,022)     (17,706,571)      (1,604,764)
.. Net realized gain (loss) on investments                        (4,860,770)      (58,221,812)     (38,766,070)     (29,312,931)
.. Net change in unrealized appreciation or depreciation on
  investments                                                    86,795,680       983,388,007      492,169,935      971,275,032
                                                              -------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                      80,518,940       895,880,173      435,697,294      940,357,337
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                            21,346,561        23,063,837      151,398,684       27,042,168
 . Contract withdrawals and transfers to annuity reserves        (8,951,119)     (322,336,978)     (87,151,094)    (392,267,182)
 . Contract transfers                                            12,004,490       (20,899,437)      79,401,628       (6,214,667)
                                                              -------------    --------------   --------------   --------------
                                                                 24,399,932      (320,172,578)     143,649,218     (371,439,681)
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts          47,933           516,684          440,028        1,131,207
 . Annuity payments                                                 (99,290)       (3,406,925)        (778,128)      (3,161,889)
 . Receipt (reimbursement) of mortality guarantee adjustment          2,211            44,912          (69,005)          81,646
                                                              -------------    --------------   --------------   --------------
                                                                    (49,146)       (2,845,329)        (407,105)      (1,949,036)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                    24,350,786      (323,017,907)     143,242,113     (373,388,717)
                                                              -------------    --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         104,869,726       572,862,266      578,939,407      566,968,620
                                                              -------------    --------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2003                                 259,921,604     3,313,348,954    1,800,058,130    3,860,000,433
Changes From Operations:
.. Net investment income (loss)                                   (4,187,989)      (32,311,415)     (23,482,695)     (13,045,691)
.. Net realized gain (loss) on investments                         1,599,907        39,371,571       (5,739,769)      71,672,981
.. Net change in unrealized appreciation or depreciation on
  investments                                                    61,063,776       324,885,214      263,753,519      261,378,106
                                                              -------------    --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                      58,475,694       331,945,370      234,531,055      320,005,396
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                            70,934,134        22,945,341      438,556,033       26,432,193
 . Contract withdrawals and transfers to annuity reserves       (17,182,299)     (402,255,083)    (115,351,497)    (512,854,750)
 . Contract transfers                                            21,461,447       (74,310,550)     124,370,218        3,889,273
                                                              -------------    --------------   --------------   --------------
                                                                 75,213,282      (453,620,292)     447,574,754     (482,533,284)
 Annuity Reserves:
 . Transfer from accumulation units and between subaccounts         162,181         1,812,021          753,458        2,195,633
 . Annuity Payments                                                (112,155)       (2,999,652)        (642,888)      (3,244,498)
 . Receipt (reimbursement) of mortality guarantee adjustment            (14)           83,459            3,622           35,483
                                                              -------------    --------------   --------------   --------------
                                                                     50,012        (1,104,172)         114,192       (1,013,382)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                    75,263,294      (454,724,464)     447,688,946     (483,546,666)
                                                              -------------    --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         133,738,988      (122,779,094)     682,220,001     (163,541,270)
                                                              -------------    --------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2004                               $ 393,660,592    $3,190,569,860   $2,482,278,131   $3,696,459,163
                                                              =============    ==============   ==============   ==============

See accompanying notes.

                                                  American Funds                        American Funds
American Funds  American Funds   American Funds   Cash Management American Funds        Global Discovery American Funds
Bond            Bond Class 2     Cash Management  Class 2         Global Discovery      Class 2          Global Growth
Subaccount      Subaccount       Subaccount       Subaccount      Subaccount            Subaccount       Subaccount
---------------------------------------------------------------------------------------------------------------------------
$  197,973,341    $281,818,549     $169,614,549   $  131,014,114      $  2,933,719        $ 8,642,145      $128,705,351
     5,176,443       7,689,789          167,685         (159,727)          (37,354)          (137,211)       (1,025,818)
     3,076,788       1,605,093       (1,970,503)        (574,054)          177,482            158,646        (4,563,224)
    13,907,227      25,325,567          946,008         (304,341)        1,208,657          4,269,095        45,224,272
--------------    ------------     ------------   --------------      ------------        -----------      ------------
    22,160,458      34,620,449         (856,810)      (1,038,122)        1,348,785          4,290,530        39,635,230
     1,511,651      47,652,337        2,392,354       67,127,962           497,614          5,836,146         2,128,352
   (30,352,089)    (22,688,931)     (69,057,287)     (52,688,121)         (684,868)          (495,850)      (14,072,773)
      (141,780)     30,220,379      (21,164,483)     (45,148,066)        2,765,410          4,592,875         2,901,347
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   (28,982,218)     55,183,785      (87,829,416)     (30,708,225)        2,578,156          9,933,171        (9,043,074)
       121,589          45,322          462,523           10,962             7,206             30,117          (144,342)
      (109,250)         55,066         (254,546)        (884,869)             (247)              (441)         (172,400)
           984           3,762            5,766              682                --                  8             1,386
--------------    ------------     ------------   --------------      ------------        -----------      ------------
        13,323         104,150          213,743         (873,225)            6,959             29,684          (315,356)
   (28,968,895)     55,287,935      (87,615,673)     (31,581,450)        2,585,115          9,962,855        (9,358,430)
--------------    ------------     ------------   --------------      ------------        -----------      ------------
    (6,808,437)     89,908,384      (88,472,483)     (32,619,572)        3,933,900         14,253,385        30,276,800
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   191,164,904     371,726,933       81,142,066       98,394,542         6,867,619         22,895,530       158,982,151
     4,271,637       9,829,663         (429,934)        (990,384)          (36,034)          (149,087)       (1,267,192)
     3,239,444         867,833         (860,791)        (367,125)          264,263            923,923         1,006,193
       445,879       9,566,610          970,157          605,824           411,396          2,766,030        18,709,218
--------------    ------------     ------------   --------------      ------------        -----------      ------------
     7,956,960      20,264,106         (320,568)        (751,685)          639,625          3,540,866        18,448,219
     2,124,234     137,826,607        1,553,107       92,195,416            80,562         16,762,540         2,083,409
   (28,030,113)    (28,666,511)     (36,863,892)     (27,014,360)         (972,136)        (1,586,647)      (19,378,656)
     1,154,457      55,327,854       15,471,187      (54,260,138)        1,732,767          8,044,482         8,573,247
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   (24,751,422)    164,487,950      (19,839,598)      10,920,918           841,193         23,220,375        (8,722,000)
       855,210         327,639           36,257         (122,571)           (7,492)           (31,550)          592,138
      (229,505)       (474,595)        (247,024)         (64,187)             (130)              (913)         (275,368)
        (1,024)        (11,529)           7,137               50                --                 --            (2,882)
--------------    ------------     ------------   --------------      ------------        -----------      ------------
       624,681        (158,485)        (203,630)        (186,708)           (7,622)           (32,463)          313,888
   (24,126,741)    164,329,465      (20,043,228)      10,734,210           833,571         23,187,912        (8,408,112)
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   (16,169,781)    184,593,571      (20,363,796)       9,982,525         1,473,196         26,728,778        10,040,107
--------------    ------------     ------------   --------------      ------------        -----------      ------------
$  174,995,123    $556,320,504     $ 60,778,270   $  108,377,067      $  8,340,815        $49,624,308      $169,022,258
==============    ============     ============   ==============      ============        ===========      ============


American Funds                   American Funds
Growth-Income   American Funds   High-Income Bond American Funds  American Funds        American Funds   American Funds
Class 2         High-Income Bond Class 2          International   International Class 2 New World        New World Class 2
Subaccount      Subaccount       Subaccount       Subaccount      Subaccount            Subaccount       Subaccount
---------------------------------------------------------------------------------------------------------------------------
$1,822,903,236    $287,553,028     $177,952,720   $1,131,390,842      $340,279,075        $31,696,416      $ 86,191,470
    (4,758,174)     21,317,418       15,017,093        2,578,855           115,309            177,945           341,283
   (23,311,620)     (5,620,047)      (1,202,011)     (59,803,081)      (19,195,539)          (534,014)         (289,388)
   611,359,051      64,486,009       43,012,163      391,950,907       131,977,876         11,663,550        33,455,328
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   583,289,257      80,183,380       56,827,245      334,726,681       112,897,646         11,307,481        33,507,223
   232,767,103       3,831,948       44,536,657        8,286,934        33,378,385            588,378         9,760,170
  (120,344,813)    (42,863,286)     (16,126,136)    (124,633,579)      (20,371,341)        (3,683,605)       (5,971,359)
   143,356,135      21,661,651       45,949,476      (43,555,397)        7,346,714          2,914,798         9,365,796
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   255,778,425     (17,369,687)      74,359,997     (159,902,042)       20,353,758           (180,429)       13,154,607
       636,375         693,878          222,978           55,990            81,504             26,918            49,237
    (1,009,749)       (652,212)        (131,128)      (1,648,875)         (184,655)           (19,957)          (45,937)
       (58,494)          2,260            1,195           17,121           (35,563)                17               557
--------------    ------------     ------------   --------------      ------------        -----------      ------------
      (431,868)         43,926           93,045       (1,575,764)         (138,714)             6,978             3,857
   255,346,557     (17,325,761)      74,453,042     (161,477,806)       20,215,044           (173,451)       13,158,464
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   838,635,814      62,857,619      131,280,287      173,248,875       133,112,690         11,134,030        46,665,687
--------------    ------------     ------------   --------------      ------------        -----------      ------------
 2,661,539,050     350,410,647      309,233,007    1,304,639,717       473,391,765         42,830,446       132,857,157
   (10,754,254)     15,387,136       16,014,835          969,492           709,736            330,654           902,916
       328,094      (1,483,969)       1,571,631       (2,478,063)        3,715,202            714,435         2,915,411
   292,388,215      10,895,270       11,450,067      216,061,216        95,176,550          6,720,401        23,441,596
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   281,962,055      24,798,437       29,036,533      214,552,645        99,601,488          7,765,490        27,259,923
   666,226,843       4,005,440      100,900,379        9,766,027       124,192,330            457,687        36,505,824
  (191,226,836)    (48,300,913)     (25,751,740)    (168,492,847)      (30,434,312)        (4,123,998)       (8,226,782)
   221,991,234     (21,405,773)      12,750,636       (2,173,725)       49,026,052          9,372,820        14,332,190
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   696,991,241     (65,701,246)      87,899,275     (160,900,545)      142,784,070          5,706,509        42,611,232
     1,589,995          58,543          118,480          692,153           410,967             56,591            58,449
    (1,245,661)       (344,528)        (162,182)      (1,374,971)         (233,440)           (34,398)          (48,464)
        (1,079)          3,366              199           42,269             1,712                (58)              400
--------------    ------------     ------------   --------------      ------------        -----------      ------------
       343,255        (282,619)         (43,503)        (640,549)          179,239             22,135            10,385
   697,334,496     (65,983,865)      87,855,772     (161,541,094)      142,963,309          5,728,644        42,621,617
--------------    ------------     ------------   --------------      ------------        -----------      ------------
   979,296,551     (41,185,428)     116,892,305       53,011,551       242,564,797         13,494,134        69,881,540
--------------    ------------     ------------   --------------      ------------        -----------      ------------
$3,640,835,601    $309,225,219     $426,125,312   $1,357,651,268      $715,956,562        $56,324,580      $202,738,697
==============    ============     ============   ==============      ============        ===========      ============

American Funds   American Funds
Global Growth    Global Small
Class 2          Capitalization
Subaccount       Subaccount
-----------------------------------------
 $ 355,449,238         $ 91,584,406
    (3,692,601)            (602,084)
    (7,254,782)          (5,866,987)
   129,979,558           50,913,432
 -------------         ------------
   119,032,175           44,444,361
    34,776,017            1,762,183
   (21,312,342)         (11,416,160)
     6,634,930            9,804,507
 -------------         ------------
    20,098,605              150,530
       127,762               28,457
      (140,726)            (113,675)
       (41,161)                  30
 -------------         ------------
       (54,125)             (85,188)
    20,044,480               65,342
 -------------         ------------
   139,076,655           44,509,703
 -------------         ------------
   494,525,893          136,094,109
    (5,028,451)          (1,965,620)
       277,785              858,210
    74,585,719           26,480,246
 -------------         ------------
    69,835,053           25,372,836
   114,228,392            2,410,905
   (32,461,429)         (15,377,063)
    39,495,865           12,073,889
 -------------         ------------
   121,262,828             (892,269)
        92,100               90,084
      (151,867)            (134,058)
         1,217                1,497
 -------------         ------------
       (58,550)             (42,477)
   121,204,278             (934,746)
 -------------         ------------
   191,039,331           24,438,090
 -------------         ------------
 $ 685,565,224         $160,532,199
 =============         ============

American Funds
U.S.             American Funds U.S.
Government/AAA-  Government/AAA-
Rated Securities Rated Securities Class 2
Subaccount       Subaccount
-----------------------------------------
 $ 445,038,484         $277,451,576
     9,236,902            6,275,091
     8,519,255            2,388,583
   (13,452,619)          (6,273,065)
 -------------         ------------
     4,303,538            2,390,609
     3,082,772           35,081,094
   (64,634,700)         (25,535,297)
   (73,205,017)         (29,417,182)
 -------------         ------------
  (134,756,945)         (19,871,385)
       121,584              304,020
      (350,044)            (955,416)
         5,351                3,691
 -------------         ------------
      (223,109)            (647,705)
  (134,980,054)         (20,519,090)
 -------------         ------------
  (130,676,516)         (18,128,481)
 -------------         ------------
   314,361,968          259,323,095
     8,719,976            7,767,447
     4,156,106              744,006
    (7,246,237)          (3,702,052)
 -------------         ------------
     5,629,845            4,809,401
     2,736,882           44,609,120
   (45,291,309)         (24,473,775)
   (38,015,930)         (16,285,291)
 -------------         ------------
   (80,570,357)           3,850,054
       241,287             (433,563)
      (288,170)            (680,577)
       (23,899)              (1,218)
 -------------         ------------
       (70,782)          (1,115,358)
   (80,641,139)           2,734,696
 -------------         ------------
   (75,011,294)           7,544,097
 -------------         ------------
 $ 239,350,674         $266,867,192
 =============         ============

Lincoln National Variable Annuity Account H

Notes to financial statements

December 31, 2004

1. Accounting Policies And Variable Account Information
The Variable Account: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of six products, each offering a guaranteed minimum death benefit (GMDB) rider option. The available contracts are as follows:

..  Legacy II
..  Legacy III
..  Shareholder's Advantage
..  Legacy III Plus
..  Legacy III C-Share
..  Legacy III L-Share

Legacy III and Shareholder's Advantage contracts became available to clients of the Company on April 30, 1997 and September 23, 1999, respectively. Legacy III Plus and Legacy C-Share contracts became available to clients of the Company on July 21, 2000.

Legacy III L-Share contracts became available to clients of the Company on September 10, 2001.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts. Certain reclassifications have been made to 2003 amounts to conform to the 2004 presentation.

Investments: The Variable Account invests in the American Funds Insurance Series (American Funds) which consists of the following mutual funds (Funds):

American Funds Asset Allocation
American Funds Asset Allocation Class 2

American Funds Blue Chip Income & Growth
American Funds Blue Chip Income & Growth Class 2

American Funds Bond
American Funds Bond Class 2

American Funds Cash Management
American Funds Cash Management Class 2

American Funds Global Discovery
American Funds Global Discovery Class 2

American Funds Global Growth
American Funds Global Growth Class 2

American Funds Global Small Capitalization
American Funds Global Small Capitalization Class 2

American Funds Growth
American Funds Growth Class 2

American Funds Growth-Income
American Funds Growth-Income Class 2

American Funds High-Income Bond
American Funds High-Income Bond Class 2

American Funds International
American Funds International Class 2

American Funds New World
American Funds New World Class 2

American Funds U.S. Government/AAA-Rated Securities
American Funds U.S. Government/AAA-Rated Securities Class 2

American Funds is registered as an open-ended management investment company. Investment in the Funds are stated at the closing net asset value per share on December 31, 2004, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

Lincoln National Variable Annuity Account H

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees are a percentage of each portfolio's average daily net assets within the Variable Account. The rates are as follows for the six contract types:

..  Legacy II at a daily rate of .0036986% to .0067123% (1.35% to 2.45% on an annual basis)
..  Legacy III at a daily rate of .0034247% to .0064384% (1.25% to 2.35% on an annual basis)
..  Shareholder Advantage at a daily rate of .0016438% to .0047945% (.60% to
   1.75% on an annual basis)
..  Legacy III Plus at a daily rate of .0041096% to .0069863% (1.50% to 2.55% on an annual basis)
..  Legacy III C-Share at a daily rate of .0042466% to .0071233% (1.55% to 2.60%
   on an annual basis)
.. Legacy III L-Share at a daily rate of .0043836% to .0072603% (1.60% to 2.65% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges for 2004 for the Legacy II, Legacy III, Legacy III Plus and Legacy III C-Share products were $12,046,274.

For the Shareholder's Advantage product a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. The sales charge percentage decreases as the value accumulated under certain of the owner's investment increase. For the year ending December 31, 2004, sales charges were $15,657,705.

Lincoln National Variable Annuity Account H

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2004 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                                                                                      2.09%
  Legacy II (1.35% Fee Rate)                               $3.02      $3.24    214,920,772 $695,842,524   7.05%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  3.02       3.24      1,928,851    6,244,982   7.05%
  Legacy II (1.50% Fee Rate)                                2.99       3.20     38,458,983  123,093,547   6.89%
  Legacy II (1.75% Fee Rate)                                1.10       1.17      2,668,770    3,126,816   6.62%
  Legacy II (1.95% Fee Rate)                                1.24       1.32        381,607      504,353   6.41%
  Legacy II (2.25% Fee Rate)                  01/20/04      1.26       1.31        407,539      535,063   4.01%
  Legacy II (2.45% Fee Rate)                  06/17/04      1.24       1.31        198,621      259,628   5.71%
American Funds Asset Allocation Class 2                                                                              2.33%
  Legacy III (1.25% Fee Rate)                               1.43       1.53    135,038,394  206,639,066   7.00%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.43       1.53      1,456,104    2,228,167   7.00%
  Legacy III (1.40% Fee Rate)                               1.42       1.51    426,960,950  645,880,874   6.83%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.42       1.51        177,329      268,253   6.83%
  Legacy III (1.60% Fee Rate)                               1.05       1.12     15,543,345   17,442,182   6.62%
  Legacy III (1.65% Fee Rate)                               1.11       1.18     12,273,260   14,494,232   6.57%
  Legacy III (1.85% Fee Rate)                               1.24       1.32      1,201,120    1,583,613   6.36%
  Legacy III (2.15% Fee Rate)                               1.24       1.31      7,747,577   10,147,239   6.04%
  Legacy III (2.35% Fee Rate)                               1.23       1.30      1,519,401    1,981,217   5.83%
  Shrholder's Advantage (.60% Fee Rate)                     1.17       1.26     71,930,107   90,531,286   7.69%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.17       1.26        191,348      240,831   7.69%
  Shrholder's Advantage (.72% Fee Rate)                     1.16       1.25    171,643,039  214,689,133   7.56%
  Shrholder's Advantage (.92% Fee Rate)                     1.07       1.15     13,175,912   15,121,274   7.35%
  Shrholder's Advantage (1.05% Fee Rate)                    1.11       1.19      2,958,349    3,520,375   7.21%
  Shrholder's Advantage (1.25% Fee Rate)                    1.25       1.34        764,694    1,021,687   7.00%
  Shrholder's Advantage (1.55% Fee Rate)      01/12/04      1.26       1.33      2,133,165    2,831,211   5.57%
  Shrholder's Advantage (1.75% Fee Rate)      06/10/04      1.24       1.32        258,445      341,510   6.27%
  Legacy III Plus (1.50% Fee Rate)                          1.08       1.15     31,624,205   36,404,027   6.73%
  Legacy III Plus (1.60% Fee Rate)                          1.07       1.15     58,038,677   66,501,522   6.62%
  Legacy III Plus (1.80% Fee Rate)                          1.10       1.18      6,858,852    8,060,514   6.41%
  Legacy III Plus (1.85% Fee Rate)                          1.10       1.17      3,108,108    3,646,195   6.36%
  Legacy III Plus (2.05% Fee Rate)                          1.24       1.31        180,763      237,275   6.14%
  Legacy III Plus (2.35% Fee Rate)            03/03/04      1.27       1.30      2,685,747    3,502,108   3.06%
  Legacy III Plus (2.55% Fee Rate)            04/19/04      1.24       1.30        450,449      584,780   4.84%
  Legacy III C-Shr (1.55% Fee Rate)                         1.08       1.15     28,306,822   32,518,871   6.67%
  Legacy III C-Shr (1.65% Fee Rate)                         1.07       1.14     27,194,419   31,092,879   6.57%
  Legacy III C Shr (1.85% Fee Rate)                         1.10       1.17      2,612,420    3,065,385   6.36%
  Legacy III C Shr (1.90% Fee Rate)                         1.10       1.17      1,272,580    1,490,575   6.30%
  Legacy III C Shr (2.10% Fee Rate)                         1.24       1.31         96,150      126,072   6.09%
  Legacy III C Shr (2.40% Fee Rate)           04/15/04      1.24       1.30        907,456    1,181,987   5.35%
  Legacy III C Shr (2.60% Fee Rate)           08/27/04      1.22       1.30         11,924       15,464   5.90%
  Legacy III L Shr (1.60% Fee Rate)                         1.11       1.18     53,463,158   63,238,715   6.62%
  Legacy III L Shr (1.70% Fee Rate)                         1.11       1.18     57,429,785   67,712,739   6.52%
  Legacy III L Shr (1.90% Fee Rate)                         1.10       1.17      4,844,800    5,675,410   6.30%
  Legacy III L Shr (1.95% Fee Rate)                         1.10       1.17      1,480,637    1,731,062   6.25%
  Legacy III L Shr (2.15% Fee Rate)                         1.24       1.31        368,918      483,184   6.04%
  Legacy III L Shr (2.45% Fee Rate)           01/21/04      1.26       1.30      7,040,974    9,160,804   3.03%
  Legacy III L Shr (2.65% Fee Rate)           03/31/04      1.24       1.30      1,198,995    1,553,112   4.83%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds Blue Chip Income &
 Growth                                                                                                              0.82%
  Legacy II (1.35% Fee Rate)                               $0.93      $1.01     92,393,907 $ 92,878,578    8.46%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  0.93       1.01        661,699      665,170    8.46%
  Legacy II (1.50% Fee Rate)                                0.92       1.00     25,670,088   25,669,707    8.30%
  Legacy II (1.75% Fee Rate)                                1.04       1.12        201,670      226,718    8.03%
  Legacy II (1.95% Fee Rate)                                1.37       1.48         52,715       78,087    7.81%
  Legacy II (2.25% Fee Rate)                  05/18/04      1.33       1.47         43,259       63,657   10.41%
  Legacy II (2.45% Fee Rate)                  07/19/04      1.35       1.47         32,621       47,791    8.88%
American Funds Blue Chip Income &
 Growth Class 2                                                                                                      0.68%
  Legacy III (1.25% Fee Rate)                               0.92       1.00    117,152,354  117,110,762    8.38%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  0.92       1.00        348,100      347,976    8.38%
  Legacy III (1.40% Fee Rate)                               0.92       0.99    258,312,878  256,820,840    8.22%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  0.92       0.99         96,003       95,448    8.22%
  Legacy III (1.60% Fee Rate)                               0.99       1.07     12,730,781   13,573,496    8.00%
  Legacy III (1.65% Fee Rate)                               1.06       1.14      4,420,080    5,060,716    7.95%
  Legacy III (1.85% Fee Rate)                               1.37       1.48        566,274      835,969    7.73%
  Legacy III (2.15% Fee Rate)                               1.37       1.47      3,266,444    4,790,296    7.41%
  Legacy III (2.35% Fee Rate)                 03/18/04      1.39       1.46        590,426      862,059    4.93%
  Shrholder's Advantage (.60% Fee Rate)                     0.94       1.02     61,247,459   62,631,370    9.09%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          0.94       1.02         13,783       14,094    9.09%
  Shrholder's Advantage (.72% Fee Rate)                     0.93       1.02    141,719,552  144,317,499    8.96%
  Shrholder's Advantage (.92% Fee Rate)                     1.00       1.09     12,047,196   13,136,561    8.74%
  Shrholder's Advantage (1.05% Fee Rate)                    1.08       1.17      2,362,992    2,759,189    8.60%
  Shrholder's Advantage (1.25% Fee Rate)                    1.38       1.50        203,076      303,802    8.38%
  Shrholder's Advantage (1.55% Fee Rate)      03/31/04      1.41       1.49        874,916    1,300,233    5.43%
  Shrholder's Advantage (1.75% Fee Rate)      06/17/04      1.39       1.48        247,503      366,195    6.22%
  Legacy III Plus (1.50% Fee Rate)                          0.92       0.99     21,997,108   21,798,512    8.11%
  Legacy III Plus (1.60% Fee Rate)                          0.91       0.99     42,682,988   42,148,573    8.00%
  Legacy III Plus (1.80% Fee Rate)                          1.06       1.14      5,410,769    6,164,420    7.79%
  Legacy III Plus (1.85% Fee Rate)                          1.06       1.14      1,912,307    2,174,953    7.73%
  Legacy III Plus (2.05% Fee Rate)                          1.37       1.47        215,381      316,560    7.52%
  Legacy III Plus (2.35% Fee Rate)            03/03/04      1.42       1.46      1,391,105    2,031,094    3.01%
  Legacy III Plus (2.55% Fee Rate)            05/24/04      1.32       1.45        510,963      742,756    9.83%
  Legacy III C-Shr (1.55% Fee Rate)                         0.92       0.99     16,554,380   16,376,380    8.06%
  Legacy III C-Shr (1.65% Fee Rate)                         0.91       0.99     16,633,789   16,397,649    7.95%
  Legacy III C Shr (1.85% Fee Rate)                         1.06       1.14      1,611,479    1,833,206    7.73%
  Legacy III C Shr (1.90% Fee Rate)                         1.05       1.14        610,570      693,370    7.68%
  Legacy III C Shr (2.10% Fee Rate)           08/30/04      1.34       1.47         18,367       26,966    9.50%
  Legacy III C Shr (2.40% Fee Rate)           04/15/04      1.39       1.46        420,403      613,139    5.19%
  Legacy III C Shr (2.60% Fee Rate)           09/17/04      1.37       1.45         91,483      132,839    6.13%
  Legacy III L Shr (1.60% Fee Rate)                         1.06       1.15     36,697,905   42,084,013    8.00%
  Legacy III L Shr (1.70% Fee Rate)                         1.06       1.14     35,724,836   40,837,976    7.89%
  Legacy III L Shr (1.90% Fee Rate)                         1.05       1.14      5,866,293    6,662,958    7.68%
  Legacy III L Shr (1.95% Fee Rate)                         1.05       1.13        289,813      328,583    7.63%
  Legacy III L Shr (2.15% Fee Rate)                         1.37       1.47        122,130      179,104    7.41%
  Legacy III L Shr (2.45% Fee Rate)           01/21/04      1.40       1.46      1,147,728    1,672,037    4.12%
  Legacy III L Shr (2.65% Fee Rate)           04/07/04      1.40       1.45        401,027      581,656    3.33%
American Funds Bond                                                                                                  3.72%
  Legacy II (1.35% Fee Rate)                                1.51       1.58     89,972,434  142,220,032    4.62%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  1.51       1.58      1,029,423    1,627,217    4.62%
  Legacy II (1.50% Fee Rate)                                1.50       1.56     19,217,804   30,030,331    4.46%
  Legacy II (1.75% Fee Rate)                                1.15       1.20        725,523      868,743    4.20%
  Legacy II (1.95% Fee Rate)                                1.18       1.23         55,502       68,331    3.99%
  Legacy II (2.25% Fee Rate)                  01/20/04      1.20       1.22        147,561      180,469    2.28%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds Bond Class 2                                                                                          3.50%
  Legacy III (1.25% Fee Rate)                              $1.43      $1.49     55,380,330 $ 82,492,088    4.40%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.43       1.49        529,789      789,150    4.40%
  Legacy III (1.40% Fee Rate)                               1.41       1.47    157,517,988  231,946,738    4.25%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.41       1.47         25,851       38,066    4.25%
  Legacy III (1.60% Fee Rate)                               1.14       1.18      4,433,351    5,242,480    4.04%
  Legacy III (1.65% Fee Rate)                               1.15       1.19      2,433,017    2,904,153    3.99%
  Legacy III (1.85% Fee Rate)                               1.18       1.23        302,241      370,643    3.78%
  Legacy III (2.15% Fee Rate)                 02/11/04      1.19       1.22      2,334,196    2,843,595    2.54%
  Legacy III (2.35% Fee Rate)                 04/28/04      1.17       1.21        578,113      701,155    3.41%
  Shrholder's Advantage (.60% Fee Rate)                     1.33       1.40     20,797,984   29,020,172    5.08%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.33       1.40         43,884       61,233    5.08%
  Shrholder's Advantage (.72% Fee Rate)                     1.32       1.39     50,023,706   69,367,473    4.96%
  Shrholder's Advantage (.92% Fee Rate)                     1.15       1.21      3,909,498    4,727,963    4.75%
  Shrholder's Advantage (1.05% Fee Rate)                    1.16       1.22      1,104,700    1,344,762    4.61%
  Shrholder's Advantage (1.25% Fee Rate)                    1.19       1.24        267,970      333,005    4.40%
  Shrholder's Advantage (1.55% Fee Rate)      01/12/04      1.20       1.23        676,223      834,781    2.96%
  Shrholder's Advantage (1.75% Fee Rate)      08/18/04      1.20       1.23         21,949       26,976    2.76%
  Legacy III Plus (1.50% Fee Rate)                          1.23       1.29      9,938,280   12,779,742    4.14%
  Legacy III Plus (1.60% Fee Rate)                          1.23       1.28     19,944,856   25,527,142    4.04%
  Legacy III Plus (1.80% Fee Rate)                          1.14       1.19      3,539,589    4,195,744    3.83%
  Legacy III Plus (1.85% Fee Rate)                          1.14       1.19      1,015,904    1,204,895    3.78%
  Legacy III Plus (2.05% Fee Rate)                          1.18       1.22        165,166      201,649    3.57%
  Legacy III Plus (2.35% Fee Rate)            03/03/04      1.18       1.21      1,159,542    1,406,316    2.41%
  Legacy III Plus (2.55% Fee Rate)            03/18/04      1.19       1.21        414,115      500,030    1.55%
  Legacy III C-Shr (1.55% Fee Rate)                         1.23       1.28      8,857,257   11,364,097    4.09%
  Legacy III C-Shr (1.65% Fee Rate)                         1.23       1.28     10,379,632   13,256,070    3.99%
  Legacy III C Shr (1.85% Fee Rate)                         1.14       1.19      1,402,229    1,663,053    3.78%
  Legacy III C Shr (1.90% Fee Rate)                         1.14       1.18      1,293,294    1,531,340    3.73%
  Legacy III C Shr (2.10% Fee Rate)           01/20/04      1.19       1.22         92,961      113,369    2.19%
  Legacy III C Shr (2.40% Fee Rate)           04/15/04      1.17       1.21         54,538       66,072    3.20%
  Legacy III C Shr (2.60% Fee Rate)           10/08/04      1.19       1.21          8,297       10,007    1.26%
  Legacy III L Shr (1.60% Fee Rate)                         1.15       1.20     19,229,284   23,007,778    4.04%
  Legacy III L Shr (1.70% Fee Rate)                         1.15       1.19     19,153,996   22,824,493    3.93%
  Legacy III L Shr (1.90% Fee Rate)                         1.14       1.18      1,533,569    1,815,824    3.73%
  Legacy III L Shr (1.95% Fee Rate)                         1.14       1.18        246,160      291,153    3.67%
  Legacy III L Shr (2.15% Fee Rate)                         1.18       1.22         36,666       44,666    3.47%
  Legacy III L Shr (2.45% Fee Rate)           01/21/04      1.19       1.21        929,261    1,124,531    1.77%
  Legacy III L Shr (2.65% Fee Rate)           04/12/04      1.18       1.20        288,926      348,100    2.45%
American Funds Cash Management                                                                                       0.80%
  Legacy II (1.35% Fee Rate)                                1.54       1.53     34,632,070   53,060,114   (0.39)%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  1.54       1.53        453,388      694,640   (0.39)%
  Legacy II (1.50% Fee Rate)                                1.52       1.51      4,572,344    6,925,151   (0.54)%
  Legacy II (1.75% Fee Rate)                                0.98       0.98         67,442       65,892   (0.79)%
  Legacy II (2.45% Fee Rate)                  07/19/04      0.97       0.97         33,639       32,473   (0.47)%

Lincoln National Variable Annuity Account H

                                                       Unit Value Unit Value                                   Investment
                                          Commencement Beginning  End of     Units                   Total     Income
Subaccount                                Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
-------------------------------------------------------------------------------------------------------------------------
American Funds Cash Management Class 2                                                                            0.51%
  Legacy III (1.25% Fee Rate)                            $1.16      $1.15    11,089,133  $12,758,440   (0.55)%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                1.16       1.15       144,325      166,052   (0.55)%
  Legacy III (1.40% Fee Rate)                             1.15       1.14    29,690,764   33,770,331   (0.70)%
  Legacy III (1.60% Fee Rate)                             0.98       0.97       244,117      237,961   (0.90)%
  Legacy III (1.65% Fee Rate)                             0.98       0.97       452,753      440,527   (0.95)%
  Legacy III (1.85% Fee Rate)               05/18/04      0.98       0.97        91,556       88,995   (0.54)%
  Legacy III (2.15% Fee Rate)               06/22/04      0.97       0.97       118,451      114,378   (0.58)%
  Legacy III (2.35% Fee Rate)               06/17/04      0.97       0.96         8,071        7,759   (0.74)%
  Shrholder's Advantage (.60% Fee Rate)                   1.09       1.09     2,509,319    2,747,407    0.10%
  Shrholder's Advantage (.72% Fee Rate)                   1.09       1.09     7,538,702    8,203,341   (0.02)%
  Shrholder's Advantage (.92% Fee Rate)                   1.00       1.00       589,125      587,265   (0.22)%
  Shrholder's Advantage (1.55% Fee Rate)    09/23/04      0.98       0.98        76,745       75,097   (0.05)%
  Legacy III Plus (1.50% Fee Rate)                        1.02       1.01     5,930,531    6,013,067   (0.80)%
  Legacy III Plus (1.60% Fee Rate)                        1.02       1.01     4,217,838    4,257,807   (0.90)%
  Legacy III Plus (1.80% Fee Rate)                        0.98       0.97       649,374      628,820   (1.10)%
  Legacy III Plus (2.35% Fee Rate)          04/06/04      0.97       0.96     1,191,516    1,145,453   (1.11)%
  Legacy III Plus (2.55% Fee Rate)          10/04/04      0.96       0.96       266,417      254,993   (0.34)%
  Legacy III C-Shr (1.55% Fee Rate)                       1.02       1.01     9,691,609    9,809,699   (0.85)%
  Legacy III C-Shr (1.65% Fee Rate)                       1.02       1.01    10,767,582   10,844,578   (0.95)%
  Legacy III C Shr (1.85% Fee Rate)                       0.98       0.97       108,467      104,866   (1.14)%
  Legacy III C Shr (1.90% Fee Rate)                       0.98       0.97       338,145      326,386   (1.19)%
  Legacy III C Shr (2.40% Fee Rate)         08/10/04      0.96       0.96       170,132      163,376   (0.48)%
  Legacy III L Shr (1.60% Fee Rate)                       0.98       0.98     7,586,794    7,397,761   (0.90)%
  Legacy III L Shr (1.70% Fee Rate)                       0.98       0.97     5,985,707    5,814,153   (1.00)%
  Legacy III L Shr (1.90% Fee Rate)                       0.98       0.97       785,188      757,882   (1.19)%
  Legacy III L Shr (1.95% Fee Rate)                       0.98       0.96       564,263      543,963   (1.24)%
  Legacy III L Shr (2.45% Fee Rate)         01/21/04      0.97       0.96     1,164,217    1,116,710   (1.60)%
American Funds Global Discovery                                                                                   0.91%
  Legacy II (1.35% Fee Rate)                              0.97       1.06     6,696,313    7,128,750    9.23%
  Legacy II (1.50% Fee Rate)                              0.97       1.06     1,144,527    1,212,065    9.07%
American Funds Global Discovery Class 2                                                                           0.90%
  Legacy III (1.25% Fee Rate)                             0.97       1.06     5,910,245    6,259,450    9.06%
  Legacy III (1.40% Fee Rate)                             0.97       1.05    15,492,578   16,317,455    8.90%
  Legacy III (1.60% Fee Rate)                             1.11       1.21       705,486      850,959    8.68%
  Legacy III (1.65% Fee Rate)                             1.18       1.28        70,112       89,501    8.63%
  Legacy III (1.85% Fee Rate)               07/19/04      1.44       1.57         4,044        6,362    9.44%
  Legacy III (2.15% Fee Rate)               01/29/04      1.48       1.56       136,017      212,563    5.40%
  Legacy III (2.35% Fee Rate)               10/11/04      1.44       1.56        24,026       37,384    8.36%
  Shrholder's Advantage (.60% Fee Rate)                   0.99       1.08     2,073,907    2,246,819    9.77%
  Shrholder's Advantage (.72% Fee Rate)                   0.98       1.08     5,858,532    6,320,620    9.64%
  Shrholder's Advantage (.92% Fee Rate)                   1.20       1.31       638,802      835,314    9.42%
  Shrholder's Advantage (1.05% Fee Rate)                  1.19       1.30        77,682      101,138    9.28%
  Shrholder's Advantage (1.25% Fee Rate)    05/11/04      1.45       1.59         1,605        2,559   10.22%
  Shrholder's Advantage (1.55% Fee Rate)    06/10/04      1.49       1.58        79,943      126,605    6.17%
  Shrholder's Advantage (1.75% Fee Rate)    06/10/04      1.49       1.58        17,590       27,734    6.05%
  Legacy III Plus (1.50% Fee Rate)                        0.97       1.05     1,584,344    1,663,521    8.79%
  Legacy III Plus (1.60% Fee Rate)                        0.96       1.05     3,532,025    3,695,770    8.68%
  Legacy III Plus (1.80% Fee Rate)                        1.17       1.27       242,000      307,426    8.46%
  Legacy III Plus (1.85% Fee Rate)          03/11/04      1.18       1.27        29,436       37,325    7.39%
  Legacy III Plus (2.05% Fee Rate)          08/11/04      1.37       1.57        68,209      106,837   14.08%
  Legacy III Plus (2.55% Fee Rate)          06/24/04      1.47       1.55        84,121      130,311    5.70%
  Legacy III C-Shr (1.55% Fee Rate)                       0.96       1.05       902,365      945,715    8.74%
  Legacy III C-Shr (1.65% Fee Rate)                       0.96       1.04     1,994,822    2,083,515    8.63%
  Legacy III C Shr (1.85% Fee Rate)                       1.17       1.27        41,067       52,085    8.41%
  Legacy III C Shr (2.40% Fee Rate)         08/18/04      1.39       1.55         4,157        6,460   12.21%
  Legacy III C Shr (2.60% Fee Rate)         09/17/04      1.42       1.55         7,389       11,434    8.76%
  Legacy III L Shr (1.60% Fee Rate)                       1.18       1.28     2,701,966    3,455,041    8.68%
  Legacy III L Shr (1.70% Fee Rate)                       1.17       1.27     2,389,554    3,046,065    8.57%
  Legacy III L Shr (1.90% Fee Rate)                       1.17       1.27       484,274      613,197    8.36%
  Legacy III L Shr (2.15% Fee Rate)         04/29/04      1.48       1.56        11,618       18,156    5.76%
  Legacy III L Shr (2.65% Fee Rate)         04/19/04      1.49       1.55        10,990       16,987    3.80%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth                                                                                         0.58%
  Legacy II (1.35% Fee Rate)                               $1.77      $1.98     71,035,251 $140,849,538   12.27%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  1.77       1.98        909,649    1,803,663   12.27%
  Legacy II (1.50% Fee Rate)                                1.75       1.96     13,266,238   26,003,570   12.11%
  Legacy II (1.75% Fee Rate)                                1.33       1.49        143,592      213,799   11.83%
  Legacy II (1.95% Fee Rate)                  03/18/04      1.47       1.61         18,124       29,268    9.84%
  Legacy II (2.25% Fee Rate)                  01/20/04      1.49       1.60         40,560       65,065    7.68%
  Legacy II (2.45% Fee Rate)                  07/19/04      1.44       1.60         35,911       57,355   11.25%
American Funds Global Growth Class 2                                                                                 0.43%
  Legacy III (1.25% Fee Rate)                               1.75       1.96     46,843,772   91,919,517   12.08%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.75       1.96        532,426    1,044,756   12.08%
  Legacy III (1.40% Fee Rate)                               1.73       1.94    196,921,306  381,740,437   11.91%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.73       1.94         27,331       52,982   11.91%
  Legacy III (1.60% Fee Rate)                               1.20       1.34      3,543,325    4,759,942   11.69%
  Legacy III (1.65% Fee Rate)                               1.30       1.45      3,246,713    4,718,103   11.63%
  Legacy III (1.85% Fee Rate)                               1.44       1.61        206,412      332,098   11.41%
  Legacy III (2.15% Fee Rate)                 01/29/04      1.46       1.60        962,422    1,537,955    9.61%
  Legacy III (2.35% Fee Rate)                 03/19/04      1.44       1.59        225,128      358,172   10.12%
  Shrholder's Advantage (.60% Fee Rate)                     1.10       1.24     19,253,057   23,860,852   12.81%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.10       1.24         12,428       15,402   12.81%
  Shrholder's Advantage (.72% Fee Rate)                     1.09       1.23     58,823,233   72,447,367   12.67%
  Shrholder's Advantage (.92% Fee Rate)                     1.22       1.37      3,502,398    4,811,887   12.45%
  Shrholder's Advantage (1.05% Fee Rate)                    1.32       1.48        507,038      751,459   12.30%
  Shrholder's Advantage (1.25% Fee Rate)                    1.45       1.63        125,394      204,407   12.08%
  Shrholder's Advantage (1.55% Fee Rate)      04/12/04      1.53       1.62        262,469      425,038    6.04%
  Shrholder's Advantage (1.75% Fee Rate)      07/19/04      1.45       1.61         47,810       77,082   11.44%
  Legacy III Plus (1.50% Fee Rate)                          0.75       0.84      8,986,355    7,557,732   11.80%
  Legacy III Plus (1.60% Fee Rate)                          0.75       0.84     31,162,285   26,091,401   11.69%
  Legacy III Plus (1.80% Fee Rate)                          1.30       1.45      1,551,731    2,243,983   11.46%
  Legacy III Plus (1.85% Fee Rate)                          1.30       1.44        128,244      185,148   11.41%
  Legacy III Plus (2.05% Fee Rate)            08/11/04      1.39       1.60        100,390      160,781   14.88%
  Legacy III Plus (2.35% Fee Rate)            03/29/04      1.47       1.59        200,940      319,689    8.50%
  Legacy III Plus (2.55% Fee Rate)            06/24/04      1.46       1.58        145,164      229,937    8.72%
  Legacy III C-Shr (1.55% Fee Rate)                         0.75       0.84     10,305,691    8,648,095   11.74%
  Legacy III C-Shr (1.65% Fee Rate)                         0.75       0.84     11,924,347    9,962,682   11.63%
  Legacy III C Shr (1.85% Fee Rate)                         1.30       1.44        721,428    1,041,512   11.41%
  Legacy III C Shr (1.90% Fee Rate)                         1.29       1.44         48,793       70,328   11.35%
  Legacy III C Shr (2.10% Fee Rate)           08/30/04      1.42       1.60          6,779       10,846   12.94%
  Legacy III C Shr (2.40% Fee Rate)           08/11/04      1.39       1.59         92,788      147,463   14.73%
  Legacy III C Shr (2.60% Fee Rate)           11/09/04      1.50       1.58         69,982      110,730    5.26%
  Legacy III L Shr (1.60% Fee Rate)                         1.30       1.46     11,012,437   16,033,801   11.69%
  Legacy III L Shr (1.70% Fee Rate)                         1.30       1.45     13,567,594   19,689,123   11.57%
  Legacy III L Shr (1.90% Fee Rate)                         1.29       1.44      1,698,670    2,449,006   11.35%
  Legacy III L Shr (1.95% Fee Rate)                         1.29       1.44        293,546      422,571   11.30%
  Legacy III L Shr (2.15% Fee Rate)                         1.44       1.60         57,155       91,332   11.07%
  Legacy III L Shr (2.45% Fee Rate)           01/21/04      1.49       1.59        397,109      630,386    6.43%
  Legacy III L Shr (2.65% Fee Rate)           04/07/04      1.50       1.58        260,193      411,222    5.63%
American Funds Global Small
 Capitalization                                                                                                        --
  Legacy II (1.35% Fee Rate)                                1.66       1.99     67,215,942  133,452,939   19.51%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  1.66       1.99        467,011      927,220   19.51%
  Legacy II (1.50% Fee Rate)                                1.65       1.97     13,134,920   25,818,895   19.33%
  Legacy II (1.75% Fee Rate)                                1.58       1.88        127,601      240,149   19.03%
  Legacy II (1.95% Fee Rate)                  09/08/04      1.57       1.90         21,206       40,212   20.83%
  Legacy II (2.25% Fee Rate)                  01/20/04      1.68       1.88         28,021       52,784   11.86%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                      Investment
                                            Commencement Beginning  End of     Units                      Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets     Return(2) Ratio(3)
------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
 Capitalization Class 2                                                                                                  --
  Legacy III (1.25% Fee Rate)                              $1.65      $1.97     27,787,092 $   54,673,779   19.38%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.65       1.97        451,076        887,536   19.38%
  Legacy III (1.40% Fee Rate)                               1.63       1.95    108,495,238    211,349,241   19.20%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.63       1.95         15,611         30,411   19.20%
  Legacy III (1.60% Fee Rate)                               1.34       1.59      1,600,315      2,551,376   18.96%
  Legacy III (1.65% Fee Rate)                               1.50       1.79      2,502,434      4,473,171   18.90%
  Legacy III (1.85% Fee Rate)                               1.59       1.89         62,155        117,480   18.67%
  Legacy III (2.15% Fee Rate)                 01/29/04      1.64       1.88        483,881        908,478   14.53%
  Legacy III (2.35% Fee Rate)                               1.58       1.87        106,505        199,080   18.08%
  Shrholder's Advantage (.60% Fee Rate)                     1.15       1.38      7,404,223     10,244,831   20.16%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.15       1.38         13,871         19,192   20.16%
  Shrholder's Advantage (.72% Fee Rate)                     1.15       1.38     20,638,488     28,378,335   20.01%
  Shrholder's Advantage (.92% Fee Rate)                     1.48       1.77        952,358      1,688,073   19.77%
  Shrholder's Advantage (1.05% Fee Rate)                    1.52       1.82        345,354        629,596   19.62%
  Shrholder's Advantage (1.25% Fee Rate)                    1.60       1.92         39,888         76,394   19.38%
  Shrholder's Advantage (1.55% Fee Rate)      06/17/04      1.66       1.90         43,032         81,873   14.82%
  Legacy III Plus (1.50% Fee Rate)                          0.85       1.02      6,808,143      6,924,937   19.08%
  Legacy III Plus (1.60% Fee Rate)                          0.85       1.01     17,576,359     17,797,520   18.96%
  Legacy III Plus (1.80% Fee Rate)                          1.33       1.58      1,650,360      2,613,812   18.73%
  Legacy III Plus (1.85% Fee Rate)                          1.50       1.78        322,561        572,787   18.67%
  Legacy III Plus (2.05% Fee Rate)                          1.59       1.88         32,785         61,694   18.43%
  Legacy III Plus (2.35% Fee Rate)            03/03/04      1.70       1.87        466,734        872,419    9.74%
  Legacy III Plus (2.55% Fee Rate)            03/18/04      1.67       1.86        101,420        188,740   11.59%
  Legacy III C-Shr (1.55% Fee Rate)                         0.85       1.01      6,310,293      6,404,125   19.02%
  Legacy III C-Shr (1.65% Fee Rate)                         0.85       1.01      8,438,007      8,525,271   18.90%
  Legacy III C Shr (1.85% Fee Rate)                         1.50       1.78        246,792        438,274   18.67%
  Legacy III C Shr (1.90% Fee Rate)                         1.49       1.77         43,478         77,081   18.61%
  Legacy III C Shr (2.10% Fee Rate)           08/30/04      1.53       1.88          5,860         11,014   22.92%
  Legacy III C Shr (2.40% Fee Rate)           04/15/04      1.72       1.87        134,113        250,409    8.44%
  Legacy III C Shr (2.60% Fee Rate)           09/17/04      1.61       1.86         18,044         33,544   15.64%
  Legacy III L Shr (1.60% Fee Rate)                         1.51       1.79      8,032,401     14,385,442   18.96%
  Legacy III L Shr (1.70% Fee Rate)                         1.50       1.79      8,678,398     15,493,281   18.84%
  Legacy III L Shr (1.90% Fee Rate)                         1.50       1.77        974,994      1,729,106   18.61%
  Legacy III L Shr (1.95% Fee Rate)                         1.49       1.77         28,140         49,816   18.55%
  Legacy III L Shr (2.15% Fee Rate)           04/02/04      1.76       1.88         45,907         86,191    6.96%
  Legacy III L Shr (2.45% Fee Rate)           01/21/04      1.67       1.87        290,344        541,516   11.47%
  Legacy III L Shr (2.65% Fee Rate)           03/31/04      1.71       1.86        158,743        294,767    8.34%
American Funds Growth                                                                                                  0.35%
  Legacy II (1.35% Fee Rate)                                5.17       5.76    468,278,740  2,695,143,697   11.24%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  5.17       5.76      2,986,807     17,190,345   11.24%
  Legacy II (1.50% Fee Rate)                                5.12       5.69     82,242,562    467,947,231   11.07%
  Legacy II (1.75% Fee Rate)                                1.18       1.31      6,235,147      8,165,200   10.79%
  Legacy II (1.95% Fee Rate)                                1.43       1.58        500,629        791,428   10.57%
  Legacy II (2.25% Fee Rate)                                1.42       1.57        543,939        854,210   10.24%
  Legacy II (2.45% Fee Rate)                  06/17/04      1.45       1.56        305,558        477,749    7.49%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                      Investment
                                            Commencement Beginning  End of     Units                      Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets     Return(2) Ratio(3)
------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Class 2                                                                                          0.19%
  Legacy III (1.25% Fee Rate)                              $2.19      $2.43    122,025,416 $  296,874,199   11.10%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  2.19       2.43      1,299,198      3,160,804   11.10%
  Legacy III (1.40% Fee Rate)                               2.17       2.41    577,363,895  1,388,627,024   10.93%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  2.17       2.41         60,877        146,416   10.93%
  Legacy III (1.60% Fee Rate)                               1.08       1.20     17,907,903     21,472,371   10.71%
  Legacy III (1.65% Fee Rate)                               1.18       1.30      6,487,062      8,454,113   10.66%
  Legacy III (1.85% Fee Rate)                               1.43       1.58        872,503      1,374,887   10.44%
  Legacy III (2.15% Fee Rate)                 01/29/04      1.46       1.57      4,984,412      7,802,413    7.46%
  Legacy III (2.35% Fee Rate)                               1.42       1.56      1,421,550      2,215,423    9.88%
  Shrholder's Advantage (.60% Fee Rate)                     1.13       1.27     66,005,564     83,612,398   11.82%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.13       1.27         35,427         44,877   11.82%
  Shrholder's Advantage (.72% Fee Rate)                     1.13       1.26    195,938,944    246,640,538   11.69%
  Shrholder's Advantage (.92% Fee Rate)                     1.10       1.23     13,514,536     16,573,044   11.47%
  Shrholder's Advantage (1.05% Fee Rate)                    1.19       1.33      1,800,895      2,393,727   11.32%
  Shrholder's Advantage (1.25% Fee Rate)                    1.44       1.60        558,877        892,434   11.10%
  Shrholder's Advantage (1.55% Fee Rate)      01/12/04      1.48       1.59      1,474,113      2,338,354    7.52%
  Shrholder's Advantage (1.75% Fee Rate)                    1.43       1.58        546,911        863,722   10.55%
  Legacy III Plus (1.50% Fee Rate)                          0.73       0.80     54,742,867     44,054,237   10.82%
  Legacy III Plus (1.60% Fee Rate)                          0.72       0.80    121,557,926     97,380,252   10.71%
  Legacy III Plus (1.80% Fee Rate)                          1.08       1.19     10,101,563     12,032,262   10.49%
  Legacy III Plus (1.85% Fee Rate)                          1.23       1.35      2,453,287      3,321,150   10.44%
  Legacy III Plus (2.05% Fee Rate)                          1.42       1.57        569,003        892,670   10.21%
  Legacy III Plus (2.35% Fee Rate)            03/03/04      1.48       1.56      1,972,579      3,074,200    5.26%
  Legacy III Plus (2.55% Fee Rate)            03/18/04      1.44       1.55        857,692      1,330,793    7.96%
  Legacy III C-Shr (1.55% Fee Rate)                         0.72       0.80     33,436,626     26,849,856   10.77%
  Legacy III C-Shr (1.65% Fee Rate)                         0.72       0.80     43,529,610     34,794,253   10.66%
  Legacy III C Shr (1.85% Fee Rate)                         1.23       1.35      1,888,946      2,557,020   10.44%
  Legacy III C Shr (1.90% Fee Rate)                         1.22       1.35        921,506      1,245,379   10.38%
  Legacy III C Shr (2.10% Fee Rate)                         1.42       1.57        109,040        170,877   10.16%
  Legacy III C Shr (2.40% Fee Rate)           04/15/04      1.46       1.56        413,350        643,485    6.43%
  Legacy III C Shr (2.60% Fee Rate)           08/27/04      1.38       1.55         93,415        144,788   12.34%
  Legacy III L Shr (1.60% Fee Rate)                         1.23       1.37     48,369,400     66,031,017   10.71%
  Legacy III L Shr (1.70% Fee Rate)                         1.23       1.36     65,965,773     89,752,995   10.60%
  Legacy III L Shr (1.90% Fee Rate)                         1.22       1.35      6,444,556      8,711,177   10.38%
  Legacy III L Shr (1.95% Fee Rate)                         1.22       1.35        699,158        943,621   10.32%
  Legacy III L Shr (2.15% Fee Rate)           02/04/04      1.44       1.57        245,858        384,859    8.92%
  Legacy III L Shr (2.45% Fee Rate)           01/21/04      1.49       1.56      2,238,131      3,480,324    4.68%
  Legacy III L Shr (2.65% Fee Rate)           04/07/04      1.47       1.55        643,450        996,172    5.14%
American Funds Growth-Income                                                                                           1.02%
  Legacy II (1.35% Fee Rate)                                4.01       4.38    705,960,249  3,092,121,773    9.18%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  4.01       4.38      4,234,071     18,545,325    9.18%
  Legacy II (1.50% Fee Rate)                                3.97       4.33    132,153,410    572,218,771    9.01%
  Legacy II (1.75% Fee Rate)                                1.16       1.26      8,465,852     10,702,073    8.74%
  Legacy II (1.95% Fee Rate)                                1.42       1.54        754,993      1,160,190    8.52%
  Legacy II (2.25% Fee Rate)                                1.41       1.53        649,728        992,208    8.20%
  Legacy II (2.45% Fee Rate)                  07/19/04      1.40       1.52        472,777        718,823    8.41%

Lincoln National Variable Annuity Account H

                                                       Unit Value Unit Value                                        Investment
                                          Commencement Beginning  End of     Units                        Total     Income
Subaccount                                Date(1)      of Period  Period     Outstanding   Net Assets     Return(2) Ratio(3)
------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Class 2                                                                                   0.97%
  Legacy III (1.25% Fee Rate)                            $1.73      $1.89      251,580,179 $  474,813,145   9.00%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                1.73       1.89        2,974,158      5,613,197   9.00%
  Legacy III (1.40% Fee Rate)                             1.71       1.87    1,042,357,488  1,944,775,143   8.84%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                1.71       1.87           46,912         87,526   8.84%
  Legacy III (1.60% Fee Rate)                             1.10       1.20       30,015,839     35,972,200   8.62%
  Legacy III (1.65% Fee Rate)                             1.16       1.26       20,098,376     25,282,988   8.57%
  Legacy III (1.85% Fee Rate)                             1.41       1.53        1,960,093      3,001,186   8.35%
  Legacy III (2.15% Fee Rate)               01/29/04      1.44       1.52       11,244,579     17,109,649   5.84%
  Legacy III (2.35% Fee Rate)                             1.41       1.51        3,357,567      5,086,272   7.81%
  Shrholder's Advantage (.60% Fee Rate)                   1.28       1.40       99,055,604    138,789,945   9.71%
  Shrholder's Advantage (.60% Fee Rate)
   -- Annuity Reserve                                     1.28       1.40          142,709        199,954   9.71%
  Shrholder's Advantage (.72% Fee Rate)                   1.27       1.39      288,735,896    402,036,816   9.58%
  Shrholder's Advantage (.92% Fee Rate)                   1.12       1.23       22,269,169     27,295,037   9.36%
  Shrholder's Advantage (1.05% Fee Rate)                  1.17       1.28        6,414,295      8,229,888   9.22%
  Shrholder's Advantage (1.25% Fee Rate)                  1.42       1.55        1,089,273      1,690,092   9.00%
  Shrholder's Advantage (1.55% Fee Rate)    01/12/04      1.44       1.54        4,800,083      7,401,334   6.98%
  Shrholder's Advantage (1.75% Fee Rate)                  1.42       1.54        2,590,478      3,976,659   8.46%
  Legacy III Plus (1.50% Fee Rate)                        1.11       1.20       49,308,564     59,367,296   8.73%
  Legacy III Plus (1.60% Fee Rate)                        1.10       1.20      112,724,648    135,097,209   8.62%
  Legacy III Plus (1.80% Fee Rate)                        1.10       1.19       13,194,057     15,707,917   8.41%
  Legacy III Plus (1.85% Fee Rate)                        1.18       1.28        5,165,002      6,594,675   8.35%
  Legacy III Plus (2.05% Fee Rate)                        1.41       1.52          732,860      1,117,579   8.14%
  Legacy III Plus (2.35% Fee Rate)          03/11/04      1.41       1.51        2,734,895      4,143,060   7.41%
  Legacy III Plus (2.55% Fee Rate)          02/06/04      1.44       1.51        1,693,493      2,554,114   4.47%
  Legacy III C-Shr (1.55% Fee Rate)                       1.11       1.20       25,235,517     30,315,978   8.68%
  Legacy III C-Shr (1.65% Fee Rate)                       1.10       1.20       40,115,651     47,971,302   8.57%
  Legacy III C Shr (1.85% Fee Rate)                       1.18       1.28        2,800,276      3,575,717   8.35%
  Legacy III C Shr (1.90% Fee Rate)                       1.18       1.27        2,454,250      3,129,078   8.30%
  Legacy III C Shr (2.10% Fee Rate)                       1.41       1.52          131,534        200,363   8.08%
  Legacy III C Shr (2.40% Fee Rate)         05/13/04      1.39       1.51        1,489,228      2,253,551   9.00%
  Legacy III C Shr (2.60% Fee Rate)         06/17/04      1.43       1.51          281,738        424,456   5.60%
  Legacy III L Shr (1.60% Fee Rate)                       1.19       1.29       70,087,090     90,228,842   8.62%
  Legacy III L Shr (1.70% Fee Rate)                       1.18       1.28       89,032,955    114,249,395   8.51%
  Legacy III L Shr (1.90% Fee Rate)                       1.18       1.27        7,703,472      9,821,270   8.30%
  Legacy III L Shr (1.95% Fee Rate)                       1.18       1.27        2,194,459      2,792,991   8.24%
  Legacy III L Shr (2.15% Fee Rate)                       1.41       1.52          487,891        742,360   8.03%
  Legacy III L Shr (2.45% Fee Rate)         01/21/04      1.46       1.51        5,029,745      7,602,598   3.88%
  Legacy III L Shr (2.65% Fee Rate)         03/31/04      1.43       1.50        1,053,123      1,584,819   5.37%
American Funds High-Income Bond                                                                                        6.17%
  Legacy II (1.35% Fee Rate)                              2.95       3.20       83,670,034    267,888,137   8.36%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                2.95       3.20          664,917      2,128,879   8.36%
  Legacy II (1.50% Fee Rate)                              2.93       3.17       12,064,755     38,186,466   8.20%
  Legacy II (1.75% Fee Rate)                              1.29       1.39          500,277        696,789   7.93%
  Legacy II (1.95% Fee Rate)                03/18/04      1.45       1.54           63,633         98,268   6.63%
  Legacy II (2.25% Fee Rate)                01/20/04      1.46       1.53          132,646        203,484   5.25%
  Legacy II (2.45% Fee Rate)                07/19/04      1.44       1.53           15,187         23,196   6.15%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                      Investment
                                            Commencement Beginning  End of     Units                      Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets     Return(2) Ratio(3)
------------------------------------------------------------------------------------------------------------------------------
American Funds High-Income Bond Class 2                                                                                5.92%
  Legacy III (1.25% Fee Rate)                              $1.43      $1.54     38,403,543 $   59,232,158    8.23%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.43       1.54        456,129        703,516    8.23%
  Legacy III (1.40% Fee Rate)                               1.41       1.52    121,821,357    185,746,823    8.07%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.41       1.52         25,260         38,515    8.07%
  Legacy III (1.60% Fee Rate)                               1.25       1.35      2,154,060      2,911,461    7.86%
  Legacy III (1.65% Fee Rate)                               1.29       1.39      1,985,840      2,760,218    7.80%
  Legacy III (1.85% Fee Rate)                               1.43       1.54        107,705        165,734    7.59%
  Legacy III (2.15% Fee Rate)                 03/10/04      1.44       1.53      1,340,701      2,049,381    5.84%
  Legacy III (2.35% Fee Rate)                 01/29/04      1.44       1.52        403,005        613,311    5.56%
  Shrholder's Advantage (.60% Fee Rate)                     1.35       1.47     11,989,259     17,678,682    8.94%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.35       1.47         20,848         30,741    8.94%
  Shrholder's Advantage (.72% Fee Rate)                     1.35       1.47     29,789,996     43,653,207    8.81%
  Shrholder's Advantage (.92% Fee Rate)                     1.27       1.38      1,934,651      2,674,482    8.59%
  Shrholder's Advantage (1.05% Fee Rate)                    1.31       1.42        566,899        803,508    8.45%
  Shrholder's Advantage (1.25% Fee Rate)                    1.44       1.56        201,461        314,141    8.23%
  Shrholder's Advantage (1.55% Fee Rate)      03/25/04      1.45       1.55        575,624        891,652    6.93%
  Shrholder's Advantage (1.75% Fee Rate)      06/10/04      1.42       1.54        225,886        348,361    8.80%
  Legacy III Plus (1.50% Fee Rate)                          1.24       1.34      7,591,270     10,200,299    7.96%
  Legacy III Plus (1.60% Fee Rate)                          1.24       1.34     16,518,352     22,092,784    7.86%
  Legacy III Plus (1.80% Fee Rate)                          1.28       1.38      1,580,755      2,186,369    7.64%
  Legacy III Plus (1.85% Fee Rate)                          1.28       1.38        677,668        936,017    7.59%
  Legacy III Plus (2.05% Fee Rate)                          1.43       1.53        320,846        491,533    7.37%
  Legacy III Plus (2.35% Fee Rate)            03/03/04      1.43       1.52        822,880      1,252,294    6.12%
  Legacy III Plus (2.55% Fee Rate)            02/06/04      1.43       1.52        457,364        692,963    6.18%
  Legacy III C-Shr (1.55% Fee Rate)                         1.24       1.34      7,011,148      9,399,676    7.91%
  Legacy III C-Shr (1.65% Fee Rate)                         1.24       1.33      7,843,955     10,467,700    7.80%
  Legacy III C Shr (1.85% Fee Rate)                         1.28       1.38        706,141        975,369    7.59%
  Legacy III C Shr (1.90% Fee Rate)                         1.28       1.38        973,386      1,341,746    7.53%
  Legacy III C Shr (2.10% Fee Rate)           01/20/04      1.46       1.53         70,113        107,292    5.16%
  Legacy III C Shr (2.40% Fee Rate)           04/15/04      1.43       1.52        276,705        420,639    6.30%
  Legacy III C Shr (2.60% Fee Rate)           08/27/04      1.44       1.51         71,217        107,789    5.11%
  Legacy III L Shr (1.60% Fee Rate)                         1.29       1.39     14,070,527     19,588,068    7.86%
  Legacy III L Shr (1.70% Fee Rate)                         1.29       1.39     14,344,031     19,904,422    7.75%
  Legacy III L Shr (1.90% Fee Rate)                         1.28       1.38      2,346,719      3,235,700    7.53%
  Legacy III L Shr (1.95% Fee Rate)                         1.28       1.38        328,970        452,813    7.48%
  Legacy III L Shr (2.15% Fee Rate)           04/02/04      1.44       1.53        111,223        170,016    6.32%
  Legacy III L Shr (2.45% Fee Rate)           01/21/04      1.45       1.52        633,706        962,268    4.66%
  Legacy III L Shr (2.65% Fee Rate)           03/31/04      1.43       1.51        346,387        523,664    5.66%
American Funds International                                                                                           1.44%
  Legacy II (1.35% Fee Rate)                                2.70       3.18    365,275,584  1,162,964,915   18.05%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  2.70       3.18      2,842,821      9,050,978   18.05%
  Legacy II (1.50% Fee Rate)                                2.67       3.15     57,591,678    181,249,976   17.88%
  Legacy II (1.75% Fee Rate)                                1.21       1.42      2,106,307      2,993,101   17.58%
  Legacy II (1.95% Fee Rate)                                1.44       1.69        323,459        547,840   17.35%
  Legacy II (2.25% Fee Rate)                                1.44       1.68        272,960        459,253   17.00%
  Legacy II (2.45% Fee Rate)                  07/19/04      1.47       1.68        229,956        385,205   13.74%

Lincoln National Variable Annuity Account H

                                                       Unit Value Unit Value                                    Investment
                                          Commencement Beginning  End of     Units                    Total     Income
Subaccount                                Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------
American Funds International Class 2                                                                               1.48%
  Legacy III (1.25% Fee Rate)                            $1.45      $1.71     50,328,637 $ 86,039,001   17.84%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                1.45       1.71        590,484    1,009,458   17.84%
  Legacy III (1.40% Fee Rate)                             1.44       1.69    237,403,332  401,207,298   17.66%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                1.44       1.69         10,391       17,560   17.66%
  Legacy III (1.60% Fee Rate)                             1.14       1.34      4,565,515    6,096,280   17.43%
  Legacy III (1.65% Fee Rate)                             1.20       1.41      3,491,648    4,936,339   17.37%
  Legacy III (1.85% Fee Rate)                             1.44       1.69        208,474      351,872   17.13%
  Legacy III (2.15% Fee Rate)               04/08/04      1.54       1.68      1,393,342    2,336,054    8.63%
  Legacy III (2.35% Fee Rate)                             1.43       1.67        367,600      613,582   16.55%
  Shrholder's Advantage (.60% Fee Rate)                   0.99       1.17     17,399,150   20,337,911   18.60%
  Shrholder's Advantage (.72% Fee Rate)                   0.98       1.16     47,744,914   55,462,336   18.46%
  Shrholder's Advantage (.92% Fee Rate)                   1.16       1.37      2,460,351    3,359,986   18.23%
  Shrholder's Advantage (1.05% Fee Rate)                  1.22       1.44        381,689      550,277   18.07%
  Shrholder's Advantage (1.25% Fee Rate)    02/17/04      1.54       1.71         61,767      105,637   11.15%
  Shrholder's Advantage (1.55% Fee Rate)    01/12/04      1.50       1.70        213,760      363,168   13.23%
  Shrholder's Advantage (1.75% Fee Rate)    06/17/04      1.48       1.69         32,024       54,167   14.45%
  Legacy III Plus (1.50% Fee Rate)                        0.69       0.81     14,301,245   11,583,489   17.54%
  Legacy III Plus (1.60% Fee Rate)                        0.69       0.81     31,285,059   25,228,308   17.43%
  Legacy III Plus (1.80% Fee Rate)                        1.20       1.41      2,236,623    3,146,755   17.19%
  Legacy III Plus (1.85% Fee Rate)                        1.20       1.40        733,116    1,029,582   17.13%
  Legacy III Plus (2.05% Fee Rate)                        1.44       1.68        181,015      304,159   16.90%
  Legacy III Plus (2.35% Fee Rate)          03/03/04      1.49       1.67        888,920    1,483,752   12.25%
  Legacy III Plus (2.55% Fee Rate)          03/18/04      1.48       1.66        401,535      667,271   12.26%
  Legacy III C-Shr (1.55% Fee Rate)                       0.69       0.81     20,604,280   16,652,146   17.48%
  Legacy III C-Shr (1.65% Fee Rate)                       0.69       0.80     20,403,623   16,416,775   17.37%
  Legacy III C Shr (1.85% Fee Rate)                       1.20       1.40        392,872      551,850   17.13%
  Legacy III C Shr (1.90% Fee Rate)                       1.20       1.40        917,484    1,286,473   17.07%
  Legacy III C Shr (2.10% Fee Rate)                       1.44       1.68         76,935      129,128   16.84%
  Legacy III C Shr (2.40% Fee Rate)         04/15/04      1.51       1.67        145,400      242,429   10.31%
  Legacy III C Shr (2.60% Fee Rate)         08/27/04      1.45       1.66         19,500       32,371   14.84%
  Legacy III L Shr (1.60% Fee Rate)                       1.21       1.42     15,819,950   22,403,552   17.43%
  Legacy III L Shr (1.70% Fee Rate)                       1.20       1.41     20,016,824   28,253,649   17.31%
  Legacy III L Shr (1.90% Fee Rate)                       1.20       1.40      1,686,763    2,365,569   17.07%
  Legacy III L Shr (1.95% Fee Rate)                       1.20       1.40        136,431      190,988   17.02%
  Legacy III L Shr (2.15% Fee Rate)         04/29/04      1.48       1.68         27,568       46,221   13.62%
  Legacy III L Shr (2.45% Fee Rate)         01/21/04      1.50       1.67        486,330      809,968   11.20%
  Legacy III L Shr (2.65% Fee Rate)         04/19/04      1.51       1.66        175,618      291,201    9.76%
American Funds New World                                                                                           2.08%
  Legacy II (1.35% Fee Rate)                              1.24       1.45     32,179,164   46,718,003   17.47%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                1.24       1.45        127,860      185,629   17.47%
  Legacy II (1.50% Fee Rate)                              1.23       1.44      6,445,875    9,280,519   17.30%
  Legacy II (1.75% Fee Rate)                              1.42       1.66         52,962       88,077   17.00%
  Legacy II (1.95% Fee Rate)                09/08/04      1.50       1.72         27,282       46,959   14.49%
  Legacy II (2.25% Fee Rate)                05/18/04      1.40       1.71          3,154        5,393   21.79%

Lincoln National Variable Annuity Account H

                                                       Unit Value Unit Value                                    Investment
                                          Commencement Beginning  End of     Units                    Total     Income
Subaccount                                Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------
American Funds New World Class 2                                                                                   1.93%
  Legacy III (1.25% Fee Rate)                            $1.23      $1.44    18,078,437  $ 26,038,055   17.32%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                1.23       1.44       229,463       330,492   17.32%
  Legacy III (1.40% Fee Rate)                             1.22       1.43    71,770,573   102,511,509   17.15%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                1.22       1.43         3,790         5,414   17.15%
  Legacy III (1.60% Fee Rate)                             1.33       1.55       868,391     1,346,194   16.91%
  Legacy III (1.65% Fee Rate)                             1.42       1.66     2,946,675     4,900,732   16.86%
  Legacy III (1.85% Fee Rate)                             1.47       1.72        17,709        30,406   16.62%
  Legacy III (2.15% Fee Rate)               06/07/04      1.49       1.71       495,944       845,870   14.21%
  Shrholder's Advantage (.60% Fee Rate)                   1.33       1.57     4,669,296     7,320,115   18.09%
  Shrholder's Advantage (.72% Fee Rate)                   1.32       1.56    11,838,027    18,442,837   17.95%
  Shrholder's Advantage (.92% Fee Rate)                   1.45       1.70       616,393     1,050,007   17.71%
  Shrholder's Advantage (1.05% Fee Rate)                  1.44       1.70        64,480       109,395   17.56%
  Shrholder's Advantage (1.25% Fee Rate)                  1.48       1.74        32,281        56,163   17.32%
  Shrholder's Advantage (1.55% Fee Rate)    06/17/04      1.47       1.73        35,980        62,186   17.62%
  Shrholder's Advantage (1.75% Fee Rate)    11/01/04      1.57       1.72        11,008        18,942    9.93%
  Legacy III Plus (1.50% Fee Rate)                        1.07       1.25     3,284,250     4,105,144   17.03%
  Legacy III Plus (1.60% Fee Rate)                        1.06       1.24     7,875,692     9,799,740   16.91%
  Legacy III Plus (1.80% Fee Rate)                        1.42       1.65       484,597       801,991   16.68%
  Legacy III Plus (1.85% Fee Rate)                        1.42       1.65       215,736       356,534   16.62%
  Legacy III Plus (2.05% Fee Rate)          09/10/04      1.51       1.71        80,575       137,733   13.24%
  Legacy III Plus (2.35% Fee Rate)          04/26/04      1.54       1.70       109,174       185,382   10.35%
  Legacy III Plus (2.55% Fee Rate)          06/24/04      1.46       1.69       136,609       230,947   15.97%
  Legacy III C-Shr (1.55% Fee Rate)                       1.07       1.25     2,767,093     3,450,862   16.97%
  Legacy III C-Shr (1.65% Fee Rate)                       1.06       1.24     3,574,561     4,437,957   16.86%
  Legacy III C Shr (1.85% Fee Rate)                       1.42       1.65       286,824       473,891   16.62%
  Legacy III C Shr (1.90% Fee Rate)                       1.42       1.65         7,361        12,141   16.56%
  Legacy III C Shr (2.40% Fee Rate)         09/03/04      1.47       1.70        32,704        55,472   15.14%
  Legacy III C Shr (2.60% Fee Rate)         08/27/04      1.46       1.69        13,883        23,444   15.98%
  Legacy III L Shr (1.60% Fee Rate)                       1.43       1.67     4,142,479     6,903,461   16.91%
  Legacy III L Shr (1.70% Fee Rate)                       1.42       1.66     4,457,977     7,404,335   16.80%
  Legacy III L Shr (1.90% Fee Rate)                       1.42       1.65       485,725       801,603   16.56%
  Legacy III L Shr (1.95% Fee Rate)                       1.41       1.65        89,718       147,805   16.51%
  Legacy III L Shr (2.15% Fee Rate)         04/29/04      1.49       1.71        11,509        19,630   14.70%
  Legacy III L Shr (2.45% Fee Rate)         01/21/04      1.51       1.69        93,145       157,812   11.87%
  Legacy III L Shr (2.65% Fee Rate)         03/31/04      1.53       1.69        97,519       164,496   10.53%
American Funds U.S. Government/AAA-
 Rated Securities                                                                                                  4.65%
  Legacy II (1.35% Fee Rate)                              2.26       2.31    88,697,650   205,176,417    2.20%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                2.26       2.31       657,415     1,520,740    2.20%
  Legacy II (1.50% Fee Rate)                              2.24       2.29    14,012,474    32,043,147    2.04%
  Legacy II (1.75% Fee Rate)                              1.08       1.10       458,673       504,575    1.79%
  Legacy II (1.95% Fee Rate)                02/17/04      1.02       1.03        42,750        44,047    0.69%
  Legacy II (2.25% Fee Rate)                06/17/04      1.00       1.02        60,328        61,748    2.59%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds U.S. Government/AAA-
 Rated Securities Class 2                                                                                            4.40%
  Legacy III (1.25% Fee Rate)                              $1.41      $1.44    28,603,169  $ 41,159,656    2.02%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.41       1.44       729,222     1,049,343    2.02%
  Legacy III (1.40% Fee Rate)                               1.40       1.42    88,855,420   126,399,337    1.87%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.40       1.42        73,196       104,124    1.87%
  Legacy III (1.60% Fee Rate)                               1.09       1.10     2,724,871     3,010,206    1.66%
  Legacy III (1.65% Fee Rate)                               1.08       1.09     2,438,511     2,668,354    1.61%
  Legacy III (1.85% Fee Rate)                               1.01       1.03       272,543       279,818    1.41%
  Legacy III (2.15% Fee Rate)                               1.01       1.02     1,157,713     1,180,747    1.11%
  Legacy III (2.35% Fee Rate)                 07/19/04      1.01       1.02        72,710        73,832    0.97%
  Shrholder's Advantage (.60% Fee Rate)                     1.30       1.34     6,558,604     8,782,105    2.69%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.30       1.34        37,244        49,870    2.69%
  Shrholder's Advantage (.72% Fee Rate)                     1.30       1.33    14,751,163    19,633,641    2.56%
  Shrholder's Advantage (.92% Fee Rate)                     1.10       1.12     1,145,880     1,287,596    2.36%
  Shrholder's Advantage (1.05% Fee Rate)                    1.09       1.12       483,504       539,496    2.22%
  Shrholder's Advantage (1.25% Fee Rate)      12/29/04      1.04       1.04        14,080        14,649    0.33%
  Shrholder's Advantage (1.55% Fee Rate)      01/12/04      1.02       1.03       140,099       144,798    1.10%
  Shrholder's Advantage (1.75% Fee Rate)      12/15/04      1.03       1.03         5,605         5,767   (0.33)%
  Legacy III Plus (1.50% Fee Rate)                          1.21       1.23     5,246,932     6,474,599    1.77%
  Legacy III Plus (1.60% Fee Rate)                          1.21       1.23    14,395,184    17,681,028    1.66%
  Legacy III Plus (1.80% Fee Rate)                          1.08       1.10     1,107,101     1,215,321    1.46%
  Legacy III Plus (1.85% Fee Rate)                          1.07       1.09     1,414,505     1,537,963    1.41%
  Legacy III Plus (2.05% Fee Rate)                          1.01       1.02       118,119       120,736    1.21%
  Legacy III Plus (2.35% Fee Rate)            03/03/04      1.01       1.02       810,680       823,166    0.16%
  Legacy III Plus (2.55% Fee Rate)            02/06/04      1.01       1.01       126,691       128,075    0.22%
  Legacy III C-Shr (1.55% Fee Rate)                         1.21       1.23     4,511,631     5,554,909    1.71%
  Legacy III C-Shr (1.65% Fee Rate)                         1.21       1.23     6,703,612     8,213,974    1.61%
  Legacy III C Shr (1.85% Fee Rate)                         1.07       1.09       301,260       327,596    1.41%
  Legacy III C Shr (1.90% Fee Rate)                         1.07       1.09       422,695       458,878    1.36%
  Legacy III C Shr (2.40% Fee Rate)           04/15/04      1.00       1.01        66,165        67,110    1.14%
  Legacy III C Shr (2.60% Fee Rate)           10/08/04      1.01       1.01         9,776         9,873   (0.09)%
  Legacy III L Shr (1.60% Fee Rate)                         1.08       1.10     8,007,810     8,780,324    1.66%
  Legacy III L Shr (1.70% Fee Rate)                         1.08       1.09     7,364,612     8,044,899    1.56%
  Legacy III L Shr (1.90% Fee Rate)                         1.07       1.09       505,607       548,830    1.36%
  Legacy III L Shr (1.95% Fee Rate)                         1.07       1.08       142,182       154,117    1.31%
  Legacy III L Shr (2.15% Fee Rate)           04/02/04      1.01       1.02        23,480        23,947    0.58%
  Legacy III L Shr (2.45% Fee Rate)           01/21/04      1.01       1.01       213,404       216,211    0.12%
  Legacy III L Shr (2.65% Fee Rate)           04/12/04      1.00       1.01       101,415       102,297    0.45%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement dates noted.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account H

3. Condensed Financial Information (continued)
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                                                                                      2.58%
  Legacy II (1.35% Fee Rate)                               $2.51      $3.02    237,507,464 $718,343,700   20.51%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  2.51       3.02      2,067,556    6,253,343   20.51%
  Legacy II (1.50% Fee Rate)                                2.49       2.99     38,847,210  116,324,470   20.33%
  Legacy II (1.75% Fee Rate)                                0.92       1.10      1,823,404    2,003,703   20.03%
  Legacy II (1.95% Fee Rate)                   1/21/03      1.05       1.24        279,903      347,658   18.76%
American Funds Asset Allocation Class 2                                                                              2.63%
  Legacy III (1.25% Fee Rate)                               1.19       1.43     81,983,643  117,251,349   20.23%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.19       1.43        869,086    1,242,949   20.23%
  Legacy III (1.40% Fee Rate)                               1.18       1.42    379,107,125  536,800,477   20.05%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.18       1.42         45,930       65,035   20.05%
  Legacy III (1.60% Fee Rate)                               0.88       1.05      9,859,311   10,376,668   19.81%
  Legacy III (1.65% Fee Rate)                               0.93       1.11      9,848,516   10,913,854   19.75%
  Legacy III (1.85% Fee Rate)                               1.04       1.24        582,319      721,879   19.51%
  Legacy III (2.15% Fee Rate)                  12/3/03      1.19       1.24        502,869      621,127    3.88%
  Legacy III (2.35% Fee Rate)                 12/18/03      1.21       1.23         20,846       25,686    1.60%
  Shrholder's Advantage (.60% Fee Rate)                     0.97       1.17     19,627,603   22,938,690   21.01%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          0.97       1.17        186,354      217,792   21.01%
  Shrholder's Advantage (.72% Fee Rate)                     0.96       1.16    100,413,442  116,764,289   20.87%
  Shrholder's Advantage (.92% Fee Rate)                     0.89       1.07      6,944,355    7,424,073   20.63%
  Shrholder's Advantage (1.05% Fee Rate)                    0.92       1.11      2,026,281    2,249,087   20.47%
  Shrholder's Advantage (1.25% Fee Rate)       2/18/03      1.01       1.25        418,004      521,971   24.10%
  Legacy III Plus (1.50% Fee Rate)                          0.90       1.08     10,883,158   11,738,310   19.93%
  Legacy III Plus (1.60% Fee Rate)                          0.90       1.07     40,372,679   43,386,705   19.81%
  Legacy III Plus (1.80% Fee Rate)                          0.92       1.10      3,019,236    3,334,508   19.57%
  Legacy III Plus (1.85% Fee Rate)                          0.92       1.10      1,696,898    1,871,716   19.51%
  Legacy III Plus (2.05% Fee Rate)             7/10/03      1.13       1.24         83,904      103,761    9.44%
  Legacy III C-Shr (1.55% Fee Rate)                         0.90       1.08      7,801,984    8,402,090   19.87%
  Legacy III C-Shr (1.65% Fee Rate)                         0.90       1.07     19,560,288   20,985,943   19.75%
  Legacy III C Shr (1.85% Fee Rate)                         0.92       1.10      1,709,237    1,885,752   19.51%
  Legacy III C Shr (1.90% Fee Rate)                         0.92       1.10      1,063,178    1,171,473   19.45%
  Legacy III C Shr (2.10% Fee Rate)            4/21/03      1.04       1.24         66,598       82,310   18.33%
  Legacy III L Shr (1.60% Fee Rate)                         0.93       1.11      8,694,178    9,645,215   19.81%
  Legacy III L Shr (1.70% Fee Rate)                         0.92       1.11     18,634,070   20,626,715   19.69%
  Legacy III L Shr (1.90% Fee Rate)                         0.92       1.10      2,168,919    2,390,134   19.45%
  Legacy III L Shr (1.95% Fee Rate)                         0.92       1.10        224,916      247,491   19.39%
  Legacy III L Shr (2.15% Fee Rate)            7/18/03      1.13       1.24         27,781       34,314    9.44%
American Funds Blue Chip Income &
 Growth                                                                                                                --
  Legacy II (1.35% Fee Rate)                                0.72       0.93     86,846,864   80,490,371   29.48%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  0.72       0.93        417,147      386,615   29.48%
  Legacy II (1.50% Fee Rate)                                0.71       0.92     19,651,848   18,145,364   29.29%
  Legacy II (1.75% Fee Rate)                                0.81       1.04        116,096      120,814   28.97%
  Legacy II (1.95% Fee Rate)                  10/20/03      1.29       1.37         24,198       33,247    6.89%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds Blue Chip Income &
 Growth Class 2                                                                                                        --
  Legacy III (1.25% Fee Rate)                              $0.71      $0.92     51,977,858 $ 47,941,436   29.10%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  0.71       0.92        353,442      325,995   29.10%
  Legacy III (1.40% Fee Rate)                               0.71       0.92    188,826,867  173,478,739   28.91%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  0.71       0.92        392,309      360,421   28.91%
  Legacy III (1.60% Fee Rate)                               0.77       0.99      8,033,580    7,930,712   28.65%
  Legacy III (1.65% Fee Rate)                               0.82       1.06      2,428,593    2,575,847   28.59%
  Legacy III (1.85% Fee Rate)                               1.07       1.37        410,983      563,169   28.33%
  Legacy III (2.15% Fee Rate)                 12/12/03      1.32       1.37        110,661      151,090    3.65%
  Shrholder's Advantage (.60% Fee Rate)                     0.72       0.94     15,808,185   14,818,726   29.95%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          0.72       0.94         14,988       14,050   29.95%
  Shrholder's Advantage (.72% Fee Rate)                     0.72       0.93     73,351,803   68,556,078   29.79%
  Shrholder's Advantage (.92% Fee Rate)                     0.77       1.00      5,549,444    5,564,925   29.53%
  Shrholder's Advantage (1.05% Fee Rate)                    0.83       1.08      1,418,197    1,524,875   29.36%
  Shrholder's Advantage (1.25% Fee Rate)       2/18/03      1.02       1.38         79,755      110,087   35.37%
  Legacy III Plus (1.50% Fee Rate)                          0.71       0.92      6,535,139    5,990,296   28.78%
  Legacy III Plus (1.60% Fee Rate)                          0.71       0.91     28,458,019   26,019,511   28.65%
  Legacy III Plus (1.80% Fee Rate)                          0.82       1.06      3,090,715    3,266,832   28.40%
  Legacy III Plus (1.85% Fee Rate)                          0.82       1.06      1,286,541    1,358,212   28.33%
  Legacy III Plus (2.05% Fee Rate)             7/10/03      1.20       1.37         62,549       85,505   14.29%
  Legacy III C-Shr (1.55% Fee Rate)                         0.71       0.92      5,183,372    4,745,332   28.72%
  Legacy III C-Shr (1.65% Fee Rate)                         0.71       0.91     11,574,894   10,570,388   28.59%
  Legacy III C Shr (1.85% Fee Rate)                         0.82       1.06      1,166,823    1,232,093   28.33%
  Legacy III C Shr (1.90% Fee Rate)                         0.82       1.05        291,153      307,058   28.27%
  Legacy III L Shr (1.60% Fee Rate)                         0.83       1.06      7,016,120    7,449,708   28.65%
  Legacy III L Shr (1.70% Fee Rate)                         0.82       1.06     12,976,665   13,748,573   28.53%
  Legacy III L Shr (1.90% Fee Rate)                         0.82       1.05      2,124,426    2,240,855   28.27%
  Legacy III L Shr (1.95% Fee Rate)            4/17/03      0.82       1.05        106,188      111,863   28.22%
  Legacy III L Shr (2.15% Fee Rate)            11/4/03      1.29       1.37          8,563       11,692    5.89%
American Funds Bond                                                                                                  3.92%
  Legacy II (1.35% Fee Rate)                                1.35       1.51    107,043,023  161,733,886   11.56%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  1.35       1.51        614,555      928,546   11.56%
  Legacy II (1.50% Fee Rate)                                1.34       1.50     18,455,820   27,607,842   11.39%
  Legacy II (1.75% Fee Rate)                                1.03       1.15        757,022      869,915   11.11%
  Legacy II (1.95% Fee Rate)                   7/18/03      1.14       1.18         20,876       24,715    3.40%
American Funds Bond Class 2                                                                                          3.68%
  Legacy III (1.25% Fee Rate)                               1.28       1.43     33,957,103   48,447,766   11.40%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.28       1.43        457,220      652,331   11.40%
  Legacy III (1.40% Fee Rate)                               1.27       1.41    150,537,742  212,638,155   11.23%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.27       1.41        204,905      289,433   11.23%
  Legacy III (1.60% Fee Rate)                               1.02       1.14      2,695,028    3,063,190   11.01%
  Legacy III (1.65% Fee Rate)                               1.03       1.15      1,622,589    1,862,542   10.95%
  Legacy III (1.85% Fee Rate)                               1.07       1.18        387,251      457,602   10.73%
  Shrholder's Advantage (.60% Fee Rate)                     1.18       1.33      6,073,108    8,064,058   12.12%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.18       1.33         49,300       65,462   12.12%
  Shrholder's Advantage (.72% Fee Rate)                     1.18       1.32     30,267,202   39,988,698   11.99%
  Shrholder's Advantage (.92% Fee Rate)                     1.03       1.15      1,628,940    1,880,665   11.77%
  Shrholder's Advantage (1.05% Fee Rate)                    1.04       1.16        564,800      657,224   11.62%
  Shrholder's Advantage (1.25% Fee Rate)       6/17/03      1.16       1.19         87,795      104,501    2.36%
  Legacy III Plus (1.50% Fee Rate)                          1.11       1.23      4,379,064    5,407,095   11.12%
  Legacy III Plus (1.60% Fee Rate)                          1.11       1.23     13,833,640   17,018,208   11.01%
  Legacy III Plus (1.80% Fee Rate)                          1.03       1.14      2,727,298    3,113,603   10.79%
  Legacy III Plus (1.85% Fee Rate)                          1.03       1.14        714,315      816,353   10.73%
  Legacy III Plus (2.05% Fee Rate)              6/5/03      1.15       1.18         42,005       49,516    2.57%
  Legacy III C-Shr (1.55% Fee Rate)                         1.11       1.23      2,687,480    3,312,607   11.06%
  Legacy III C-Shr (1.65% Fee Rate)                         1.11       1.23      7,566,604    9,293,022   10.95%
  Legacy III C Shr (1.85% Fee Rate)                         1.03       1.14        942,588    1,077,211   10.73%
  Legacy III C Shr (1.90% Fee Rate)                         1.03       1.14        995,960    1,136,907   10.68%
  Legacy III L Shr (1.60% Fee Rate)                         1.04       1.15      3,984,927    4,582,874   11.01%
  Legacy III L Shr (1.70% Fee Rate)                         1.03       1.15      5,895,566    6,759,391   10.90%
  Legacy III L Shr (1.90% Fee Rate)                         1.03       1.14        803,387      917,073   10.68%
  Legacy III L Shr (1.95% Fee Rate)            2/14/03      1.04       1.14         52,689       60,110    9.51%
  Legacy III L Shr (2.15% Fee Rate)            11/4/03      1.16       1.18          9,628       11,336    1.92%

Lincoln National Variable Annuity Account H

                                                       Unit Value Unit Value                                    Investment
                                          Commencement Beginning  End of     Units                    Total     Income
Subaccount                                Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------
American Funds Cash Management                                                                                     1.50%
  Legacy II (1.35% Fee Rate)                             $1.55      $1.54    46,303,522  $ 71,220,266   (0.68)%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                1.55       1.54       586,415       901,976   (0.68)%
  Legacy II (1.50% Fee Rate)                              1.54       1.52     5,888,443     8,966,896   (0.83)%
  Legacy II (1.75% Fee Rate)                              1.00       0.98        53,746        52,928   (1.08)%
American Funds Cash Management Class 2                                                                             1.25%
  Legacy III (1.25% Fee Rate)                             1.17       1.16    12,345,122    14,282,056   (0.78)%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                1.17       1.16       306,464       354,548   (0.78)%
  Legacy III (1.40% Fee Rate)                             1.16       1.15    34,029,604    38,977,863   (0.93)%
  Legacy III (1.60% Fee Rate)                             0.99       0.98       612,428       602,393   (1.12)%
  Legacy III (1.65% Fee Rate)                             0.99       0.98       200,678       197,125   (1.17)%
  Shrholder's Advantage (.60% Fee Rate)                   1.10       1.09     1,008,771     1,103,397   (0.13)%
  Shrholder's Advantage (.72% Fee Rate)                   1.09       1.09     6,665,691     7,254,922   (0.25)%
  Shrholder's Advantage (.92% Fee Rate)                   1.00       1.00       116,044       115,934   (0.45)%
  Legacy III Plus (1.50% Fee Rate)                        1.03       1.02     2,031,562     2,076,413   (1.03)%
  Legacy III Plus (1.60% Fee Rate)                        1.03       1.02     4,325,949     4,406,490   (1.12)%
  Legacy III Plus (1.80% Fee Rate)                        0.99       0.98       486,152       475,979   (1.32)%
  Legacy III Plus (1.85% Fee Rate)                        0.99       0.98        33,805        33,065   (1.37)%
  Legacy III C-Shr (1.55% Fee Rate)                       1.03       1.02    11,843,400    12,090,225   (1.08)%
  Legacy III C-Shr (1.65% Fee Rate)                       1.03       1.02    10,522,483    10,699,051   (1.17)%
  Legacy III C Shr (1.85% Fee Rate)                       0.99       0.98       182,812       178,789   (1.37)%
  Legacy III C Shr (1.90% Fee Rate)                       0.99       0.98       398,724       389,510   (1.42)%
  Legacy III L Shr (1.60% Fee Rate)                       1.00       0.98     3,089,850     3,040,148   (1.12)%
  Legacy III L Shr (1.70% Fee Rate)                       0.99       0.98     1,874,677     1,839,278   (1.22)%
  Legacy III L Shr (1.90% Fee Rate)                       0.99       0.98       266,561       260,401   (1.42)%
  Legacy III L Shr (1.95% Fee Rate)         12/22/03      0.98       0.98        17,370        16,955   (0.05)%
American Funds Global Discovery                                                                                    0.55%
  Legacy II (1.35% Fee Rate)                              0.72       0.97     5,779,090     5,632,180   35.57%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                0.72       0.97         7,559         7,367   35.57%
  Legacy II (1.50% Fee Rate)                              0.72       0.97     1,264,833     1,228,072   35.36%
American Funds Global Discovery Class 2                                                                            0.33%
  Legacy III (1.25% Fee Rate)                             0.72       0.97     2,823,827     2,742,179   35.41%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                0.72       0.97        32,326        31,391   35.41%
  Legacy III (1.40% Fee Rate)                             0.72       0.97    10,486,843    10,142,747   35.21%
  Legacy III (1.60% Fee Rate)                             0.82       1.11       384,333       426,554   34.94%
  Legacy III (1.65% Fee Rate)                             0.87       1.18         5,582         6,560   34.87%
  Shrholder's Advantage (.60% Fee Rate)                   0.72       0.99       453,410       447,481   36.29%
  Shrholder's Advantage (.72% Fee Rate)                   0.72       0.98     3,087,936     3,038,541   36.13%
  Shrholder's Advantage (.92% Fee Rate)                   0.88       1.20       329,402       393,644   35.86%
  Shrholder's Advantage (1.05% Fee Rate)     5/30/03      1.00       1.19        37,594        44,790   19.46%
  Legacy III Plus (1.50% Fee Rate)                        0.71       0.97       444,495       429,001   35.07%
  Legacy III Plus (1.60% Fee Rate)                        0.71       0.96     2,122,061     2,043,082   34.94%
  Legacy III Plus (1.80% Fee Rate)                        0.87       1.17        85,983       100,705   34.67%
  Legacy III C-Shr (1.55% Fee Rate)                       0.71       0.96       418,216       403,096   35.00%
  Legacy III C-Shr (1.65% Fee Rate)                       0.71       0.96     1,073,956     1,032,625   34.87%
  Legacy III C Shr (1.85% Fee Rate)                       0.87       1.17        35,883        41,979   34.60%
  Legacy III L Shr (1.60% Fee Rate)                       0.87       1.18       382,383       449,902   34.94%
  Legacy III L Shr (1.70% Fee Rate)                       0.87       1.17       899,390     1,055,969   34.80%
  Legacy III L Shr (1.90% Fee Rate)                       0.87       1.17        55,866        65,284   34.53%
American Funds Global Growth                                                                                       0.60%
  Legacy II (1.35% Fee Rate)                              1.32       1.77    76,676,348   135,413,775   33.81%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                1.32       1.77       739,918     1,306,728   33.81%
  Legacy II (1.50% Fee Rate)                              1.31       1.75    12,614,554    22,056,070   33.61%
  Legacy II (1.75% Fee Rate)                              1.00       1.33       154,399       205,578   33.27%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Class 2                                                                                 0.41%
  Legacy III (1.25% Fee Rate)                              $1.31      $1.75     34,543,973 $ 60,479,675   33.60%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.31       1.75        592,251    1,036,914   33.60%
  Legacy III (1.40% Fee Rate)                               1.30       1.73    195,454,693  338,574,264   33.40%
  Legacy III (1.60% Fee Rate)                               0.90       1.20      2,123,917    2,554,634   33.13%
  Legacy III (1.65% Fee Rate)                               0.98       1.30      2,951,354    3,842,043   33.06%
  Legacy III (1.85% Fee Rate)                  4/17/03      1.09       1.44         39,874       57,585   32.95%
  Shrholder's Advantage (.60% Fee Rate)                     0.82       1.10      5,214,447    5,728,677   34.47%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          0.82       1.10         13,217       14,520   34.47%
  Shrholder's Advantage (.72% Fee Rate)                     0.81       1.09     35,724,129   39,049,553   34.30%
  Shrholder's Advantage (.92% Fee Rate)                     0.91       1.22      1,560,516    1,906,632   34.04%
  Shrholder's Advantage (1.05% Fee Rate)                    0.99       1.32        245,167      323,548   33.86%
  Shrholder's Advantage (1.25% Fee Rate)       5/19/03      1.14       1.45         67,491       98,164   27.58%
  Legacy III Plus (1.50% Fee Rate)                          0.56       0.75      2,878,142    2,165,143   33.26%
  Legacy III Plus (1.60% Fee Rate)                          0.56       0.75     22,808,513   17,098,797   33.13%
  Legacy III Plus (1.80% Fee Rate)                          0.98       1.30        601,919      780,926   32.86%
  Legacy III Plus (1.85% Fee Rate)                          0.98       1.30        111,308      144,242   32.80%
  Legacy III C-Shr (1.55% Fee Rate)                         0.56       0.75      4,902,188    3,681,432   33.20%
  Legacy III C-Shr (1.65% Fee Rate)                         0.56       0.75      9,065,439    6,784,972   33.06%
  Legacy III C Shr (1.85% Fee Rate)                         0.98       1.30        458,578      594,252   32.80%
  Legacy III C Shr (1.90% Fee Rate)                         0.98       1.29         35,576       46,050   32.73%
  Legacy III L Shr (1.60% Fee Rate)                         0.98       1.30      2,216,379    2,889,332   33.13%
  Legacy III L Shr (1.70% Fee Rate)                         0.98       1.30      4,316,795    5,614,609   33.00%
  Legacy III L Shr (1.90% Fee Rate)                         0.98       1.29        777,133    1,006,188   32.73%
  Legacy III L Shr (1.95% Fee Rate)                         0.97       1.29         38,261       49,488   32.67%
  Legacy III L Shr (2.15% Fee Rate)            11/4/03      1.36       1.44          2,956        4,253    5.84%
American Funds Global Small
 Capitalization                                                                                                      0.80%
  Legacy II (1.35% Fee Rate)                                1.09       1.66     68,791,471  114,286,514   51.86%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  1.09       1.66        490,845      815,464   51.86%
  Legacy II (1.50% Fee Rate)                                1.09       1.65     12,659,003   20,852,842   51.63%
  Legacy II (1.75% Fee Rate)                                1.05       1.58         88,095      139,289   51.25%
American Funds Global Small
 Capitalization Class 2                                                                                              0.60%
  Legacy III (1.25% Fee Rate)                               1.09       1.65     19,045,069   31,389,664   51.62%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.09       1.65        425,250      700,888   51.62%
  Legacy III (1.40% Fee Rate)                               1.08       1.63    106,161,216  173,490,345   51.40%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.08       1.63         11,500       18,794   51.40%
  Legacy III (1.60% Fee Rate)                               0.89       1.34        891,888    1,195,270   51.09%
  Legacy III (1.65% Fee Rate)                               1.00       1.50      2,486,646    3,738,275   51.02%
  Legacy III (1.85% Fee Rate)                  5/23/03      1.15       1.59         38,712       61,661   38.47%
  Legacy III (2.35% Fee Rate)                 11/17/03      1.52       1.58         40,866       64,695    3.93%
  Shrholder's Advantage (.60% Fee Rate)                     0.75       1.15      3,161,068    3,640,041   52.61%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          0.75       1.15         14,752       16,987   52.61%
  Shrholder's Advantage (.72% Fee Rate)                     0.75       1.15     14,025,950   16,069,752   52.43%
  Shrholder's Advantage (.92% Fee Rate)                     0.97       1.48        521,820      772,231   52.12%
  Shrholder's Advantage (1.05% Fee Rate)                    1.00       1.52        315,840      481,355   51.93%
  Shrholder's Advantage (1.25% Fee Rate)      12/18/03      1.55       1.60         13,757       22,070    3.18%
  Legacy III Plus (1.50% Fee Rate)                          0.56       0.85      2,200,982    1,879,996   51.25%
  Legacy III Plus (1.60% Fee Rate)                          0.56       0.85     12,595,716   10,721,131   51.09%
  Legacy III Plus (1.80% Fee Rate)                          0.88       1.33      1,147,789    1,531,132   50.79%
  Legacy III Plus (1.85% Fee Rate)                          0.99       1.50        178,536      267,165   50.72%
  Legacy III Plus (2.05% Fee Rate)             6/12/03      1.25       1.59         14,125       22,444   27.50%
  Legacy III C-Shr (1.55% Fee Rate)                         0.56       0.85      1,997,783    1,703,448   51.17%
  Legacy III C-Shr (1.65% Fee Rate)                         0.56       0.85      6,056,889    5,146,620   51.02%
  Legacy III C Shr (1.85% Fee Rate)                         0.99       1.50        188,901      282,697   50.72%
  Legacy III C Shr (1.90% Fee Rate)                         0.99       1.49         42,134       62,979   50.64%
  Legacy III L Shr (1.60% Fee Rate)                         1.00       1.51      1,521,812    2,291,006   51.09%
  Legacy III L Shr (1.70% Fee Rate)                         1.00       1.50      2,497,855    3,752,255   50.94%
  Legacy III L Shr (1.90% Fee Rate)                         0.99       1.50        377,235      564,054   50.64%
  Legacy III L Shr (1.95% Fee Rate)           12/22/03      1.45       1.49         23,202       34,649    2.87%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                      Investment
                                            Commencement Beginning  End of     Units                      Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets     Return(2) Ratio(3)
------------------------------------------------------------------------------------------------------------------------------
American Funds Growth                                                                                                  0.38%
  Legacy II (1.35% Fee Rate)                               $3.82      $5.17    547,572,190 $2,833,116,544   35.31%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  3.82       5.17      3,196,673     16,539,459   35.31%
  Legacy II (1.50% Fee Rate)                                3.79       5.12     89,245,508    457,176,131   35.11%
  Legacy II (1.75% Fee Rate)                                0.88       1.18      4,963,136      5,866,226   34.77%
  Legacy II (1.95% Fee Rate)                   1/21/03      1.07       1.43        391,337        559,497   33.14%
  Legacy II (2.25% Fee Rate)                  10/20/03      1.35       1.42         63,950         91,097    5.57%
American Funds Growth Class 2                                                                                          0.11%
  Legacy III (1.25% Fee Rate)                               1.62       2.19     88,470,736    193,735,580   35.11%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.62       2.19      1,289,524      2,823,834   35.11%
  Legacy III (1.40% Fee Rate)                               1.61       2.17    578,390,320  1,253,995,006   34.91%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.61       2.17         18,899         40,975   34.91%
  Legacy III (1.60% Fee Rate)                               0.80       1.08     13,095,292     14,182,660   34.64%
  Legacy III (1.65% Fee Rate)                               0.88       1.18      3,948,112      4,649,795   34.57%
  Legacy III (1.85% Fee Rate)                               1.06       1.43        308,401        440,056   34.30%
  Legacy III (2.35% Fee Rate)                 11/17/03      1.35       1.42         64,900         92,046    5.22%
  Shrholder's Advantage (.60% Fee Rate)                     0.83       1.13     20,774,214     23,533,149   35.99%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          0.83       1.13         37,842         42,868   35.99%
  Shrholder's Advantage (.72% Fee Rate)                     0.83       1.13    128,039,101    144,302,092   35.83%
  Shrholder's Advantage (.92% Fee Rate)                     0.81       1.10      6,586,505      7,246,209   35.56%
  Shrholder's Advantage (1.05% Fee Rate)                    0.88       1.19        849,281      1,014,045   35.38%
  Shrholder's Advantage (1.25% Fee Rate)        6/4/03      1.26       1.44        117,307        168,605   13.78%
  Shrholder's Advantage (1.75% Fee Rate)      12/29/03      1.43       1.43        175,792        251,139    0.08%
  Legacy III Plus (1.50% Fee Rate)                          0.54       0.73     18,646,274     13,540,204   34.77%
  Legacy III Plus (1.60% Fee Rate)                          0.54       0.72     92,412,847     66,869,362   34.64%
  Legacy III Plus (1.80% Fee Rate)                          0.80       1.08      4,628,041      4,989,207   34.37%
  Legacy III Plus (1.85% Fee Rate)                          0.91       1.23        930,717      1,140,907   34.30%
  Legacy III Plus (2.05% Fee Rate)              6/5/03      1.26       1.42        123,736        176,131   12.61%
  Legacy III C-Shr (1.55% Fee Rate)                         0.54       0.72      9,364,818      6,789,050   34.70%
  Legacy III C-Shr (1.65% Fee Rate)                         0.54       0.72     30,403,667     21,962,058   34.57%
  Legacy III C Shr (1.85% Fee Rate)                         0.91       1.23      1,101,943      1,350,723   34.30%
  Legacy III C Shr (1.90% Fee Rate)                         0.91       1.22        785,868        962,193   34.24%
  Legacy III C Shr (2.10% Fee Rate)            4/21/03      1.12       1.42         62,580         89,026   27.58%
  Legacy III L Shr (1.60% Fee Rate)                         0.92       1.23      8,404,547     10,363,317   34.64%
  Legacy III L Shr (1.70% Fee Rate)                         0.91       1.23     18,023,606     22,172,435   34.50%
  Legacy III L Shr (1.90% Fee Rate)                         0.91       1.22      2,494,009      3,054,159   34.24%
  Legacy III L Shr (1.95% Fee Rate)            4/17/03      0.95       1.22         66,457         81,299   28.23%
American Funds Growth-Income                                                                                           1.32%
  Legacy II (1.35% Fee Rate)                                3.06       4.01    814,758,425  3,268,699,566   30.98%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  3.06       4.01      4,478,500     17,967,129   30.98%
  Legacy II (1.50% Fee Rate)                                3.04       3.97    141,929,853    563,739,707   30.79%
  Legacy II (1.75% Fee Rate)                                0.89       1.16      7,321,229      8,511,142   30.46%
  Legacy II (1.95% Fee Rate)                   1/21/03      1.10       1.42        711,770      1,007,862   28.54%
  Legacy II (2.25% Fee Rate)                  10/20/03      1.32       1.41         53,158         75,027    6.99%

Lincoln National Variable Annuity Account H

                                                       Unit Value Unit Value                                        Investment
                                          Commencement Beginning  End of     Units                        Total     Income
Subaccount                                Date(1)      of Period  Period     Outstanding   Net Assets     Return(2) Ratio(3)
------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Class 2                                                                                   1.11%
  Legacy III (1.25% Fee Rate)                            $1.32      $1.73      188,148,151 $  325,766,050   30.78%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                1.32       1.73        2,792,980      4,835,860   30.78%
  Legacy III (1.40% Fee Rate)                             1.31       1.71    1,028,911,937  1,763,768,866   30.59%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                1.31       1.71           17,441         29,897   30.59%
  Legacy III (1.60% Fee Rate)                             0.85       1.10       21,108,478     23,289,094   30.33%
  Legacy III (1.65% Fee Rate)                             0.89       1.16       12,338,824     14,296,754   30.26%
  Legacy III (1.85% Fee Rate)                             1.09       1.41        1,291,334      1,824,817   30.00%
  Legacy III (2.35% Fee Rate)               11/17/03      1.32       1.41          174,164        244,720    6.44%
  Shrholder's Advantage (.60% Fee Rate)                   0.97       1.28       31,953,499     40,807,003   31.63%
  Shrholder's Advantage (.60% Fee Rate)
   -- Annuity Reserve                                     0.97       1.28          154,669        197,524   31.63%
  Shrholder's Advantage (.72% Fee Rate)                   0.97       1.27      193,932,960    246,419,459   31.48%
  Shrholder's Advantage (.92% Fee Rate)                   0.85       1.12       11,251,296     12,609,820   31.21%
  Shrholder's Advantage (1.05% Fee Rate)                  0.90       1.17        4,203,804      4,938,312   31.04%
  Shrholder's Advantage (1.25% Fee Rate)     2/18/03      1.06       1.42          417,250        593,923   34.32%
  Shrholder's Advantage (1.75% Fee Rate)    12/29/03      1.41       1.42          177,046        250,585    0.17%
  Legacy III Plus (1.50% Fee Rate)                        0.85       1.11       17,486,059     19,362,518   30.46%
  Legacy III Plus (1.60% Fee Rate)                        0.85       1.10       84,715,645     93,469,576   30.33%
  Legacy III Plus (1.80% Fee Rate)                        0.84       1.10        7,572,172      8,315,881   30.07%
  Legacy III Plus (1.85% Fee Rate)                        0.91       1.18        3,261,569      3,843,388   30.00%
  Legacy III Plus (2.05% Fee Rate)            6/5/03      1.24       1.41          211,823        298,719   13.73%
  Legacy III C-Shr (1.55% Fee Rate)                       0.85       1.11        7,335,785      8,109,014   30.39%
  Legacy III C-Shr (1.65% Fee Rate)                       0.85       1.10       29,043,507     31,989,907   30.26%
  Legacy III C Shr (1.85% Fee Rate)                       0.91       1.18        1,757,522      2,071,228   30.00%
  Legacy III C Shr (1.90% Fee Rate)                       0.91       1.18        1,581,731      1,862,139   29.94%
  Legacy III C Shr (2.10% Fee Rate)          4/21/03      1.10       1.41          102,732        144,788   27.90%
  Legacy III L Shr (1.60% Fee Rate)                       0.91       1.19       13,155,701     15,591,953   30.33%
  Legacy III L Shr (1.70% Fee Rate)                       0.91       1.18       27,568,197     32,600,544   30.20%
  Legacy III L Shr (1.90% Fee Rate)                       0.91       1.18        3,007,357      3,540,364   29.94%
  Legacy III L Shr (1.95% Fee Rate)                       0.91       1.18          386,697        454,686   29.87%
  Legacy III L Shr (2.15% Fee Rate)          11/4/03      1.33       1.41            8,279         11,661    5.68%
American Funds High-Income Bond                                                                                        7.84%
  Legacy II (1.35% Fee Rate)                              2.31       2.95      103,300,047    305,228,398   28.05%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                2.31       2.95          763,169      2,254,992   28.05%
  Legacy II (1.50% Fee Rate)                              2.29       2.93       14,483,048     42,368,497   27.86%
  Legacy II (1.75% Fee Rate)                              1.01       1.29          432,969        558,760   27.54%
American Funds High-Income Bond
 Class 2                                                                                                               7.58%
  Legacy III (1.25% Fee Rate)                             1.11       1.43       28,651,154     40,828,422   27.91%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                1.11       1.43          506,283        721,463   27.91%
  Legacy III (1.40% Fee Rate)                             1.10       1.41      126,276,953    178,158,913   27.72%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                1.10       1.41            2,850          4,021   27.72%
  Legacy III (1.60% Fee Rate)                             0.98       1.25        1,751,345      2,194,717   27.46%
  Legacy III (1.65% Fee Rate)                             1.01       1.29        1,695,081      2,185,548   27.40%
  Legacy III (1.85% Fee Rate)                7/11/03      1.32       1.43           51,884         74,208    8.34%
  Shrholder's Advantage (.60% Fee Rate)                   1.05       1.35        4,435,379      6,003,446   28.74%
  Shrholder's Advantage (.60% Fee Rate)
   -- Annuity Reserve                                     1.05       1.35           24,123         32,651   28.74%
  Shrholder's Advantage (.72% Fee Rate)                   1.05       1.35       21,529,675     28,994,557   28.59%
  Shrholder's Advantage (.92% Fee Rate)                   0.99       1.27        1,649,320      2,099,633   28.33%
  Shrholder's Advantage (1.05% Fee Rate)                  1.02       1.31          348,460        455,410   28.16%
  Shrholder's Advantage (1.25% Fee Rate)     4/17/03      1.23       1.44           42,780         61,633   17.11%
  Legacy III Plus (1.50% Fee Rate)                        0.98       1.24        3,159,888      3,932,689   27.59%
  Legacy III Plus (1.60% Fee Rate)                        0.97       1.24       11,619,700     14,408,948   27.46%
  Legacy III Plus (1.80% Fee Rate)                        1.01       1.28          897,969      1,153,831   27.21%
  Legacy III Plus (1.85% Fee Rate)                        1.01       1.28          523,070        671,531   27.14%
  Legacy III Plus (2.05% Fee Rate)            6/5/03      1.30       1.43           49,723         70,945    9.65%
  Legacy III C-Shr (1.55% Fee Rate)                       0.97       1.24        5,329,151      6,620,919   27.53%
  Legacy III C-Shr (1.65% Fee Rate)                       0.97       1.24        6,492,309      8,036,854   27.40%
  Legacy III C Shr (1.85% Fee Rate)                       1.01       1.28          357,892        459,482   27.14%
  Legacy III C Shr (1.90% Fee Rate)                       1.01       1.28          843,087      1,080,721   27.08%
  Legacy III L Shr (1.60% Fee Rate)                       1.01       1.29        2,988,856      3,857,802   27.46%
  Legacy III L Shr (1.70% Fee Rate)                       1.01       1.29        4,381,554      5,642,795   27.33%
  Legacy III L Shr (1.90% Fee Rate)                       1.01       1.28        1,117,436      1,432,801   27.08%
  Legacy III L Shr (1.95% Fee Rate)                       1.01       1.28           38,313         49,067   27.02%

Lincoln National Variable Annuity Account H

                                                       Unit Value Unit Value                                      Investment
                                          Commencement Beginning  End of     Units                      Total     Income
Subaccount                                Date(1)      of Period  Period     Outstanding Net Assets     Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds International                                                                                         1.59%
  Legacy II (1.35% Fee Rate)                             $2.02      $2.70    419,884,727 $1,132,405,193   33.31%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                2.02       2.70      3,069,499      8,278,265   33.31%
  Legacy II (1.50% Fee Rate)                              2.01       2.67     60,660,222    161,956,742   33.11%
  Legacy II (1.75% Fee Rate)                              0.91       1.21      1,269,908      1,534,737   32.78%
  Legacy II (1.95% Fee Rate)                 1/21/03      1.09       1.44        280,165        404,369   32.40%
  Legacy II (2.25% Fee Rate)                10/20/03      1.35       1.44         42,008         60,411    6.84%
American Funds International Class 2                                                                                 1.38%
  Legacy III (1.25% Fee Rate)                             1.09       1.45     36,164,735     52,466,900   33.18%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                1.09       1.45        479,512        695,665   33.18%
  Legacy III (1.40% Fee Rate)                             1.08       1.44    226,517,026    325,352,200   32.98%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                1.08       1.44          6,105          8,768   32.98%
  Legacy III (1.60% Fee Rate)                             0.86       1.14      2,969,672      3,376,933   32.71%
  Legacy III (1.65% Fee Rate)                             0.91       1.20      3,349,878      4,035,146   32.65%
  Legacy III (1.85% Fee Rate)                1/21/03      1.09       1.44        141,930        204,517   32.27%
  Legacy III (2.35% Fee Rate)               12/18/03      1.39       1.43         14,945         21,403    2.70%
  Shrholder's Advantage (.60% Fee Rate)                   0.74       0.99      6,975,642      6,874,825   34.05%
  Shrholder's Advantage (.72% Fee Rate)                   0.73       0.98     32,748,410     32,113,022   33.88%
  Shrholder's Advantage (.92% Fee Rate)                   0.86       1.16        880,540      1,017,132   33.62%
  Shrholder's Advantage (1.05% Fee Rate)                  0.91       1.22        247,052        301,656   33.45%
  Legacy III Plus (1.50% Fee Rate)                        0.52       0.69      3,332,916      2,296,649   32.85%
  Legacy III Plus (1.60% Fee Rate)                        0.52       0.69     22,498,573     15,450,582   32.71%
  Legacy III Plus (1.80% Fee Rate)                        0.91       1.20      1,329,509      1,596,130   32.45%
  Legacy III Plus (1.85% Fee Rate)                        0.91       1.20        257,388        308,604   32.38%
  Legacy III Plus (2.05% Fee Rate)            6/5/03      1.16       1.44         63,812         91,724   24.03%
  Legacy III C-Shr (1.55% Fee Rate)                       0.52       0.69      8,255,997      5,679,421   32.78%
  Legacy III C-Shr (1.65% Fee Rate)                       0.52       0.69     14,328,955      9,823,151   32.65%
  Legacy III C Shr (1.85% Fee Rate)                       0.91       1.20        204,233        244,917   32.38%
  Legacy III C Shr (1.90% Fee Rate)                       0.91       1.20        703,817        842,951   32.32%
  Legacy III C Shr (2.10% Fee Rate)         11/17/03      1.33       1.44         24,556         35,275    7.68%
  Legacy III L Shr (1.60% Fee Rate)                       0.91       1.21      2,544,828      3,069,086   32.71%
  Legacy III L Shr (1.70% Fee Rate)                       0.91       1.20      5,593,755      6,730,628   32.58%
  Legacy III L Shr (1.90% Fee Rate)                       0.91       1.20        600,920        719,846   32.32%
  Legacy III L Shr (1.95% Fee Rate)         12/22/03      1.17       1.20         28,950         34,634    2.40%
American Funds New World                                                                                             1.89%
  Legacy II (1.35% Fee Rate)                              0.90       1.24     29,927,553     36,986,870   37.69%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                0.90       1.24        110,379        136,415   37.69%
  Legacy II (1.50% Fee Rate)                              0.89       1.23      4,602,700      5,649,641   37.48%
  Legacy II (1.75% Fee Rate)                              1.04       1.42         40,468         57,520   37.14%
American Funds New World Class 2                                                                                     1.68%
  Legacy III (1.25% Fee Rate)                             0.89       1.23     12,830,971     15,751,555   37.45%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                0.89       1.23        227,823        279,680   37.45%
  Legacy III (1.40% Fee Rate)                             0.89       1.22     66,994,839     81,683,687   37.24%
  Legacy III (1.60% Fee Rate)                             0.97       1.33        554,177        734,813   36.97%
  Legacy III (1.65% Fee Rate)                             1.04       1.42      3,259,487      4,639,067   36.90%
  Legacy III (1.85% Fee Rate)               11/17/03      1.37       1.47         13,026         19,177    7.33%
  Shrholder's Advantage (.60% Fee Rate)                   0.96       1.33      1,687,720      2,240,586   38.34%
  Shrholder's Advantage (.72% Fee Rate)                   0.96       1.32      8,656,156     11,433,764   38.18%
  Shrholder's Advantage (.92% Fee Rate)                   1.05       1.45        312,278        451,918   37.90%
  Shrholder's Advantage (1.05% Fee Rate)     7/18/03      1.19       1.44         27,127         39,149   21.13%
  Shrholder's Advantage (1.25% Fee Rate)    12/18/03      1.44       1.48         15,488         22,968    2.71%
  Legacy III Plus (1.50% Fee Rate)                        0.78       1.07        839,056        896,158   37.11%
  Legacy III Plus (1.60% Fee Rate)                        0.78       1.06      5,371,796      5,717,167   36.97%
  Legacy III Plus (1.80% Fee Rate)                        1.04       1.42        393,639        558,331   36.70%
  Legacy III Plus (1.85% Fee Rate)           8/27/03      1.21       1.42        123,664        175,243   16.66%
  Legacy III C-Shr (1.55% Fee Rate)                       0.78       1.07        999,521      1,065,649   37.04%
  Legacy III C-Shr (1.65% Fee Rate)                       0.78       1.06      2,585,174      2,746,646   36.90%
  Legacy III C Shr (1.85% Fee Rate)                       1.04       1.42        161,792        229,215   36.63%
  Legacy III C Shr (1.90% Fee Rate)                       1.04       1.42          7,831         11,082   36.56%
  Legacy III L Shr (1.60% Fee Rate)                       1.04       1.43        736,767      1,050,201   36.97%
  Legacy III L Shr (1.70% Fee Rate)                       1.04       1.42      2,101,195      2,988,027   36.83%
  Legacy III L Shr (1.90% Fee Rate)                       1.04       1.42         74,728        105,801   36.56%
  Legacy III L Shr (1.95% Fee Rate)         12/22/03      1.39       1.41         12,216         17,273    2.09%

Lincoln National Variable Annuity Account H

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                    Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
American Funds U.S. Government/AAA-
 Rated Securities                                                                                                    3.69%
  Legacy II (1.35% Fee Rate)                               $2.24      $2.26    118,523,378 $268,280,451    1.14%
  Legacy II (1.35% Fee Rate) -- Annuity
   Reserve                                                  2.24       2.26        687,163    1,555,410    1.14%
  Legacy II (1.50% Fee Rate)                                2.22       2.24     19,633,811   43,999,335    0.99%
  Legacy II (1.75% Fee Rate)                                1.07       1.08        487,408      526,772    0.73%
American Funds U.S. Government/AAA-
 Rated Securities Class 2                                                                                            3.55%
  Legacy III (1.25% Fee Rate)                               1.40       1.41     25,606,467   36,117,779    1.01%
  Legacy III (1.25% Fee Rate) -- Annuity
   Reserve                                                  1.40       1.41        980,879    1,383,524    1.01%
  Legacy III (1.40% Fee Rate)                               1.38       1.40    101,583,766  141,856,890    0.86%
  Legacy III (1.40% Fee Rate) -- Annuity
   Reserve                                                  1.38       1.40        605,482      845,526    0.86%
  Legacy III (1.60% Fee Rate)                               1.08       1.09      2,512,269    2,729,921    0.66%
  Legacy III (1.65% Fee Rate)                               1.07       1.08      2,642,942    2,846,145    0.61%
  Legacy III (1.85% Fee Rate)                               1.01       1.01        502,237      508,473    0.40%
  Legacy III (2.15% Fee Rate)                 12/12/03      1.01       1.01         77,676       78,355   (0.03)%
  Shrholder's Advantage (.60% Fee Rate)                     1.28       1.30      3,614,513    4,713,331    1.67%
  Shrholder's Advantage (.60% Fee Rate) --
   Annuity Reserve                                          1.28       1.30         43,519       56,749    1.67%
  Shrholder's Advantage (.72% Fee Rate)                     1.28       1.30     15,815,533   20,524,402    1.55%
  Shrholder's Advantage (.92% Fee Rate)                     1.08       1.10        932,167    1,023,329    1.34%
  Shrholder's Advantage (1.05% Fee Rate)                    1.08       1.09        314,342      343,113    1.21%
  Legacy III Plus (1.50% Fee Rate)                          1.20       1.21      2,867,728    3,477,320    0.76%
  Legacy III Plus (1.60% Fee Rate)                          1.20       1.21     14,412,028   17,412,016    0.66%
  Legacy III Plus (1.80% Fee Rate)                          1.08       1.08      1,346,250    1,456,571    0.45%
  Legacy III Plus (1.85% Fee Rate)                          1.07       1.07      1,318,629    1,413,786    0.40%
  Legacy III Plus (2.05% Fee Rate)              6/5/03      1.03       1.01         92,277       93,197   (1.63)%
  Legacy III C-Shr (1.55% Fee Rate)                         1.20       1.21      3,661,293    4,431,945    0.71%
  Legacy III C-Shr (1.65% Fee Rate)                         1.20       1.21      7,327,322    8,835,692    0.61%
  Legacy III C Shr (1.85% Fee Rate)                         1.07       1.07        329,111      352,905    0.40%
  Legacy III C Shr (1.90% Fee Rate)                         1.07       1.07        256,279      274,486    0.35%
  Legacy III L Shr (1.60% Fee Rate)                         1.07       1.08      3,615,381    3,899,281    0.66%
  Legacy III L Shr (1.70% Fee Rate)                         1.07       1.08      3,846,160    4,136,814    0.56%
  Legacy III L Shr (1.90% Fee Rate)                         1.07       1.07        375,192      401,805    0.35%
  Legacy III L Shr (1.95% Fee Rate)            2/14/03      1.07       1.07        102,566      109,740    0.38%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement dates noted.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account H

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                             Unit Value Unit Value                                    Investment
                                                             Beginning  End of     Units                    Total     Income
Subaccount                                                   of Period  Period     Outstanding Net Assets   Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                                                                                          2.30%
 Legacy II (1.35% Fee Rate)                                    $2.90      $2.51    254,395,871 $638,477,954  (13.37)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 2.90       2.51      1,844,399    4,629,037  (13.37)%
 Legacy II (1.50% Fee Rate)                                     2.88       2.49     38,873,889   96,738,879  (13.50)%
 Legacy II (1.75% Fee Rate)                                     1.06       0.92      1,229,438    1,125,573  (13.71)%
American Funds Asset Allocation Class 2                                                                                  2.57%
 Legacy III (1.25% Fee Rate)                                    1.37       1.19     65,638,241   78,079,274  (13.47)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.37       1.19        927,022    1,102,730  (13.47)%
 Legacy III (1.40% Fee Rate)                                    1.37       1.18    332,782,152  392,509,255  (13.60)%
 Legacy III -- Annuity Reserves (1.40% Fee Rate)                1.37       1.18         45,842       54,069  (13.60)%
 Legacy III (1.60% Fee Rate)                                    1.02       0.88      4,193,421    3,683,721  (13.77)%
 Legacy III (1.65% Fee Rate)                                    1.07       0.93      6,566,700    6,076,849  (13.81)%
 Legacy III (1.85% Fee Rate)(2)                                 1.04       1.04          9,545        9,901   (0.12)%
 Shareholder's Advantage (.60% Fee Rate)                        1.11       0.97      9,323,650    9,004,399  (12.90)%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    1.11       0.97        207,825      200,709  (12.90)%
 Shareholder's Advantage (.72% Fee Rate)                        1.11       0.96     56,669,717   54,520,195  (13.01)%
 Shareholder's Advantage (.92% Fee Rate)                        1.02       0.89      2,591,904    2,297,128  (13.18)%
 Shareholder's Advantage (1.05% Fee Rate)                       1.06       0.92        357,418      329,309  (13.29)%
 Legacy III Plus (1.50% Fee Rate)                               1.04       0.90      2,720,983    2,447,087  (13.68)%
 Legacy III Plus (1.60% Fee Rate)                               1.04       0.90     23,883,569   21,422,751  (13.77)%
 Legacy III Plus (1.80% Fee Rate)                               1.07       0.92      1,151,520    1,063,607  (13.94)%
 Legacy III Plus (1.85% Fee Rate)                               1.07       0.92        788,465      727,711  (13.99)%
 Legacy III C Share (1.55% Fee Rate)                            1.04       0.90      6,986,832    6,277,003  (13.73)%
 Legacy III C Share (1.65% Fee Rate)                            1.04       0.90     16,064,829   14,393,064  (13.81)%
 Legacy III C Share (1.85% Fee Rate)                            1.07       0.92      1,143,085    1,055,244  (13.98)%
 Legacy III C Share (1.90% Fee Rate)                            1.07       0.92        583,183      537,948  (14.03)%
 Legacy III L Share (1.60% Fee Rate)                            1.07       0.93      1,120,345    1,037,390  (13.77)%
 Legacy III L Share (1.70% Fee Rate)                            1.07       0.92      5,995,438    5,544,776  (13.86)%
 Legacy III L Share (1.90% Fee Rate)                            1.07       0.92        540,324      498,474  (14.03)%
 Legacy III L Share (1.95% Fee Rate)                            1.07       0.92         10,816        9,969  (14.09)%
American Funds Blue Chip Income & Growth                                                                                 1.50%
 Legacy II (1.35% Fee Rate)                                     0.94       0.72     57,490,535   41,150,110  (23.97)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 0.94       0.72        131,832       94,362  (23.97)%
 Legacy II (1.50% Fee Rate)                                     0.94       0.71     12,609,220    9,005,046  (24.08)%
 Legacy II (1.75% Fee Rate)                                     1.07       0.81         86,165       69,526  (24.27)%
American Funds Blue Chip Income & Growth Class 2                                                                         1.66%
 Legacy III (1.25% Fee Rate)                                    0.94       0.71     26,528,002   18,952,048  (24.03)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                0.94       0.71        216,137      154,412  (24.03)%
 Legacy III (1.40% Fee Rate)                                    0.94       0.71    122,326,861   87,179,340  (24.14)%
 Legacy III -- Annuity Reserves (1.40% Fee Rate)                0.94       0.71        162,215      115,606  (24.14)%
 Legacy III (1.60% Fee Rate)                                    1.01       0.77      3,946,874    3,028,539  (24.30)%
 Legacy III (1.65% Fee Rate)                                    1.09       0.82        959,041      791,036  (24.33)%
 Legacy III (1.85% Fee Rate)(1)                                 1.09       1.07         32,021       34,192   (2.33)%
 Shareholder's Advantage (.60% Fee Rate)                        0.94       0.72      3,342,378    2,411,148  (23.53)%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    0.94       0.72         16,250       11,722  (23.53)%
 Shareholder's Advantage (.72% Fee Rate)                        0.94       0.72     34,067,489   24,532,131  (23.62)%
 Shareholder's Advantage (.92% Fee Rate)                        1.02       0.77      2,072,146    1,604,197  (23.78)%
 Shareholder's Advantage (1.05% Fee Rate)                       1.09       0.83        323,573      268,944  (23.88)%
 Legacy III Plus (1.50% Fee Rate)                               0.94       0.71      1,458,619    1,038,194  (24.22)%
 Legacy III Plus (1.60% Fee Rate)                               0.94       0.71     18,448,115   13,110,624  (24.29)%
 Legacy III Plus (1.80% Fee Rate)                               1.09       0.82      1,823,494    1,501,124  (24.44)%
 Legacy III Plus (1.85% Fee Rate)                               1.09       0.82        318,109      261,687  (24.49)%
 Legacy III C Share (1.55% Fee Rate)                            0.94       0.71        890,587      633,418  (24.26)%
 Legacy III C Share (1.65% Fee Rate)                            0.94       0.71      7,035,123    4,996,195  (24.33)%
 Legacy III C Share (1.85% Fee Rate)                            1.09       0.82        575,151      473,240  (24.48)%
 Legacy III C Share (1.90% Fee Rate)                            1.09       0.82        148,582      122,164  (24.52)%
 Legacy III L Share (1.60% Fee Rate)                            1.09       0.83        475,407      392,360  (24.30)%
 Legacy III L Share (1.70% Fee Rate)                            1.09       0.82      4,101,858    3,381,315  (24.37)%
 Legacy III L Share (1.90% Fee Rate)                            1.09       0.82        462,571      380,389  (24.52)%

Lincoln National Variable Annuity Account H

                                                             Unit Value Unit Value                                    Investment
                                                             Beginning  End of     Units                    Total     Income
Subaccount                                                   of Period  Period     Outstanding Net Assets   Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------------------
American Funds Bond                                                                                                      4.19%
 Legacy II (1.35% Fee Rate)                                    $1.32      $1.35    125,468,287 $169,936,560    2.86%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.32       1.35        608,252      823,828    2.86%
 Legacy II (1.50% Fee Rate)                                     1.31       1.34     19,786,083   26,571,766    2.71%
 Legacy II (1.75% Fee Rate)                                     1.01       1.03        619,969      641,187    2.45%
American Funds Bond Class 2                                                                                              4.18%
 Legacy III (1.25% Fee Rate)                                    1.25       1.28     30,504,048   39,068,285    2.75%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.25       1.28        564,975      723,595    2.75%
 Legacy III (1.40% Fee Rate)                                    1.24       1.27    144,742,952  183,809,485    2.60%
 Legacy III -- Annuity Reserves (1.40% Fee Rate)                1.24       1.27         31,456       39,946    2.60%
 Legacy III (1.60% Fee Rate)                                    1.00       1.02      1,159,806    1,187,515    2.39%
 Legacy III (1.65% Fee Rate)                                    1.01       1.03        660,577      683,410    2.34%
 Legacy III (1.85% Fee Rate)(1)                                 1.05       1.07         33,286       35,520    1.54%
 Shareholder's Advantage (.60% Fee Rate)                        1.15       1.18      2,836,988    3,359,710    3.42%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    1.15       1.18         43,407       51,404    3.42%
 Shareholder's Advantage (.72% Fee Rate)                        1.14       1.18     19,962,914   23,551,120    3.30%
 Shareholder's Advantage (.92% Fee Rate)                        1.00       1.03        485,150      501,157    3.09%
 Shareholder's Advantage (1.05% Fee Rate)                       1.01       1.04        403,628      420,781    2.96%
 Legacy III Plus (1.50% Fee Rate)                               1.08       1.11      1,248,431    1,387,255    2.50%
 Legacy III Plus (1.60% Fee Rate)                               1.08       1.11     12,491,453   13,843,102    2.39%
 Legacy III Plus (1.80% Fee Rate)                               1.01       1.03      1,838,195    1,894,235    2.19%
 Legacy III Plus (1.85% Fee Rate)                               1.01       1.03        172,111      177,634    2.15%
 Legacy III C Share (1.55% Fee Rate)                            1.08       1.11        871,081      966,738    2.45%
 Legacy III C Share (1.65% Fee Rate)                            1.08       1.11      5,915,381    6,547,852    2.34%
 Legacy III C Share (1.85% Fee Rate)                            1.01       1.03        609,575      629,121    2.14%
 Legacy III C Share (1.90% Fee Rate)                            1.01       1.03        613,393      632,656    2.09%
 Legacy III L Share (1.60% Fee Rate)                            1.01       1.04        342,884      355,228    2.44%
 Legacy III L Share (1.70% Fee Rate)                            1.01       1.03      1,582,759    1,636,342    2.29%
 Legacy III L Share (1.90% Fee Rate)                            1.01       1.03        306,826      316,458    2.09%
American Funds Cash Management                                                                                           2.97%
 Legacy II (1.35% Fee Rate)                                     1.55       1.55     95,599,855  148,055,241   (0.12)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.55       1.55        448,949      695,286   (0.12)%
 Legacy II (1.50% Fee Rate)                                     1.54       1.54     13,414,686   20,599,215   (0.27)%
 Legacy II (1.75% Fee Rate)                                     1.00       1.00        265,998      264,807   (0.52)%
American Funds Cash Management Class 2                                                                                   3.52%
 Legacy III (1.25% Fee Rate)                                    1.17       1.17     15,151,659   17,666,451   (0.26)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.17       1.17        410,734      478,905   (0.26)%
 Legacy III (1.40% Fee Rate)                                    1.16       1.16     53,532,653   61,890,428   (0.40)%
 Legacy III -- Annuity Reserves (1.40% Fee Rate)                1.16       1.16        656,235      758,690   (0.40)%
 Legacy III (1.60% Fee Rate)                                    1.00       0.99      1,486,165    1,478,443   (0.60)%
 Legacy III (1.65% Fee Rate)                                    1.00       0.99        175,264      174,207   (0.66)%
 Shareholder's Advantage (.60% Fee Rate)                        1.09       1.10      1,101,938    1,206,885    0.40%
 Shareholder's Advantage (.72% Fee Rate)                        1.09       1.09      8,959,668    9,776,205    0.27%
 Shareholder's Advantage (.92% Fee Rate)                        1.00       1.00         77,109       77,385    0.07%
 Shareholder's Advantage (1.05% Fee Rate)                       1.00       1.00         86,306       86,436   (0.07)%
 Legacy III Plus (1.50% Fee Rate)                               1.04       1.03      5,065,501    5,230,997   (0.50)%
 Legacy III Plus (1.60% Fee Rate)                               1.04       1.03      7,501,088    7,727,665   (0.60)%
 Legacy III Plus (1.80% Fee Rate)                               1.00       0.99        282,746      280,540   (0.80)%
 Legacy III Plus (1.85% Fee Rate)                               1.00       0.99        296,496      294,037   (0.84)%
 Legacy III C Share (1.55% Fee Rate)                            1.04       1.03      2,394,379    2,470,850   (0.56)%
 Legacy III C Share (1.65% Fee Rate)                            1.04       1.03     18,443,951   18,976,259   (0.65)%
 Legacy III C Share (1.85% Fee Rate)                            1.00       0.99        358,554      355,541   (0.85)%
 Legacy III C Share (1.90% Fee Rate)                            1.00       0.99          2,806        2,781   (0.90)%
 Legacy III L Share (1.60% Fee Rate)                            1.00       1.00         75,471       75,102   (0.59)%
 Legacy III L Share (1.70% Fee Rate)                            1.00       0.99      1,905,459    1,892,637   (0.70)%
 Legacy III L Share (1.90% Fee Rate)                            1.00       0.99        114,705      113,670   (0.90)%
American Funds Global Discovery                                                                                          0.77%
 Legacy II (1.35% Fee Rate)                                     0.93       0.72      3,227,146    2,319,979  (22.47)%
 Legacy II (1.50% Fee Rate)                                     0.93       0.72        855,648      613,740  (22.59)%

Lincoln National Variable Annuity Account H

                                                             Unit Value Unit Value                                    Investment
                                                             Beginning  End of     Units                    Total     Income
Subaccount                                                   of Period  Period     Outstanding Net Assets   Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------------------
American Funds Global Discovery Class 2                                                                                  0.61%
 Legacy III (1.25% Fee Rate)                                   $0.93      $0.72      1,964,980 $  1,409,260  (22.65)%
 Legacy III (1.40% Fee Rate)                                    0.93       0.72      6,072,212    4,343,692  (22.76)%
 Legacy III (1.60% Fee Rate)                                    1.07       0.82        206,313      169,694  (22.92)%
 Legacy III (1.65% Fee Rate)                                    1.13       0.87          5,878        5,122  (22.96)%
 Shareholder's Advantage (.60% Fee Rate)                        0.93       0.72        162,422      117,616  (22.14)%
 Shareholder's Advantage (.72% Fee Rate)                        0.93       0.72      1,542,362    1,114,909  (22.23)%
 Shareholder's Advantage (.92% Fee Rate)                        1.13       0.88        153,331      134,875  (22.39)%
 Shareholder's Advantage (1.05% Fee Rate)                       1.13       0.88          3,935        3,455  (22.49)%
 Legacy III Plus (1.50% Fee Rate)                               0.93       0.71        172,806      123,478  (22.84)%
 Legacy III Plus (1.60% Fee Rate)                               0.93       0.71        733,139      523,102  (22.92)%
 Legacy III Plus (1.80% Fee Rate)                               1.13       0.87         32,199       28,004  (23.07)%
 Legacy III C Share (1.55% Fee Rate)                            0.93       0.71         91,465       65,301  (22.88)%
 Legacy III C Share (1.65% Fee Rate)                            0.93       0.71        605,510      431,685  (22.96)%
 Legacy III C Share (1.85% Fee Rate)                            1.13       0.87         20,288       17,633  (23.11)%
 Legacy III L Share (1.60% Fee Rate)                            1.13       0.87         63,887       55,707  (22.93)%
 Legacy III L Share (1.70% Fee Rate)                            1.13       0.87        111,569       97,175  (23.00)%
 Legacy III L Share (1.90% Fee Rate)                            1.13       0.87          1,654        1,437  (23.16)%
American Funds Global Growth                                                                                             1.17%
 Legacy II (1.35% Fee Rate)                                     1.56       1.32     83,990,072  110,852,484  (15.61)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.56       1.32        971,159    1,281,764  (15.61)%
 Legacy II (1.50% Fee Rate)                                     1.55       1.31     12,560,290   16,437,005  (15.73)%
 Legacy II (1.75% Fee Rate)                                     1.19       1.00        134,227      134,098  (15.94)%
American Funds Global Growth Class 2                                                                                     0.91%
 Legacy III (1.25% Fee Rate)                                    1.55       1.31     34,172,845   44,784,297  (15.70)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.55       1.31        626,787      821,418  (15.70)%
 Legacy III (1.40% Fee Rate)                                    1.54       1.30    200,748,906  260,686,661  (15.83)%
 Legacy III (1.60% Fee Rate)                                    1.08       0.90      1,319,529    1,192,163  (15.99)%
 Legacy III (1.65% Fee Rate)                                    1.17       0.98      2,671,008    2,613,115  (16.04)%
 Shareholder's Advantage (.60% Fee Rate)                        0.96       0.82      4,581,269    3,742,997  (15.15)%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    0.96       0.82         14,039       11,470  (15.15)%
 Shareholder's Advantage (.72% Fee Rate)                        0.96       0.81     26,741,466   21,764,453  (15.25)%
 Shareholder's Advantage (.92% Fee Rate)                        1.08       0.91        803,032      731,993  (15.42)%
 Shareholder's Advantage (1.05% Fee Rate)                       1.17       0.99         33,661       33,185  (15.53)%
 Legacy III Plus (1.50% Fee Rate)                               0.67       0.56      1,178,515      665,275  (15.91)%
 Legacy III Plus (1.60% Fee Rate)                               0.67       0.56     18,728,303   10,546,115  (15.99)%
 Legacy III Plus (1.80% Fee Rate)                               1.16       0.98        388,611      379,472  (16.16)%
 Legacy III Plus (1.85% Fee Rate)                               1.16       0.98         10,578       10,322  (16.20)%
 Legacy III C Share (1.55% Fee Rate)                            0.67       0.56      1,519,787      856,877  (15.95)%
 Legacy III C Share (1.65% Fee Rate)                            0.67       0.56      7,092,890    3,989,558  (16.04)%
 Legacy III C Share (1.85% Fee Rate)                            1.16       0.98        276,779      270,085  (16.20)%
 Legacy III C Share (1.90% Fee Rate)                            1.16       0.98         30,019       29,275  (16.25)%
 Legacy III L Share (1.60% Fee Rate)                            1.17       0.98        254,778      249,483  (16.00)%
 Legacy III L Share (1.70% Fee Rate)                            1.17       0.98      1,735,656    1,697,386  (16.08)%
 Legacy III L Share (1.90% Fee Rate)                            1.16       0.98        367,179      358,169  (16.26)%
 Legacy III L Share (1.95% Fee Rate)                            1.16       0.97         15,867       15,469  (16.28)%
American Funds Global Small Capitalization                                                                               0.92%
 Legacy II (1.35% Fee Rate)                                     1.37       1.09     70,739,709   77,389,822  (19.92)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.37       1.09        556,826      609,173  (19.92)%
 Legacy II (1.50% Fee Rate)                                     1.36       1.09     12,405,181   13,476,565  (20.04)%
 Legacy II (1.75% Fee Rate)                                     1.31       1.05        104,124      108,846  (20.24)%
American Funds Global Small Capitalization Class 2                                                                       0.72%
 Legacy III (1.25% Fee Rate)                                    1.36       1.09     18,037,158   19,606,878  (20.06)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.36       1.09        477,648      519,215  (20.06)%
 Legacy III (1.40% Fee Rate)                                    1.35       1.08    103,623,783  111,854,649  (20.18)%
 Legacy III (1.60% Fee Rate)                                    1.11       0.89        379,693      336,776  (20.34)%
 Legacy III (1.65% Fee Rate)                                    1.25       1.00      2,223,031    2,212,950  (20.38)%
 Legacy III (1.85% Fee Rate)(2)                                 1.07       1.06          9,131        9,649   (0.95)%
 Shareholder's Advantage (.60% Fee Rate)                        0.94       0.75      2,078,659    1,568,461  (19.54)%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    0.94       0.75         15,669       11,823  (19.54)%
 Shareholder's Advantage (.72% Fee Rate)                        0.94       0.75     11,206,873    8,423,635  (19.63)%
 Shareholder's Advantage (.92% Fee Rate)                        1.21       0.97        217,099      211,198  (19.79)%
 Shareholder's Advantage (1.05% Fee Rate)                       1.25       1.00         15,336       15,384  (19.90)%
 Legacy III Plus (1.50% Fee Rate)                               0.71       0.56        595,382      336,244  (20.26)%
 Legacy III Plus (1.60% Fee Rate)                               0.71       0.56      8,992,887    5,066,047  (20.34)%
 Legacy III Plus (1.80% Fee Rate)                               1.11       0.88        956,707      846,348  (20.50)%
 Legacy III Plus (1.85% Fee Rate)                               1.25       0.99          9,594        9,525  (20.54)%
 Legacy III C Share (1.55% Fee Rate)                            0.71       0.56      1,197,621      675,516  (20.30)%
 Legacy III C Share (1.65% Fee Rate)                            0.71       0.56      4,087,772    2,300,002  (20.38)%
 Legacy III C Share (1.85% Fee Rate)                            1.25       0.99         72,171       71,661  (20.54)%
 Legacy III C Share (1.90% Fee Rate)                            1.25       0.99          4,026        3,994  (20.58)%
 Legacy III L Share (1.60% Fee Rate)                            1.25       1.00         90,828       90,498  (20.35)%
 Legacy III L Share (1.70% Fee Rate)                            1.25       1.00        707,754      704,356  (20.42)%
 Legacy III L Share (1.90% Fee Rate)                            1.25       0.99        178,394      177,069  (20.58)%

Lincoln National Variable Annuity Account H

                                                   Unit Value Unit Value                                        Investment
                                                   Beginning  End of     Units                        Total     Income
Subaccount                                         of Period  Period     Outstanding   Net Assets     Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth                                                                                              0.19%
  Legacy II (1.35% Fee Rate)                         $5.12      $3.82      617,910,914 $2,362,779,629  (25.29)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      5.12       3.82        3,850,341     14,723,006  (25.29)%
  Legacy II (1.50% Fee Rate)                          5.08       3.79       94,956,776    360,037,694  (25.40)%
  Legacy II (1.75% Fee Rate)                          1.18       0.88        3,359,496      2,946,359  (25.59)%
American Funds Growth Class 2                                                                                      0.03%
  Legacy III (1.25% Fee Rate)                         2.17       1.62       83,579,456    135,464,220  (25.39)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     2.17       1.62        1,535,837      2,489,260  (25.39)%
  Legacy III (1.40% Fee Rate)                         2.16       1.61      572,587,111    920,199,562  (25.51)%
  Legacy III (1.60% Fee Rate)                         1.08       0.80        7,618,372      6,128,267  (25.65)%
  Legacy III (1.65% Fee Rate)                         1.18       0.88        1,341,833      1,174,337  (25.69)%
  Legacy III (1.85% Fee Rate)(2)                      1.08       1.06            8,822          9,373   (1.65)%
  Shareholder's Advantage (.60% Fee Rate)             1.11       0.83       12,307,945     10,252,683  (24.91)%
  Shareholder's Advantage -- Annuity Reserves
   (.60% Fee Rate)                                    1.11       0.83           25,425         21,180  (24.91)%
  Shareholder's Advantage (.72% Fee Rate)             1.11       0.83       91,718,263     76,103,167  (25.00)%
  Shareholder's Advantage (.92% Fee Rate)             1.08       0.81        2,466,398      2,001,719  (25.15)%
  Shareholder's Advantage (1.05% Fee Rate)            1.18       0.88          243,353        214,630  (25.24)%
  Legacy III Plus (1.50% Fee Rate)                    0.72       0.54        7,556,797      4,071,648  (25.58)%
  Legacy III Plus (1.60% Fee Rate)                    0.72       0.54       71,706,287     38,537,636  (25.65)%
  Legacy III Plus (1.80% Fee Rate)                    1.08       0.80        2,655,983      2,130,884  (25.80)%
  Legacy III Plus (1.85% Fee Rate)                    1.23       0.91          295,207        269,449  (25.84)%
  Legacy III C Share (1.55% Fee Rate)                 0.72       0.54        2,914,426      1,568,480  (25.62)%
  Legacy III C Share (1.65% Fee Rate)                 0.72       0.54       23,573,862     12,653,994  (25.69)%
  Legacy III C Share (1.85% Fee Rate)                 1.23       0.91          481,507        439,467  (25.84)%
  Legacy III C Share (1.90% Fee Rate)                 1.23       0.91          363,952        331,964  (25.88)%
  Legacy III L Share (1.60% Fee Rate)                 1.23       0.92          677,950        620,891  (25.65)%
  Legacy III L Share (1.70% Fee Rate)                 1.23       0.91        6,301,614      5,763,551  (25.73)%
  Legacy III L Share (1.90% Fee Rate)                 1.23       0.91          737,012        672,361  (25.88)%
American Funds Growth-Income                                                                                       1.01%
  Legacy II (1.35% Fee Rate)                          3.79       3.06      920,775,302  2,820,225,317  (19.24)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      3.79       3.06        5,059,074     15,495,343  (19.24)%
  Legacy II (1.50% Fee Rate)                          3.77       3.04      149,275,754    453,344,954  (19.37)%
  Legacy II (1.75% Fee Rate)                          1.11       0.89        4,450,938      3,966,199  (19.57)%
American Funds Growth-Income Class 2                                                                               0.96%
  Legacy III (1.25% Fee Rate)                         1.64       1.32      173,685,390    229,942,556  (19.36)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     1.64       1.32        3,123,059      4,134,625  (19.36)%
  Legacy III (1.40% Fee Rate)                         1.63       1.31    1,002,839,654  1,316,425,165  (19.48)%
  Legacy III (1.60% Fee Rate)                         1.05       0.85       11,534,529      9,764,820  (19.64)%
  Legacy III (1.65% Fee Rate)                         1.11       0.89        6,128,061      5,450,954  (19.68)%
  Legacy III (1.85% Fee Rate)(1)                      1.13       1.09           72,173         78,452   (3.43)%
  Shareholder's Advantage (.60% Fee Rate)             1.20       0.97       18,886,564     18,323,185  (18.83)%
  Shareholder's Advantage -- Annuity Reserves
   (.60% Fee Rate)                                    1.20       0.97          142,399        138,151  (18.83)%
  Shareholder's Advantage (.72% Fee Rate)             1.19       0.97      134,657,785    130,138,779  (18.93)%
  Shareholder's Advantage (.92% Fee Rate)             1.06       0.85        3,894,809      3,326,683  (19.09)%
  Shareholder's Advantage (1.05% Fee Rate)            1.11       0.90        1,771,213      1,587,780  (19.20)%
  Legacy III Plus (1.50% Fee Rate)                    1.06       0.85        7,962,476      6,758,546  (19.56)%
  Legacy III Plus (1.60% Fee Rate)                    1.05       0.85       67,640,843     57,264,353  (19.64)%
  Legacy III Plus (1.80% Fee Rate)                    1.05       0.84        3,442,957      2,907,069  (19.80)%
  Legacy III Plus (1.85% Fee Rate)                    1.13       0.91          678,515        615,022  (19.85)%
  Legacy III C Share (1.55% Fee Rate)                 1.05       0.85        2,689,766      2,280,279  (19.60)%
  Legacy III C Share (1.65% Fee Rate)                 1.05       0.85       23,483,570     19,857,011  (19.68)%
  Legacy III C Share (1.85% Fee Rate)                 1.13       0.91          946,774        858,275  (19.84)%
  Legacy III C Share (1.90% Fee Rate)                 1.13       0.91        1,272,836      1,153,247  (19.87)%
  Legacy III L Share (1.60% Fee Rate)                 1.13       0.91        1,711,868      1,556,775  (19.64)%
  Legacy III L Share (1.70% Fee Rate)                 1.13       0.91        9,877,276      8,971,311  (19.72)%
  Legacy III L Share (1.90% Fee Rate)                 1.13       0.91        1,449,914      1,313,637  (19.88)%
  Legacy III L Share (1.95% Fee Rate)                 1.13       0.91           62,473         56,561  (19.92)%
American Funds High-Income Bond                                                                                    9.97%
  Legacy II (1.35% Fee Rate)                          2.37       2.31      110,608,026    255,232,140   (2.83)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      2.37       2.31          739,866      1,707,269   (2.83)%
  Legacy II (1.50% Fee Rate)                          2.36       2.29       13,273,419     30,369,737   (2.98)%
  Legacy II (1.75% Fee Rate)                          1.05       1.01          241,019        243,882   (3.22)%

Lincoln National Variable Annuity Account H

                                                             Unit Value Unit Value                                    Investment
                                                             Beginning  End of     Units                    Total     Income
Subaccount                                                   of Period  Period     Outstanding Net Assets   Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------------------
American Funds High-Income Bond Class 2                                                                                  9.82%
 Legacy III (1.25% Fee Rate)                                   $1.15      $1.11     23,599,055 $ 26,291,679   (3.05)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.15       1.11        435,458      485,143   (3.05)%
 Legacy III (1.40% Fee Rate)                                    1.14       1.10    109,024,284  120,437,026   (3.19)%
 Legacy III (1.60% Fee Rate)                                    1.02       0.98        823,090      809,237   (3.39)%
 Legacy III (1.65% Fee Rate)                                    1.05       1.01        474,906      480,635   (3.44)%
 Shareholder's Advantage (.60% Fee Rate)                        1.08       1.05      2,182,188    2,294,271   (2.42)%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    1.08       1.05         28,398       29,856   (2.42)%
 Shareholder's Advantage (.72% Fee Rate)                        1.07       1.05     11,878,697   12,440,879   (2.53)%
 Shareholder's Advantage (.92% Fee Rate)                        1.02       0.99        328,619      325,989   (2.73)%
 Shareholder's Advantage (1.05% Fee Rate)                       1.05       1.02         29,099       29,673   (2.85)%
 Legacy III Plus (1.50% Fee Rate)                               1.01       0.98        927,254      904,491   (3.29)%
 Legacy III Plus (1.60% Fee Rate)                               1.01       0.97      6,496,248    6,320,060   (3.39)%
 Legacy III Plus (1.80% Fee Rate)                               1.05       1.01        689,397      696,369   (3.58)%
 Legacy III Plus (1.85% Fee Rate)                               1.05       1.01         39,285       39,668   (3.60)%
 Legacy III C Share (1.55% Fee Rate)                            1.01       0.97        525,007      511,481   (3.34)%
 Legacy III C Share (1.65% Fee Rate)                            1.01       0.97      3,259,359    3,167,066   (3.44)%
 Legacy III C Share (1.85% Fee Rate)                            1.05       1.01         87,509       88,364   (3.61)%
 Legacy III C Share (1.90% Fee Rate)                            1.05       1.01        621,672      627,083   (3.68)%
 Legacy III L Share (1.60% Fee Rate)                            1.05       1.01        223,779      226,608   (3.41)%
 Legacy III L Share (1.70% Fee Rate)                            1.05       1.01      1,621,746    1,640,225   (3.48)%
 Legacy III L Share (1.90% Fee Rate)                            1.05       1.01         88,698       89,495   (3.68)%
 Legacy III L Share (1.95% Fee Rate)                            1.05       1.01         17,279       17,422   (3.73)%
American Funds International                                                                                             1.65%
 Legacy II (1.35% Fee Rate)                                     2.40       2.02    488,951,659  989,190,830  (15.72)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 2.40       2.02      3,801,518    7,690,795  (15.72)%
 Legacy II (1.50% Fee Rate)                                     2.38       2.01     66,712,204  133,811,504  (15.85)%
 Legacy II (1.75% Fee Rate)                                     1.08       0.91        766,545      697,713  (16.06)%
American Funds International Class 2                                                                                     1.31%
 Legacy III (1.25% Fee Rate)                                    1.30       1.09     35,816,641   39,016,902  (15.90)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.30       1.09        604,196      658,181  (15.90)%
 Legacy III (1.40% Fee Rate)                                    1.29       1.08    234,394,818  253,173,842  (16.03)%
 Legacy III (1.60% Fee Rate)                                    1.02       0.86      1,563,930    1,340,037  (16.20)%
 Legacy III (1.65% Fee Rate)                                    1.08       0.91      2,746,707    2,494,279  (16.24)%
 Shareholder's Advantage (.60% Fee Rate)                        0.87       0.74      5,461,554    4,015,517  (15.35)%
 Shareholder's Advantage (.72% Fee Rate)                        0.87       0.73     26,699,424   19,555,150  (15.45)%
 Shareholder's Advantage (.92% Fee Rate)                        1.02       0.86        294,222      254,355  (15.62)%
 Shareholder's Advantage (1.05% Fee Rate)                       1.09       0.91         32,588       29,818  (15.73)%
 Legacy III Plus (1.50% Fee Rate)                               0.62       0.52      1,216,277      630,889  (16.11)%
 Legacy III Plus (1.60% Fee Rate)                               0.62       0.52     18,437,162    9,540,471  (16.20)%
 Legacy III Plus (1.80% Fee Rate)                               1.08       0.91        970,419      879,609  (16.36)%
 Legacy III Plus (1.85% Fee Rate)                               1.08       0.91         44,351       40,168  (16.41)%
 Legacy III C Share (1.55% Fee Rate)                            0.62       0.52      1,962,568    1,016,782  (16.15)%
 Legacy III C Share (1.65% Fee Rate)                            0.62       0.52      9,638,977    4,981,606  (16.24)%
 Legacy III C Share (1.85% Fee Rate)                            1.08       0.91         90,588       82,061  (16.41)%
 Legacy III C Share (1.90% Fee Rate)                            1.08       0.91        371,000      335,818  (16.45)%
 Legacy III L Share (1.60% Fee Rate)                            1.08       0.91        195,162      177,350  (16.19)%
 Legacy III L Share (1.70% Fee Rate)                            1.08       0.91      1,997,529    1,812,861  (16.28)%
 Legacy III L Share (1.90% Fee Rate)                            1.08       0.91        268,828      243,379  (16.45)%
American Funds New World                                                                                                 2.00%
 Legacy II (1.35% Fee Rate)                                     0.96       0.90     30,484,675   27,363,121   (6.71)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 0.96       0.90        106,791       95,856   (6.71)%
 Legacy II (1.50% Fee Rate)                                     0.96       0.89      4,703,537    4,199,437   (6.85)%
 Legacy II (1.75% Fee Rate)                                     1.12       1.04         36,666       38,002   (7.09)%

Lincoln National Variable Annuity Account H

                                                             Unit Value Unit Value                                    Investment
                                                             Beginning  End of     Units                    Total     Income
Subaccount                                                   of Period  Period     Outstanding Net Assets   Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------------------
American Funds New World Class 2                                                                                         1.72%
 Legacy III (1.25% Fee Rate)                                   $0.96      $0.89     11,003,066 $  9,827,391   (6.84)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                0.96       0.89        226,277      202,099   (6.84)%
 Legacy III (1.40% Fee Rate)                                    0.96       0.89     65,552,631   58,236,409   (6.98)%
 Legacy III (1.60% Fee Rate)                                    1.04       0.97        224,213      217,054   (7.16)%
 Legacy III (1.65% Fee Rate)                                    1.12       1.04      3,252,216    3,381,084   (7.21)%
 Shareholder's Advantage (.60% Fee Rate)                        1.02       0.96      1,514,900    1,453,739   (6.23)%
 Shareholder's Advantage (.72% Fee Rate)                        1.02       0.96      7,240,470    6,921,375   (6.34)%
 Shareholder's Advantage (.92% Fee Rate)                        1.12       1.05        156,741      164,486   (6.53)%
 Shareholder's Advantage (1.05% Fee Rate)                       1.12       1.05          1,361        1,426   (6.62)%
 Legacy III Plus (1.50% Fee Rate)                               0.84       0.78        338,635      263,798   (7.07)%
 Legacy III Plus (1.60% Fee Rate)                               0.84       0.78      4,342,113    3,373,967   (7.16)%
 Legacy III Plus (1.80% Fee Rate)                               1.12       1.04        111,145      115,327   (7.35)%
 Legacy III C Share (1.55% Fee Rate)                            0.84       0.78        718,334      558,869   (7.12)%
 Legacy III C Share (1.65% Fee Rate)                            0.84       0.78      1,216,948      944,452   (7.21)%
 Legacy III C Share (1.85% Fee Rate)                            1.12       1.04         93,617       97,074   (7.40)%
 Legacy III C Share (1.90% Fee Rate)                            1.12       1.04          8,317        8,619   (7.44)%
 Legacy III L Share (1.60% Fee Rate)                            1.12       1.04        107,428      111,798   (7.16)%
 Legacy III L Share (1.70% Fee Rate)                            1.12       1.04        293,556      305,084   (7.25)%
 Legacy III L Share (1.90% Fee Rate)                            1.12       1.04          7,156        7,419   (7.43)%
American Funds U.S. Government/AAA-Rated Securities                                                                      4.14%
 Legacy II (1.35% Fee Rate)                                     2.07       2.24    171,181,229  383,112,273    7.99%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 2.07       2.24        786,451    1,760,117    7.99%
 Legacy II (1.50% Fee Rate)                                     2.06       2.22     26,951,665   59,808,593    7.83%
 Legacy II (1.75% Fee Rate)                                     1.00       1.07        333,215      357,501    7.56%
American Funds U.S. Government/AAA-Rated Securities Class 2                                                              3.94%
 Legacy III (1.25% Fee Rate)                                    1.30       1.40     28,057,669   39,180,023    7.79%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.30       1.40      1,232,984    1,721,751    7.79%
 Legacy III (1.40% Fee Rate)                                    1.29       1.38    129,937,678  179,909,439    7.63%
 Legacy III -- Annuity Reserves (1.40% Fee Rate)                1.29       1.38        810,827    1,122,657    7.63%
 Legacy III (1.60% Fee Rate)                                    1.01       1.08      1,285,149    1,387,392    7.42%
 Legacy III (1.65% Fee Rate)                                    1.00       1.07      1,119,094    1,197,884    7.36%
 Legacy III (1.85% Fee Rate)(1)                                 1.00       1.01         65,107       65,650    0.94%
 Shareholder's Advantage (.60% Fee Rate)                        1.18       1.28      2,556,638    3,279,182    8.50%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    1.18       1.28         50,038       64,180    8.50%
 Shareholder's Advantage (.72% Fee Rate)                        1.18       1.28     12,056,783   15,408,399    8.37%
 Shareholder's Advantage (.92% Fee Rate)                        1.00       1.08        310,743      336,613    8.15%
 Shareholder's Advantage (1.05% Fee Rate)                       1.00       1.08         39,235       42,313    8.00%
 Legacy III Plus (1.50% Fee Rate)                               1.12       1.20      1,241,670    1,494,309    7.52%
 Legacy III Plus (1.60% Fee Rate)                               1.12       1.20     15,079,568   18,099,829    7.42%
 Legacy III Plus (1.80% Fee Rate)                               1.00       1.08      2,423,462    2,610,193    7.20%
 Legacy III Plus (1.85% Fee Rate)                               1.00       1.07      1,365,059    1,457,671    7.15%
 Legacy III C Share (1.55% Fee Rate)                            1.12       1.20      1,026,697    1,234,089    7.47%
 Legacy III C Share (1.65% Fee Rate)                            1.12       1.20      5,052,488    6,055,908    7.36%
 Legacy III C Share (1.85% Fee Rate)                            1.00       1.07         18,878       20,162    7.17%
 Legacy III C Share (1.90% Fee Rate)                            1.00       1.07        110,795      118,247    7.11%
 Legacy III L Share (1.60% Fee Rate)                            1.00       1.07      1,017,399    1,090,142    7.42%
 Legacy III L Share (1.70% Fee Rate)                            1.00       1.07      1,303,392    1,394,150    7.31%
 Legacy III L Share (1.90% Fee Rate)                            1.00       1.07        151,237      161,393    7.10%

(1) Reflects less than a full year of activity. Funds were first received in this option on 12/6/2002.
(2) Reflects less than a full year of activity. Funds were first received in this option on 12/13/2002.
(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account H

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                             Unit Value Unit Value                                    Investment
                                                             Beginning  End of     Units                    Total     Income
Subaccount                                                   of Period  Period     Outstanding Net Assets   Return(8) Ratio(9)
--------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                                                                                          3.76%
 Legacy II (1.35% Fee Rate)                                    $2.91      $2.90    283,411,528 $821,052,999   (0.58)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 2.91       2.90      2,080,014    6,025,874   (0.58)%
 Legacy II (1.50% Fee Rate)                                     2.90       2.88     40,442,420  116,345,636   (0.73)%
 Legacy II (1.60% Fee Rate)(5)                                  1.00       1.07          1,000        1,074    7.43%
 Legacy II (1.75% Fee Rate)(3)                                  1.00       1.06        315,110      334,338    6.10%
American Funds Asset Allocation Class 2                                                                                  3.59%
 Legacy III (1.25% Fee Rate)                                    1.38       1.37     62,447,250   85,843,615   (0.73)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.38       1.37        940,307    1,292,600   (0.73)%
 Legacy III (1.40% Fee Rate)                                    1.38       1.37    278,410,120  380,051,774   (0.88)%
 Legacy III (1.50% Fee Rate)(7)                                 1.00       1.05          1,000        1,049    4.90%
 Legacy III (1.60% Fee Rate)(2)                                 1.00       1.02        827,214      842,700    1.87%
 Legacy III (1.65% Fee Rate)(5)                                 1.00       1.07      4,919,228    5,281,810    7.37%
 Shareholder's Advantage (.60% Fee Rate)                        1.11       1.11      5,017,059    5,562,992   (0.09)%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    1.11       1.11         97,162      107,734   (0.09)%
 Shareholder's Advantage (.72% Fee Rate)                        1.11       1.11     23,993,302   26,534,348   (0.21)%
 Shareholder's Advantage (.92% Fee Rate)(2)                     1.00       1.02        177,498      181,193    2.08%
 Shareholder's Advantage (1.05% Fee Rate)(3)                    1.00       1.06         70,374       74,780    6.26%
 Legacy III Plus (1.50% Fee Rate)                               1.05       1.04        899,349      937,032   (0.98)%
 Legacy III Plus (1.60% Fee Rate)                               1.05       1.04     10,073,879   10,478,760   (1.08)%
 Legacy III Plus (1.70% Fee Rate)(7)                            1.00       1.05          1,030        1,080    4.83%
 Legacy III Plus (1.80% Fee Rate)(5)                            1.00       1.07          6,088        6,534    7.33%
 Legacy III Plus (1.85% Fee Rate)(5)                            1.00       1.07          1,030        1,105    7.31%
 Legacy III C Share (1.55% Fee Rate)                            1.05       1.04        866,940      902,778   (1.03)%
 Legacy III C Share (1.65% Fee Rate)                            1.05       1.04      6,190,358    6,434,984   (1.13)%
 Legacy III C Share (1.85% Fee Rate)(5)                         1.00       1.07         59,229       63,567    7.32%
 Legacy III C Share (1.90% Fee Rate)(5)                         1.00       1.07          1,000        1,073    7.30%
 Legacy III L Share (1.60% Fee Rate)(5)                         1.00       1.07         49,245       52,880    7.38%
 Legacy III L Share (1.70% Fee Rate)(5)                         1.00       1.07        360,786      387,333    7.36%
 Legacy III L Share (1.90% Fee Rate)(5)                         1.00       1.07          2,958        3,174    7.31%
 Legacy III L Share (1.95% Fee Rate)(5)                         1.00       1.07          1,000        1,073    7.28%
American Funds Blue Chip Income & Growth                                                                                 0.91%
 Legacy II (1.35% Fee Rate)(1)                                  1.00       0.94     32,033,279   30,155,617   (5.86)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)(1)              1.00       0.94         85,762       80,735   (5.86)%
 Legacy II (1.50% Fee Rate)(1)                                  1.00       0.94      6,350,007    5,973,330   (5.93)%
 Legacy II (1.60% Fee Rate)(5)                                  1.00       1.09          1,000        1,091    9.07%
 Legacy II (1.75% Fee Rate)(3)                                  1.00       1.07         43,574       46,428    6.55%
American Funds Blue Chip Income & Growth Class 2                                                                         0.98%
 Legacy III (1.25% Fee Rate)(1)                                 1.00       0.94      6,737,033    6,335,245   (5.96)%
 Legacy III (1.40% Fee Rate)(1)                                 1.00       0.94     38,593,679   36,258,014   (6.05)%
 Legacy III (1.50% Fee Rate)(7)                                 1.00       1.06          1,000        1,058    5.85%
 Legacy III (1.60% Fee Rate)(2)                                 1.00       1.01        740,274      750,335    1.36%
 Legacy III (1.65% Fee Rate)(5)                                 1.00       1.09        476,381      519,286    9.01%
 Shareholder's Advantage (.60% Fee Rate)(1)                     1.00       0.94        584,090      551,016   (5.66)%
 Shareholder's Advantage (.72% Fee Rate)(1)                     1.00       0.94      7,804,379    7,358,200   (5.72)%
 Shareholder's Advantage (.92% Fee Rate)(2)                     1.00       1.02        118,818      120,678    1.57%
 Shareholder's Advantage (1.05% Fee Rate)(5)                    1.00       1.09         15,802       17,253    9.18%
 Legacy III Plus (1.50% Fee Rate)(1)                            1.00       0.94        190,901      179,298   (6.08)%
 Legacy III Plus (1.60% Fee Rate)(1)                            1.00       0.94      4,805,463    4,510,993   (6.13)%
 Legacy III Plus (1.70% Fee Rate)(7)                            1.00       1.06          1,030        1,090    5.79%
 Legacy III Plus (1.80% Fee Rate)(5)                            1.00       1.09          9,453       10,300    8.96%
 Legacy III Plus (1.85% Fee Rate)(5)                            1.00       1.09          1,030        1,122    8.94%
 Legacy III C Share (1.55% Fee Rate)(1)                         1.00       0.94        341,648      320,805   (6.10)%
 Legacy III C Share (1.65% Fee Rate)(1)                         1.00       0.94      1,067,054    1,001,468   (6.15)%
 Legacy III C Share (1.85% Fee Rate)(5)                         1.00       1.09         55,691       60,679    8.96%
 Legacy III C Share (1.90% Fee Rate)(5)                         1.00       1.09          1,000        1,089    8.93%
 Legacy III L Share (1.60% Fee Rate)(5)                         1.00       1.09          1,000        1,090    9.02%
 Legacy III L Share (1.70% Fee Rate)(5)                         1.00       1.09         68,704       74,884    8.99%
 Legacy III L Share (1.90% Fee Rate)(5)                         1.00       1.09        258,842      282,004    8.95%
 Legacy III L Share (1.95% Fee Rate)(5)                         1.00       1.09          1,000        1,089    8.93%

Lincoln National Variable Annuity Account H

                                                   Unit Value Unit Value                                    Investment
                                                   Beginning  End of     Units                    Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets   Return(8) Ratio(9)
----------------------------------------------------------------------------------------------------------------------
American Funds Bond                                                                                            5.27%
  Legacy II (1.35% Fee Rate)                         $1.23      $1.32    116,322,767 $153,166,627    7.03%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      1.23       1.32        463,727      610,606    7.03%
  Legacy II (1.50% Fee Rate)                          1.22       1.31     18,377,218   24,029,147    6.86%
  Legacy II (1.60% Fee Rate)(5)                       1.00       1.01          1,000        1,012    1.23%
  Legacy II (1.75% Fee Rate)(3)                       1.00       1.01        181,712      183,435    0.95%
American Funds Bond Class 2                                                                                    5.10%
  Legacy III (1.25% Fee Rate)                         1.17       1.25     25,043,393   31,214,938    6.80%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     1.17       1.25        485,222      604,797    6.80%
  Legacy III (1.40% Fee Rate)                         1.16       1.24    108,841,245  134,715,652    6.64%
  Legacy III (1.50% Fee Rate)(7)                      1.00       1.01          1,000        1,011    1.13%
  Legacy III (1.60% Fee Rate)(2)                      1.00       1.00        153,232      153,224   (0.01)%
  Legacy III (1.65% Fee Rate)(5)                      1.00       1.01        228,740      231,227    1.09%
  Shareholder's Advantage (.60% Fee Rate)             1.07       1.15      1,495,771    1,712,731    7.50%
  Shareholder's Advantage (.72% Fee Rate)             1.06       1.14      8,925,131   10,193,025    7.37%
  Shareholder's Advantage (.92% Fee Rate)(2)          1.00       1.00         35,804       35,876    0.20%
  Shareholder's Advantage (1.05% Fee Rate)(5)         1.00       1.01          8,979        9,091    1.25%
  Legacy III Plus (1.50% Fee Rate)                    1.02       1.08        318,308      345,086    6.54%
  Legacy III Plus (1.60% Fee Rate)                    1.02       1.08      4,644,915    5,027,136    6.43%
  Legacy III Plus (1.70% Fee Rate)(7)                 1.00       1.01          1,030        1,041    1.06%
  Legacy III Plus (1.80% Fee Rate)(3)                 1.00       1.01         44,481       44,855    0.84%
  Legacy III Plus (1.85% Fee Rate)(5)                 1.00       1.01          1,030        1,041    1.04%
  Legacy III C Share (1.55% Fee Rate)                 1.02       1.08        361,189      391,282    6.48%
  Legacy III C Share (1.65% Fee Rate)                 1.02       1.08      2,021,041    2,185,903    6.38%
  Legacy III C Share (1.85% Fee Rate)(5)              1.00       1.01          5,764        5,824    1.05%
  Legacy III C Share (1.90% Fee Rate)(5)              1.00       1.01         52,662       53,205    1.03%
  Legacy III L Share (1.60% Fee Rate)(5)              1.00       1.01          1,000        1,011    1.14%
  Legacy III L Share (1.70% Fee Rate)(5)              1.00       1.01          6,385        6,453    1.07%
  Legacy III L Share (1.90% Fee Rate)(5)              1.00       1.01          3,757        3,796    1.03%
  Legacy III L Share (1.95% Fee Rate)(5)              1.00       1.01          1,000        1,010    1.03%
American Funds Cash Management                                                                                 5.59%
  Legacy II (1.35% Fee Rate)                          1.52       1.55    104,256,029  161,652,297    2.27%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      1.52       1.55        425,408      659,608    2.27%
  Legacy II (1.50% Fee Rate)                          1.51       1.54     16,166,387   24,891,367    2.12%
  Legacy II (1.60% Fee Rate)(5)                       1.00       1.00          1,000        1,002    0.19%
  Legacy II (1.75% Fee Rate)(6)                       1.00       1.00        178,282      178,406    0.07%
American Funds Cash Management Class 2                                                                         4.66%
  Legacy III (1.25% Fee Rate)                         1.14       1.17     13,255,787   15,495,419    2.14%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     1.14       1.17        289,949      338,938    2.14%
  Legacy III (1.40% Fee Rate)                         1.14       1.16     53,160,581   61,710,061    1.99%
  Legacy III (1.50% Fee Rate)(7)                      1.00       1.00          1,000        1,001    0.11%
  Legacy III (1.60% Fee Rate)(5)                      1.00       1.00         45,283       45,321    0.08%
  Legacy III (1.65% Fee Rate)(5)                      1.00       1.00        252,902      253,058    0.06%
  Shareholder's Advantage (.60% Fee Rate)             1.06       1.09        785,702      857,143    2.81%
  Shareholder's Advantage (.72% Fee Rate)             1.06       1.09      6,547,721    7,124,862    2.68%
  Shareholder's Advantage (.92% Fee Rate)(5)          1.00       1.00         19,070       19,124    0.28%
  Shareholder's Advantage (1.05% Fee Rate)(5)         1.00       1.00            950          952    0.22%
  Legacy III Plus (1.50% Fee Rate)                    1.02       1.04      6,300,979    6,539,785    1.77%
  Legacy III Plus (1.60% Fee Rate)                    1.02       1.04      4,151,214    4,302,580    1.78%
  Legacy III Plus (1.70% Fee Rate)(7)                 1.00       1.00          1,030        1,030    0.04%
  Legacy III Plus (1.80% Fee Rate)(5)                 1.00       1.00        191,208      191,250    0.02%
  Legacy III Plus (1.85% Fee Rate)(5)                 1.00       1.00          1,030        1,030    0.02%
  Legacy III C Share (1.55% Fee Rate)                 1.02       1.04      7,763,659    8,056,421    1.84%
  Legacy III C Share (1.65% Fee Rate)                 1.02       1.04     20,833,889   21,576,211    1.73%
  Legacy III C Share (1.85% Fee Rate)(5)              1.00       1.00        200,984      201,008    0.01%
  Legacy III C Share (1.90% Fee Rate)(5)              1.00       1.00          1,000        1,000    0.00%
  Legacy III L Share (1.60% Fee Rate)(5)              1.00       1.00          1,000        1,001    0.10%
  Legacy III L Share (1.70% Fee Rate)(5)              1.00       1.00          1,000        1,000    0.03%
  Legacy III L Share (1.90% Fee Rate)(5)              1.00       1.00          1,000        1,000    0.00%
  Legacy III L Share (1.95% Fee Rate)(5)              1.00       1.00          1,000        1,000    0.00%

Lincoln National Variable Annuity Account H

                                                             Unit Value Unit Value                                    Investment
                                                             Beginning  End of     Units                    Total     Income
Subaccount                                                   of Period  Period     Outstanding Net Assets   Return(8) Ratio(9)
--------------------------------------------------------------------------------------------------------------------------------
American Funds Global Discovery                                                                                          0.68%
 Legacy II (1.35% Fee Rate)(1)                                 $1.00      $0.93      1,684,184 $  1,561,667   (7.28)%
 Legacy II (1.50% Fee Rate)(1)                                  1.00       0.93        558,407      517,395   (7.34)%
 Legacy II (1.60% Fee Rate)(5)                                  1.00       1.13          1,000        1,132   13.18%
 Legacy II (1.75% Fee Rate)(6)                                  1.00       1.13          1,000        1,133   13.33%
American Funds Global Discovery Class 2                                                                                  0.59%
 Legacy III (1.25% Fee Rate)(1)                                 1.00       0.93      1,115,998    1,034,649   (7.29)%
 Legacy III (1.40% Fee Rate)(1)                                 1.00       0.93      2,202,346    2,039,848   (7.38)%
 Legacy III (1.50% Fee Rate)(7)                                 1.00       1.09          1,000        1,088    8.76%
 Legacy III (1.60% Fee Rate)(2)                                 1.00       1.07         38,735       41,332    6.70%
 Legacy III (1.65% Fee Rate)(5)                                 1.00       1.13          1,000        1,131   13.10%
 Shareholder's Advantage (.60% Fee Rate)(1)                     1.00       0.93         58,060       53,999   (6.99)%
 Shareholder's Advantage (.72% Fee Rate)(1)                     1.00       0.93        678,023      630,244   (7.05)%
 Shareholder's Advantage (.92% Fee Rate)(5)                     1.00       1.13         34,649       39,271   13.34%
 Shareholder's Advantage (1.05% Fee Rate)(5)                    1.00       1.13            950        1,076   13.29%
 Legacy III Plus (1.50% Fee Rate)(1)                            1.00       0.93         24,583       22,765   (7.40)%
 Legacy III Plus (1.60% Fee Rate)(1)                            1.00       0.93         88,350       81,779   (7.44)%
 Legacy III Plus (1.70% Fee Rate)(7)                            1.00       1.09          1,030        1,120    8.69%
 Legacy III Plus (1.80% Fee Rate)(5)                            1.00       1.13          5,961        6,740   13.06%
 Legacy III Plus (1.85% Fee Rate)(5)                            1.00       1.13          1,030        1,164   13.03%
 Legacy III C Share (1.55% Fee Rate)(1)                         1.00       0.93          1,000          926   (7.42)%
 Legacy III C Share (1.65% Fee Rate)(1)                         1.00       0.93         73,947       68,426   (7.47)%
 Legacy III C Share (1.85% Fee Rate)(5)                         1.00       1.13          3,708        4,191   13.04%
 Legacy III C Share (1.90% Fee Rate)(5)                         1.00       1.13          1,000        1,130   13.02%
 Legacy III L Share (1.60% Fee Rate)(5)                         1.00       1.13          1,000        1,131   13.14%
 Legacy III L Share (1.70% Fee Rate)(5)                         1.00       1.13         16,307       18,445   13.11%
 Legacy III L Share (1.90% Fee Rate)(5)                         1.00       1.13          1,000        1,130   13.05%
 Legacy III L Share (1.95% Fee Rate)(5)                         1.00       1.13          1,000        1,130   13.03%
American Funds Global Growth                                                                                             0.94%
 Legacy II (1.35% Fee Rate)                                     1.84       1.56    102,545,095  160,369,217  (15.14)%
 Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.84       1.56        975,915    1,526,223  (15.14)%
 Legacy II (1.50% Fee Rate)                                     1.83       1.55     14,632,300   22,723,566  (15.27)%
 Legacy II (1.60% Fee Rate)(5)                                  1.00       1.17          1,000        1,167   16.68%
 Legacy II (1.75% Fee Rate)(6)                                  1.00       1.19         55,144       65,540   18.85%
American Funds Global Growth Class 2                                                                                     0.73%
 Legacy III (1.25% Fee Rate)                                    1.84       1.55     37,540,778   58,360,220  (15.29)%
 Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.84       1.55        672,567    1,045,560  (15.29)%
 Legacy III (1.40% Fee Rate)                                    1.82       1.54    209,337,039  322,948,334  (15.41)%
 Legacy III (1.50% Fee Rate)(7)                                 1.00       1.14          1,000        1,138   13.79%
 Legacy III (1.60% Fee Rate)(2)                                 1.00       1.08        338,882      364,466    7.55%
 Legacy III (1.65% Fee Rate)(5)                                 1.00       1.17      2,653,934    3,092,301   16.52%
 Shareholder's Advantage (.60% Fee Rate)                        1.13       0.96      4,266,217    4,107,898  (14.73)%
 Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)    1.13       0.96         32,821       31,603  (14.73)%
 Shareholder's Advantage (.72% Fee Rate)                        1.13       0.96     18,638,162   17,899,068  (14.83)%
 Shareholder's Advantage (.92% Fee Rate)(2)                     1.00       1.08         54,483       58,717    7.77%
 Shareholder's Advantage (1.05% Fee Rate)(5)                    1.00       1.17          7,870        9,185   16.71%
 Legacy III Plus (1.50% Fee Rate)                               0.79       0.67        715,837      480,548  (15.50)%
 Legacy III Plus (1.60% Fee Rate)                               0.79       0.67     12,327,037    8,263,112  (15.58)%
 Legacy III Plus (1.70% Fee Rate)(7)                            1.00       1.14          1,030        1,172   13.74%
 Legacy III Plus (1.80% Fee Rate)(5)                            1.00       1.16        101,078      117,729   16.47%
 Legacy III Plus (1.85% Fee Rate)(5)                            1.00       1.16          1,030        1,199   16.45%
 Legacy III C Share (1.55% Fee Rate)                            0.79       0.67        875,505      587,310  (15.54)%
 Legacy III C Share (1.65% Fee Rate)                            0.79       0.67      4,451,068    2,981,766  (15.62)%
 Legacy III C Share (1.85% Fee Rate)(5)                         1.00       1.16         93,346      108,702   16.45%
 Legacy III C Share (1.90% Fee Rate)(5)                         1.00       1.16         15,942       18,563   16.44%
 Legacy III L Share (1.60% Fee Rate)(5)                         1.00       1.17          1,000        1,166   16.57%
 Legacy III L Share (1.70% Fee Rate)(5)                         1.00       1.17         28,064       32,704   16.53%
 Legacy III L Share (1.90% Fee Rate)(5)                         1.00       1.16        168,650      196,445   16.48%
 Legacy III L Share (1.95% Fee Rate)(5)                         1.00       1.16          1,000        1,165   16.46%

Lincoln National Variable Annuity Account H

                                                   Unit Value Unit Value                                      Investment
                                                   Beginning  End of     Units                      Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets     Return(8) Ratio(9)
------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Cap                                                                                  1.07%
  Legacy II (1.35% Fee Rate)                         $1.58      $1.37     80,229,288 $  109,606,566  (13.80)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      1.58       1.37        523,478        715,158  (13.80)%
  Legacy II (1.50% Fee Rate)                          1.58       1.36     13,519,635     18,368,612  (13.93)%
  Legacy II (1.60% Fee Rate)(5)                       1.00       1.25          1,000          1,251   25.07%
  Legacy II (1.75% Fee Rate)(6)                       1.00       1.31         35,232         46,177   31.06%
American Funds Global Small Cap Class 2                                                                          0.89%
  Legacy III (1.25% Fee Rate)                         1.58       1.36     19,306,368     26,252,310  (13.94)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     1.58       1.36        473,244        643,506  (13.94)%
  Legacy III (1.40% Fee Rate)                         1.57       1.35    103,655,612    140,173,991  (14.07)%
  Legacy III (1.50% Fee Rate)(7)                      1.00       1.22          1,000          1,216   21.61%
  Legacy III (1.60% Fee Rate)(2)                      1.00       1.11         90,431        100,688   11.34%
  Legacy III (1.65% Fee Rate)(5)                      1.00       1.25      2,217,782      2,772,758   25.02%
  Shareholder's Advantage (.60% Fee Rate)             1.08       0.94      1,791,587      1,680,077  (13.37)%
  Shareholder's Advantage -- Annuity Reserves
   (.60% Fee Rate)                                    1.08       0.94         16,628         15,593  (13.37)%
  Shareholder's Advantage (.72% Fee Rate)             1.08       0.94      9,946,350      9,302,538  (13.48)%
  Shareholder's Advantage (.92% Fee Rate)(3)          1.00       1.21         15,117         18,336   21.29%
  Shareholder's Advantage (1.05% Fee Rate)(5)         1.00       1.25          7,460          9,343   25.23%
  Legacy III Plus (1.50% Fee Rate)                    0.82       0.71        363,775        257,636  (14.15)%
  Legacy III Plus (1.60% Fee Rate)                    0.82       0.71      6,493,793      4,592,171  (14.24)%
  Legacy III Plus (1.70% Fee Rate)(7)                 1.00       1.22          1,030          1,252   21.56%
  Legacy III Plus (1.80% Fee Rate)(2)                 1.00       1.11        108,773        121,035   11.27%
  Legacy III Plus (1.85% Fee Rate)(5)                 1.00       1.25          1,030          1,287   24.95%
  Legacy III C Share (1.55% Fee Rate)                 0.82       0.71        455,585        322,417  (14.19)%
  Legacy III C Share (1.65% Fee Rate)                 0.82       0.71      2,155,252      1,523,023  (14.28)%
  Legacy III C Share (1.85% Fee Rate)(5)              1.00       1.25          7,854          9,814   24.96%
  Legacy III C Share (1.90% Fee Rate)(5)              1.00       1.25          1,000          1,249   24.94%
  Legacy III L Share (1.60% Fee Rate)(5)              1.00       1.25          1,000          1,251   25.09%
  Legacy III L Share (1.70% Fee Rate)(5)              1.00       1.25         53,793         67,270   25.05%
  Legacy III L Share (1.90% Fee Rate)(5)              1.00       1.25        105,159        131,419   24.97%
  Legacy III L Share (1.95% Fee Rate)(5)              1.00       1.25          1,000          1,250   24.95%
American Funds Growth                                                                                            0.65%
  Legacy II (1.35% Fee Rate)                          6.32       5.12    763,415,188  3,907,132,588  (19.04)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      6.32       5.12      4,564,064     23,358,724  (19.04)%
  Legacy II (1.50% Fee Rate)                          6.29       5.08    111,987,054    569,170,598  (19.16)%
  Legacy II (1.60% Fee Rate)(5)                       1.00       1.23          1,000          1,233   23.26%
  Legacy II (1.75% Fee Rate)(3)                       1.00       1.18      2,087,697      2,460,477   17.86%
American Funds Growth Class 2                                                                                    0.48%
  Legacy III (1.25% Fee Rate)                         2.69       2.17     90,487,522    196,579,500  (19.17)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     2.69       2.17      1,721,906      3,740,751  (19.17)%
  Legacy III (1.40% Fee Rate)                         2.67       2.16    590,374,843  1,273,635,840  (19.29)%
  Legacy III (1.50% Fee Rate)(7)                      1.00       1.16          1,000          1,163   16.27%
  Legacy III (1.60% Fee Rate)(2)                      1.00       1.08      2,937,624      3,178,475    8.20%
  Legacy III (1.65% Fee Rate)(3)                      1.00       1.18        434,098        511,266   17.78%
  Shareholder's Advantage (.60% Fee Rate)             1.36       1.11      9,697,171     10,757,056  (18.64)%
  Shareholder's Advantage -- Annuity Reserves
   (.60% Fee Rate)                                    1.36       1.11         42,726         47,396  (18.64)%
  Shareholder's Advantage (.72% Fee Rate)             1.36       1.11     60,046,448     66,428,229  (18.74)%
  Shareholder's Advantage (.92% Fee Rate)(2)          1.00       1.08        209,709        227,377    8.42%
  Shareholder's Advantage (1.05% Fee Rate)(3)         1.00       1.18        159,665        188,373   17.98%
  Legacy III Plus (1.50% Fee Rate)                    0.90       0.72      3,814,823      2,761,970  (19.37)%
  Legacy III Plus (1.60% Fee Rate)                    0.90       0.72     50,810,510     36,730,637  (19.45)%
  Legacy III Plus (1.70% Fee Rate)(7)                 1.00       1.16          1,030          1,197   16.20%
  Legacy III Plus (1.80% Fee Rate)(2)                 1.00       1.08        593,942        642,237    8.13%
  Legacy III Plus (1.85% Fee Rate)(5)                 1.00       1.23          1,030          1,268   23.08%
  Legacy III C Share (1.55% Fee Rate)                 0.90       0.72      1,677,940      1,214,037  (19.41)%
  Legacy III C Share (1.65% Fee Rate)                 0.90       0.72     13,237,507      9,562,419  (19.49)%
  Legacy III C Share (1.85% Fee Rate)(5)              1.00       1.23         44,061         54,227   23.07%
  Legacy III C Share (1.90% Fee Rate)(5)              1.00       1.23          1,000          1,231   23.06%
  Legacy III L Share (1.60% Fee Rate)(5)              1.00       1.23         48,099         59,251   23.19%
  Legacy III L Share (1.70% Fee Rate)(5)              1.00       1.23        364,740        449,163   23.15%
  Legacy III L Share (1.90% Fee Rate)(5)              1.00       1.23        194,544        239,441   23.08%
  Legacy III L Share (1.95% Fee Rate)(5)              1.00       1.23          1,000          1,231   23.06%

Lincoln National Variable Annuity Account H

                                                   Unit Value Unit Value                                        Investment
                                                   Beginning  End of     Units                        Total     Income
Subaccount                                         of Period  Period     Outstanding   Net Assets     Return(8) Ratio(9)
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income                                                                                       2.06%
  Legacy II (1.35% Fee Rate)                         $3.74      $3.79    1,092,609,366 $4,144,025,038    1.40%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      3.74       3.79        5,842,230     22,158,283    1.40%
  Legacy II (1.50% Fee Rate)                          3.72       3.77      169,048,479    636,693,521    1.24%
  Legacy II (1.60% Fee Rate)(5)                       1.00       1.13            1,000          1,132   13.22%
  Legacy II (1.75% Fee Rate)(3)                       1.00       1.11        1,892,798      2,096,978   10.79%
American Funds Growth-Income Class 2                                                                               1.91%
  Legacy III (1.25% Fee Rate)                         1.62       1.64      174,961,194    287,236,150    1.28%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     1.62       1.64        3,106,935      5,100,697    1.28%
  Legacy III (1.40% Fee Rate)                         1.61       1.63      976,132,697  1,591,355,062    1.13%
  Legacy III (1.50% Fee Rate)(7)                      1.00       1.09            1,000          1,091    9.11%
  Legacy III (1.60% Fee Rate)(2)                      1.00       1.05        3,604,920      3,797,723    5.35%
  Legacy III (1.65% Fee Rate)(3)                      1.00       1.11        1,886,557      2,089,351   10.75%
  Shareholder's Advantage (.60% Fee Rate)             1.17       1.20       13,024,204     15,567,314    1.94%
  Shareholder's Advantage -- Annuity Reserves
   (.60% Fee Rate)                                    1.17       1.20          110,331        131,875    1.94%
  Shareholder's Advantage (.72% Fee Rate)             1.17       1.19       83,511,382     99,553,654    1.82%
  Shareholder's Advantage (.92% Fee Rate)(2)          1.00       1.06          478,484        505,125    5.57%
  Shareholder's Advantage (1.05% Fee Rate)(3)         1.00       1.11          264,138        293,036   10.94%
  Legacy III Plus (1.50% Fee Rate)                    1.04       1.06        4,270,653      4,506,380    1.03%
  Legacy III Plus (1.60% Fee Rate)                    1.04       1.05       41,779,312     44,014,920    0.93%
  Legacy III Plus (1.70% Fee Rate)(7)                 1.00       1.09            1,030          1,123    9.05%
  Legacy III Plus (1.80% Fee Rate)(2)                 1.00       1.05          561,891        591,574    5.28%
  Legacy III Plus (1.85% Fee Rate)(5)                 1.00       1.13            1,030          1,165   13.09%
  Legacy III C Share (1.55% Fee Rate)                 1.04       1.05        1,367,781      1,442,235    0.98%
  Legacy III C Share (1.65% Fee Rate)                 1.04       1.05       11,754,267     12,374,452    0.88%
  Legacy III C Share (1.85% Fee Rate)(5)              1.00       1.13          117,697        133,104   13.09%
  Legacy III C Share (1.90% Fee Rate)(5)              1.00       1.13           47,161         53,326   13.07%
  Legacy III L Share (1.60% Fee Rate)(5)              1.00       1.13           81,941         92,729   13.17%
  Legacy III L Share (1.70% Fee Rate)(5)              1.00       1.13          583,813        660,525   13.14%
  Legacy III L Share (1.90% Fee Rate)(5)              1.00       1.13          641,710        725,670   13.08%
  Legacy III L Share (1.95% Fee Rate)(5)              1.00       1.13            1,000          1,131   13.06%
American Funds High-Income Bond                                                                                   10.89%
  Legacy II (1.35% Fee Rate)                          2.23       2.37      130,948,784    310,984,781    6.57%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      2.23       2.37          869,450      2,064,820    6.57%
  Legacy II (1.50% Fee Rate)                          2.22       2.36       14,672,568     34,602,293    6.41%
  Legacy II (1.60% Fee Rate)(5)                       1.00       1.05            1,000          1,049    4.90%
  Legacy II (1.75% Fee Rate)(3)                       1.00       1.05          203,898        213,190    4.56%
American Funds High-Income Bond Class 2                                                                           10.82%
  Legacy III (1.25% Fee Rate)                         1.08       1.15       21,556,717     24,771,462    6.39%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     1.08       1.15          373,417        429,105    6.39%
  Legacy III (1.40% Fee Rate)                         1.07       1.14       98,938,908    112,901,914    6.23%
  Legacy III (1.50% Fee Rate)(7)                      1.00       1.06            1,000          1,059    5.90%
  Legacy III (1.60% Fee Rate)(2)                      1.00       1.02          101,778        103,579    1.77%
  Legacy III (1.65% Fee Rate)(5)                      1.00       1.05          270,790        283,808    4.81%
  Shareholder's Advantage (.60% Fee Rate)             1.01       1.08        1,260,914      1,358,503    7.09%
  Shareholder's Advantage (.72% Fee Rate)             1.00       1.07        7,766,263      8,345,225    6.96%
  Shareholder's Advantage (.92% Fee Rate)(2)          1.00       1.02           22,345         22,788    1.98%
  Shareholder's Advantage (1.05% Fee Rate)(5)         1.00       1.05            8,656          9,086    4.97%
  Legacy III Plus (1.50% Fee Rate)                    0.95       1.01          278,507        280,914    6.13%
  Legacy III Plus (1.60% Fee Rate)                    0.95       1.01        3,706,431      3,732,333    6.02%
  Legacy III Plus (1.70% Fee Rate)(7)                 1.00       1.06            1,030          1,090    5.83%
  Legacy III Plus (1.80% Fee Rate)(5)                 1.00       1.05          216,992        227,326    4.76%
  Legacy III Plus (1.85% Fee Rate)(5)                 1.00       1.05            1,030          1,079    4.75%
  Legacy III C Share (1.55% Fee Rate)                 0.95       1.01          228,864        230,670    6.07%
  Legacy III C Share (1.65% Fee Rate)                 0.95       1.01        1,956,412      1,968,649    5.97%
  Legacy III C Share (1.85% Fee Rate)(5)              1.00       1.05            1,000          1,048    4.76%
  Legacy III C Share (1.90% Fee Rate)(5)              1.00       1.05           50,840         53,242    4.72%
  Legacy III L Share (1.60% Fee Rate)(5)              1.00       1.05            1,000          1,048    4.84%
  Legacy III L Share (1.70% Fee Rate)(5)              1.00       1.05            4,776          5,005    4.79%
  Legacy III L Share (1.90% Fee Rate)(5)              1.00       1.05            1,000          1,048    4.75%
  Legacy III L Share (1.95% Fee Rate)(5)              1.00       1.05            1,000          1,047    4.73%

Lincoln National Variable Annuity Account H

                                                   Unit Value Unit Value                                      Investment
                                                   Beginning  End of     Units                      Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets     Return(8) Ratio(9)
------------------------------------------------------------------------------------------------------------------------
American Funds International                                                                                     1.10%
  Legacy II (1.35% Fee Rate)                         $3.03      $2.40    597,844,760 $1,435,165,706  (20.81)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      3.03       2.40      4,686,457     11,250,149  (20.81)%
  Legacy II (1.50% Fee Rate)                          3.01       2.38     78,166,277    186,319,891  (20.93)%
  Legacy II (1.60% Fee Rate)(5)                       1.00       1.08          1,000          1,085    8.49%
  Legacy II (1.75% Fee Rate)(3)                       1.00       1.08        453,768        492,052    8.44%
American Funds International Class 2                                                                             0.90%
  Legacy III (1.25% Fee Rate)                         1.64       1.30     38,534,870     49,915,033  (20.88)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     1.64       1.30        728,610        943,784  (20.88)%
  Legacy III (1.40% Fee Rate)                         1.63       1.29    241,591,091    310,751,867  (21.00)%
  Legacy III (1.50% Fee Rate)(7)                      1.00       1.07          1,000          1,075    7.49%
  Legacy III (1.60% Fee Rate)(2)                      1.00       1.02        489,734        500,716    2.24%
  Legacy III (1.65% Fee Rate)(5)                      1.00       1.08      2,525,294      2,737,748    8.41%
  Shareholder's Advantage (.60% Fee Rate)             1.09       0.87      4,953,650      4,302,636  (20.37)%
  Shareholder's Advantage (.72% Fee Rate)             1.09       0.87     20,762,082     17,986,051  (20.46)%
  Shareholder's Advantage (.92% Fee Rate)(2)          1.00       1.02         16,862         17,277    2.46%
  Shareholder's Advantage (1.05% Fee Rate)(5)         1.00       1.09         34,214         37,150    8.58%
  Legacy III Plus (1.50% Fee Rate)                    0.78       0.62        834,656        516,082  (21.08)%
  Legacy III Plus (1.60% Fee Rate)                    0.78       0.62     13,095,359      8,085,830  (21.16)%
  Legacy III Plus (1.70% Fee Rate)(7)                 1.00       1.07          1,030          1,106    7.43%
  Legacy III Plus (1.80% Fee Rate)(5)                 1.00       1.08          1,030          1,116    8.38%
  Legacy III Plus (1.85% Fee Rate)(5)                 1.00       1.08          1,030          1,116    8.35%
  Legacy III C Share (1.55% Fee Rate)                 0.78       0.62        513,002        316,968  (21.12)%
  Legacy III C Share (1.65% Fee Rate)                 0.78       0.62      4,920,801      3,036,146  (21.20)%
  Legacy III C Share (1.85% Fee Rate)(5)              1.00       1.08          5,237          5,675    8.36%
  Legacy III C Share (1.90% Fee Rate)(5)              1.00       1.08          1,000          1,083    8.34%
  Legacy III L Share (1.60% Fee Rate)(5)              1.00       1.08          3,155          3,421    8.43%
  Legacy III L Share (1.70% Fee Rate)(5)              1.00       1.08        194,813        211,181    8.40%
  Legacy III L Share (1.90% Fee Rate)(5)              1.00       1.08        171,183        185,483    8.35%
  Legacy III L Share (1.95% Fee Rate)(5)              1.00       1.08          1,000          1,083    8.34%
American Funds New World                                                                                         0.19%
  Legacy II (1.35% Fee Rate)                          1.02       0.96     30,391,851     29,243,486   (5.28)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)      1.02       0.96        115,259        110,904   (5.28)%
  Legacy II (1.50% Fee Rate)                          1.01       0.96      4,324,042      4,144,730   (5.42)%
  Legacy II (1.60% Fee Rate)(5)                       1.00       1.12          1,000          1,121   12.14%
  Legacy II (1.75% Fee Rate)(3)                       1.00       1.12         10,056         11,218   11.55%
American Funds New World Class 2                                                                                 0.19%
  Legacy III (1.25% Fee Rate)                         1.01       0.96     11,838,399     11,349,338   (5.39)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)     1.01       0.96        200,733        192,440   (5.39)%
  Legacy III (1.40% Fee Rate)                         1.01       0.96     65,713,615     62,757,511   (5.53)%
  Legacy III (1.50% Fee Rate)(7)                      1.00       1.13          1,000          1,131   13.14%
  Legacy III (1.60% Fee Rate)(2)                      1.00       1.04         56,270         58,675    4.28%
  Legacy III (1.65% Fee Rate)(5)                      1.00       1.12      3,331,006      3,732,019   12.04%
  Shareholder's Advantage (.60% Fee Rate)             1.07       1.02      1,418,962      1,452,117   (4.77)%
  Shareholder's Advantage (.72% Fee Rate)             1.07       1.02      5,516,082      5,629,973   (4.88)%
  Shareholder's Advantage (.92% Fee Rate)(5)          1.00       1.12            950          1,067   12.27%
  Shareholder's Advantage (1.05% Fee Rate)(5)         1.00       1.12            950          1,066   12.22%
  Legacy III Plus (1.50% Fee Rate)                    0.89       0.84        153,378        128,570   (5.62)%
  Legacy III Plus (1.60% Fee Rate)                    0.89       0.84      2,784,306      2,330,404   (5.72)%
  Legacy III Plus (1.70% Fee Rate)(7)                 1.00       1.13          1,030          1,165   13.09%
  Legacy III Plus (1.80% Fee Rate)(5)                 1.00       1.12          1,030          1,154   11.99%
  Legacy III Plus (1.85% Fee Rate)(5)                 1.00       1.12          1,030          1,153   11.98%
  Legacy III C Share (1.55% Fee Rate)                 0.89       0.84        221,208        185,286   (5.67)%
  Legacy III C Share (1.65% Fee Rate)                 0.89       0.84        721,899        603,784   (5.76)%
  Legacy III C Share (1.85% Fee Rate)(5)              1.00       1.12          1,000          1,120   11.98%
  Legacy III C Share (1.90% Fee Rate)(5)              1.00       1.12          1,000          1,120   11.96%
  Legacy III L Share (1.60% Fee Rate)(5)              1.00       1.12          1,000          1,121   12.09%
  Legacy III L Share (1.70% Fee Rate)(5)              1.00       1.12         16,921         18,960   12.05%
  Legacy III L Share (1.90% Fee Rate)(5)              1.00       1.12          1,000          1,120   12.00%
  Legacy III L Share (1.95% Fee Rate)(5)              1.00       1.12          1,000          1,120   11.98%

Lincoln National Variable Annuity Account H

                                                    Unit Value Unit Value                                    Investment
                                                    Beginning  End of     Units                    Total     Income
Subaccount                                          of Period  Period     Outstanding Net Assets   Return(8) Ratio(9)
-----------------------------------------------------------------------------------------------------------------------
American Funds U.S. Government/AAA-Rated Securities                                                             5.54%
  Legacy II (1.35% Fee Rate)                          $1.96      $2.07    139,659,607 $289,447,560    5.80%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)       1.96       2.07        841,951    1,744,961    5.80%
  Legacy II (1.50% Fee Rate)                           1.95       2.06     19,439,435   40,007,559    5.64%
  Legacy II (1.60% Fee Rate)(5)                        1.58       1.00          1,000          998  (36.82)%
  Legacy II (1.75% Fee Rate)(3)                        1.00       1.00         69,089       68,918   (0.25)%
American Funds U.S. Government/AAA-Rated Securities
 Class 2                                                                                                        5.27%
  Legacy III (1.25% Fee Rate)                          1.23       1.30     19,982,551   25,886,326    5.69%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)      1.23       1.30        761,004      985,839    5.69%
  Legacy III (1.40% Fee Rate)                          1.22       1.29     68,972,726   88,726,712    5.53%
  Legacy III (1.50% Fee Rate)(7)                       1.00       0.99          1,000          990   (1.01)%
  Legacy III (1.60% Fee Rate)(2)                       1.00       1.01        113,766      114,337    0.50%
  Legacy III (1.65% Fee Rate)(5)                       1.00       1.00        302,009      301,100   (0.30)%
  Shareholder's Advantage (.60% Fee Rate)              1.11       1.18      1,670,445    1,974,755    6.38%
  Shareholder's Advantage (.72% Fee Rate)              1.11       1.18      3,883,792    4,580,233    6.25%
  Shareholder's Advantage (.92% Fee Rate)(4)           1.00       1.00         24,218       24,257    0.16%
  Shareholder's Advantage (1.05% Fee Rate)(5)          1.00       1.00            950          949   (0.14)%
  Legacy III Plus (1.50% Fee Rate)                     1.06       1.12        437,863      490,077    5.42%
  Legacy III Plus (1.60% Fee Rate)                     1.06       1.12      7,953,946    8,887,801    5.32%
  Legacy III Plus (1.70% Fee Rate)(7)                  1.00       0.99          1,030        1,019   (1.07)%
  Legacy III Plus (1.80% Fee Rate)(2)                  1.00       1.00        117,997      118,550    0.47%
  Legacy III Plus (1.85% Fee Rate)(5)                  1.00       1.00          1,030        1,026   (0.35)%
  Legacy III C Share (1.55% Fee Rate)                  1.06       1.12        357,504      399,847    5.37%
  Legacy III C Share (1.65% Fee Rate)                  1.06       1.12      1,162,871    1,298,221    5.27%
  Legacy III C Share (1.85% Fee Rate)(5)               1.00       1.00          1,000          997   (0.34)%
  Legacy III C Share (1.90% Fee Rate)(5)               1.00       1.00          1,000          996   (0.35)%
  Legacy III L Share (1.60% Fee Rate)(5)               1.00       1.00          1,000          997   (0.26)%
  Legacy III L Share (1.70% Fee Rate)(5)               1.00       1.00          8,999        8,970   (0.32)%
  Legacy III L Share (1.90% Fee Rate)(5)               1.00       1.00          1,000          996   (0.36)%
  Legacy III L Share (1.95% Fee Rate)(5)               1.00       1.00          1,000          996   (0.36)%

(1) Reflects less than a full year of activity. Funds were first received in this option on 7/3/2001.
(2) Reflects less than a full year of activity. Funds were first received in this option on 9/10/2001.
(3) Reflects less than a full year of activity. Funds were first received in this option on 09/17/2001.
(4) Reflects less than a full year of activity. Funds were first received in this option on 09/18/2001.
(5) Reflects less than a full year of activity. Funds were first received in this option on 09/19/2001.
(6) Reflects less than a full year of activity. Funds were first received in this option on 09/27/2001.
(7) Reflects less than a full year of activity. Funds were first received in this option on 10/8/2001.
(8) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(9) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account H

3. Condensed Financial Information (continued)
A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                              Unit Value Unit Value
                                                              Beginning  End of     Units                    Total
Subaccount                                                    of Period  Period     Outstanding Net Assets   Return(2)
----------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation
  Legacy II (1.35% Fee Rate)                                    $2.82      $2.91    319,903,988 $932,207,236    3.21%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                 2.82       2.91      2,180,006    6,352,585    3.21%
  Legacy II (1.50% Fee Rate)                                     2.81       2.90     42,469,686  123,078,717    3.06%
American Funds Asset Allocation Class 2
  Legacy III (1.25% Fee Rate)                                    1.34       1.38     54,258,517   75,138,423    3.10%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.34       1.38        970,116    1,343,439    3.10%
  Legacy III (1.40% Fee Rate)                                    1.34       1.38    225,248,043  310,220,058    2.95%
  Shareholder's Advantage (.60% Fee Rate)                        1.07       1.11      2,232,880    2,477,991    3.79%
  Shareholder's Advantage (.72% Fee Rate)                        1.07       1.11      6,684,602    7,407,820    3.67%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)        1.00       1.05          1,000        1,052    5.25%
  Legacy III Plus (1.50% Fee Rate)(1)                            1.00       1.05        123,676      130,136    5.22%
  Legacy III Plus (1.60% Fee Rate)(1)                            1.00       1.05      1,322,301    1,390,510    5.16%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)     1.00       1.05          1,000        1,052    5.25%
  Legacy III C Share (1.55% Fee Rate)(1)                         1.00       1.05        114,918      120,916    5.22%
  Legacy III C Share (1.65% Fee Rate)(1)                         1.00       1.05        224,469      236,007    5.14%
American Funds Bond
  Legacy II (1.35% Fee Rate)                                     1.19       1.23    102,767,398  126,435,577    3.81%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.19       1.23        596,424      733,785    3.81%
  Legacy II (1.50% Fee Rate)                                     1.18       1.22     12,349,802   15,110,699    3.66%
American Funds Bond Class 2
  Legacy III (1.25% Fee Rate)                                    1.13       1.17     18,039,100   21,052,273    3.69%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.13       1.17        329,600      384,655    3.69%
  Legacy III (1.40% Fee Rate)                                    1.12       1.16     72,571,302   84,227,771    3.54%
  Shareholder's Advantage (.60% Fee Rate)                        1.02       1.07        283,966      302,470    4.39%
  Shareholder's Advantage (.72% Fee Rate)                        1.02       1.06      1,875,076    1,994,439    4.26%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)        1.00       1.02          1,000        1,018    1.77%
  Legacy III Plus (1.50% Fee Rate)(1)                            1.00       1.02         26,482       26,948    1.76%
  Legacy III Plus (1.60% Fee Rate)(1)                            1.00       1.02        410,635      417,610    1.69%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)     1.00       1.02          1,000        1,018    1.77%
  Legacy III C Share (1.55% Fee Rate)(1)                         1.00       1.02         43,702       44,460    1.74%
  Legacy III C Share (1.65% Fee Rate)(1)                         1.00       1.02        518,742      527,423    1.67%
American Funds Cash Management
  Legacy II (1.35% Fee Rate)                                     1.45       1.52    106,142,849  160,919,498    4.61%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.45       1.52        431,228      653,770    4.61%
  Legacy II (1.50% Fee Rate)                                     1.44       1.51     15,567,717   23,471,961    4.46%
American Funds Cash Management Class 2
  Legacy III (1.25% Fee Rate)                                    1.10       1.14      8,255,575    9,448,168    4.42%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.10       1.14        385,767      441,494    4.42%
  Legacy III (1.40% Fee Rate)                                    1.09       1.14     29,916,444   34,050,979    4.27%
  Shareholder's Advantage (.60% Fee Rate)                        1.01       1.06        318,718      338,207    5.12%
  Shareholder's Advantage (.72% Fee Rate)                        1.01       1.06      2,401,274    2,544,656    5.00%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)        1.00       1.02          1,000        1,019    1.92%
  Legacy III Plus (1.50% Fee Rate)(1)                            1.00       1.02      1,055,219    1,076,120    1.98%
  Legacy III Plus (1.60% Fee Rate)(1)                            1.00       1.02        677,893      690,342    1.83%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)     1.00       1.02          1,000        1,019    1.92%
  Legacy III C Share (1.55% Fee Rate)(1)                         1.00       1.02          1,000        1,019    1.89%
  Legacy III C Share (1.65% Fee Rate)(1)                         1.00       1.02         29,981       30,520    1.80%
American Funds Global Growth
  Legacy II (1.35% Fee Rate)                                     2.30       1.84    132,801,280  244,748,444  (19.80)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                 2.30       1.84      1,024,547    1,888,206  (19.80)%
  Legacy II (1.50% Fee Rate)                                     2.29       1.83     18,309,954   33,559,512  (19.92)%

Lincoln National Variable Annuity Account H

                                                               Unit Value Unit Value
                                                               Beginning  End of     Units                        Total
Subaccount                                                     of Period  Period     Outstanding   Net Assets     Return(2)
---------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Class 2
  Legacy III (1.25% Fee Rate)                                    $2.29      $1.84       36,417,001 $   66,828,474  (19.88)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                 2.29       1.84          663,399      1,217,397  (19.88)%
  Legacy III (1.40% Fee Rate)                                     2.28       1.82      198,778,962    362,538,238  (20.00)%
  Shareholder's Advantage (.60% Fee Rate)                         1.40       1.13        2,037,902      2,301,307  (19.34)%
  Shareholder's Advantage (.72% Fee Rate)                         1.40       1.13        8,479,657      9,561,863  (19.44)%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)         1.00       0.79            1,000            795  (20.52)%
  Legacy III Plus (1.50% Fee Rate)(1)                             1.00       0.79          256,643        203,884  (20.56)%
  Legacy III Plus (1.60% Fee Rate)(1)                             1.00       0.79        4,935,193      3,918,864  (20.59)%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)      1.00       0.79            1,000            795  (20.52)%
  Legacy III C Share (1.55% Fee Rate)(1)                          1.00       0.79          163,282        129,687  (20.57)%
  Legacy III C Share (1.65% Fee Rate)(1)                          1.00       0.79        1,494,107      1,186,248  (20.60)%
American Funds Global Small Cap
  Legacy II (1.35% Fee Rate)                                      1.92       1.58      101,030,481    160,121,687  (17.46)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                  1.92       1.58          490,285        777,045  (17.46)%
  Legacy II (1.50% Fee Rate)                                      1.92       1.58       15,189,241     23,977,002  (17.58)%
American Funds Global Small Cap Class 2
  Legacy III (1.25% Fee Rate)                                     1.92       1.58       16,110,658     25,454,190  (17.56)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                 1.92       1.58          486,461        768,589  (17.56)%
  Legacy III (1.40% Fee Rate)                                     1.91       1.57       94,179,916    148,205,742  (17.69)%
  Shareholder's Advantage (.60% Fee Rate)                         1.30       1.08        1,247,013      1,349,928  (17.01)%
  Shareholder's Advantage (.72% Fee Rate)                         1.30       1.08        5,824,068      6,295,570  (17.11)%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)         1.00       0.83            1,000            825  (17.48)%
  Legacy III Plus (1.50% Fee Rate)(1)                             1.00       0.82           42,782         35,294  (17.50)%
  Legacy III Plus (1.60% Fee Rate)(1)                             1.00       0.82        3,059,686      2,522,933  (17.54)%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)      1.00       0.83            1,000            825  (17.48)%
  Legacy III C Share (1.55% Fee Rate)(1)                          1.00       0.82           23,345         19,255  (17.52)%
  Legacy III C Share (1.65% Fee Rate)(1)                          1.00       0.82        1,366,041      1,126,142  (17.56)%
American Funds Growth
  Legacy II (1.35% Fee Rate)                                      6.12       6.32      919,133,227  5,810,035,083    3.33%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                  6.12       6.32        5,054,612     31,951,268    3.33%
  Legacy II (1.50% Fee Rate)                                      6.09       6.29      128,644,500    808,764,797    3.16%
American Funds Growth Class 2
  Legacy III (1.25% Fee Rate)                                     2.61       2.69       83,442,571    224,268,798    3.17%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                 2.61       2.69        1,473,480      3,960,275    3.17%
  Legacy III (1.40% Fee Rate)                                     2.59       2.67      519,498,499  1,388,630,336    3.02%
  Shareholder's Advantage (.60% Fee Rate)                         1.31       1.36        4,879,778      6,653,478    3.87%
  Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)     1.31       1.36           28,951         39,474    3.87%
  Shareholder's Advantage (.72% Fee Rate)                         1.31       1.36       25,137,733     34,222,719    3.74%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)         1.00       0.90            1,000            898  (10.17)%
  Legacy III Plus (1.50% Fee Rate)(1)                             1.00       0.90        1,430,197      1,284,284  (10.20)%
  Legacy III Plus (1.60% Fee Rate)(1)                             1.00       0.90       16,686,602     14,976,117  (10.25)%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)      1.00       0.90            1,000            898  (10.17)%
  Legacy III C Share (1.55% Fee Rate)(1)                          1.00       0.90          164,304        147,517  (10.22)%
  Legacy III C Share (1.65% Fee Rate)(1)                          1.00       0.90        3,953,533      3,547,488  (10.27)%
American Funds Growth-Income
  Legacy II (1.35% Fee Rate)                                      3.50       3.74    1,242,812,155  4,648,773,050    6.79%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                  3.50       3.74        6,111,019     22,858,436    6.79%
  Legacy II (1.50% Fee Rate)                                      3.49       3.72      180,422,725    671,177,319    6.63%
American Funds Growth-Income Class 2
  Legacy III (1.25% Fee Rate)                                     1.52       1.62      154,037,679    249,681,773    6.61%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                 1.52       1.62        2,097,236      3,399,438    6.61%
  Legacy III (1.40% Fee Rate)                                     1.51       1.61      803,848,988  1,295,826,894    6.45%
  Shareholder's Advantage (.60% Fee Rate)                         1.09       1.17        4,529,695      5,310,911    7.33%
  Shareholder's Advantage -- Annuity Reserves (.60% Fee Rate)     1.09       1.17           60,058         70,416    7.33%
  Shareholder's Advantage (.72% Fee Rate)                         1.09       1.17       29,734,255     34,811,900    7.20%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)         1.00       1.04            1,000          1,045    4.47%
  Legacy III Plus (1.50% Fee Rate)(1)                             1.00       1.04          915,590        956,276    4.44%
  Legacy III Plus (1.60% Fee Rate)(1)                             1.00       1.04        9,925,778     10,360,671    4.38%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)      1.00       1.04            1,000          1,045    4.47%
  Legacy III C Share (1.55% Fee Rate)(1)                          1.00       1.04          177,182        185,014    4.42%
  Legacy III C Share (1.65% Fee Rate)(1)                          1.00       1.04        3,045,544      3,178,309    4.36%

Lincoln National Variable Annuity Account H

                                                              Unit Value Unit Value
                                                              Beginning  End of     Units                      Total
Subaccount                                                    of Period  Period     Outstanding Net Assets     Return(2)
------------------------------------------------------------------------------------------------------------------------
American Funds High-Income Bond
  Legacy II (1.35% Fee Rate)                                    $2.33      $2.23    151,415,942 $  337,436,709   (4.36)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                 2.33       2.23      1,019,869      2,272,821   (4.36)%
  Legacy II (1.50% Fee Rate)                                     2.32       2.22     16,643,909     36,888,277   (4.50)%
American Funds High-Income Bond Class 2
  Legacy III (1.25% Fee Rate)                                    1.13       1.08     19,140,378     20,673,247   (4.51)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.13       1.08        323,234        349,121   (4.51)%
  Legacy III (1.40% Fee Rate)                                    1.13       1.07     84,318,008     90,572,166   (4.65)%
  Shareholder's Advantage (.60% Fee Rate)                        1.05       1.01        808,866        813,800   (3.87)%
  Shareholder's Advantage (.72% Fee Rate)                        1.05       1.00      2,431,682      2,442,981   (3.98)%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)        1.00       0.95          1,000            951   (4.95)%
  Legacy III Plus (1.50% Fee Rate)(1)                            1.00       0.95        133,432        126,816   (4.96)%
  Legacy III Plus (1.60% Fee Rate)(1)                            1.00       0.95      1,124,484      1,068,066   (5.02)%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)     1.00       0.95          1,000            951   (4.95)%
  Legacy III C Share (1.55% Fee Rate)(1)                         1.00       0.95         55,054         52,311   (4.98)%
  Legacy III C Share (1.65% Fee Rate)(1)                         1.00       0.95        656,008        622,936   (5.04)%
American Funds International
  Legacy II (1.35% Fee Rate)                                     3.93       3.03    739,931,359  2,243,031,647  (22.90)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                 3.93       3.03      5,214,620     15,807,625  (22.90)%
  Legacy II (1.50% Fee Rate)                                     3.92       3.01     94,163,172    283,860,025  (23.02)%
American Funds International Class 2
  Legacy III (1.25% Fee Rate)                                    2.13       1.64     34,746,466     56,888,621  (23.03)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                2.13       1.64        846,732      1,386,312  (23.03)%
  Legacy III (1.40% Fee Rate)                                    2.12       1.63    220,237,317    358,601,552  (23.14)%
  Shareholder's Advantage (.60% Fee Rate)                        1.41       1.09      3,197,678      3,487,802  (22.51)%
  Shareholder's Advantage (.72% Fee Rate)                        1.41       1.09      9,346,559     10,179,978  (22.60)%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)        1.00       0.78          1,000            784  (21.62)%
  Legacy III Plus (1.50% Fee Rate)(1)                            1.00       0.78        316,698        248,137  (21.65)%
  Legacy III Plus (1.60% Fee Rate)(1)                            1.00       0.78      6,253,088      4,897,392  (21.68)%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)     1.00       0.78          1,000            784  (21.62)%
  Legacy III C Share (1.55% Fee Rate)(1)                         1.00       0.78         74,842         58,627  (21.67)%
  Legacy III C Share (1.65% Fee Rate)(1)                         1.00       0.78      2,759,325      2,160,563  (21.70)%
American Funds New World
  Legacy II (1.35% Fee Rate)                                     1.18       1.02     36,450,830     37,027,252  (13.61)%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.18       1.02         84,490         85,826  (13.61)%
  Legacy II (1.50% Fee Rate)                                     1.17       1.01      4,989,072      5,056,158  (13.74)%
American Funds New World Class 2
  Legacy III (1.25% Fee Rate)                                    1.18       1.01     10,166,647     10,301,537  (13.78)%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.18       1.01        225,405        228,395  (13.78)%
  Legacy III (1.40% Fee Rate)                                    1.17       1.01     63,066,552     63,754,086  (13.91)%
  Shareholder's Advantage (.60% Fee Rate)                        1.24       1.07        960,758      1,032,439  (13.20)%
  Shareholder's Advantage (.72% Fee Rate)                        1.24       1.07      4,004,709      4,297,224  (13.31)%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)        1.00       0.89          1,000            889  (11.14)%
  Legacy III Plus (1.50% Fee Rate)(1)                            1.00       0.89          6,865          6,098  (11.18)%
  Legacy III Plus (1.60% Fee Rate)(1)                            1.00       0.89      1,607,996      1,427,503  (11.23)%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)     1.00       0.89          1,000            889  (11.14)%
  Legacy III C Share (1.55% Fee Rate)(1)                         1.00       0.89         12,932         11,483  (11.20)%
  Legacy III C Share (1.65% Fee Rate)(1)                         1.00       0.89        211,988        188,150  (11.25)%
American Funds U.S. Government/AAA-Rated Securities
  Legacy II (1.35% Fee Rate)                                     1.78       1.96    141,140,456    276,477,299   10.19%
  Legacy II -- Annuity Reserves (1.35% Fee Rate)                 1.78       1.96        917,099      1,796,487   10.19%
  Legacy II (1.50% Fee Rate)                                     1.77       1.95     16,724,805     32,582,144   10.03%
American Funds U.S. Government/AAA-Rated Securities Class 2
  Legacy III (1.25% Fee Rate)                                    1.11       1.23     13,405,747     16,431,680   10.00%
  Legacy III -- Annuity Reserves (1.25% Fee Rate)                1.11       1.23        590,855        724,223   10.00%
  Legacy III (1.40% Fee Rate)                                    1.11       1.22     41,353,702     50,409,749    9.84%
  Shareholder's Advantage (.60% Fee Rate)                        1.00       1.11        168,786        187,572   10.74%
  Shareholder's Advantage (.72% Fee Rate)                        1.00       1.11        941,165      1,044,646   10.62%
  Legacy III Plus -- Annuity Reserves (1.40% Fee Rate)(1)        1.00       1.06          1,000          1,062    6.19%
  Legacy III Plus (1.50% Fee Rate)(1)                            1.00       1.06        128,498        136,421    6.17%
  Legacy III Plus (1.60% Fee Rate)(1)                            1.00       1.06      1,147,292      1,217,287    6.10%
  Legacy III C Share -- Annuity Reserves (1.40% Fee Rate)(1)     1.00       1.06          1,000          1,062    6.19%
  Legacy III C Share (1.55% Fee Rate)(1)                         1.00       1.06         14,271         15,148    6.14%
  Legacy III C Share (1.65% Fee Rate)(1)                         1.00       1.06         74,305         78,803    6.05%

(1) Reflects less than a full year of activity. Funds were first received in this option on 7/24/2000.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account H

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2004.

                                                            Aggregate    Aggregate
                                                            Cost of      Proceeds
Subaccount                                                  Purchases    from Sales
-------------------------------------------------------------------------------------
American Funds Asset Allocation                             $ 32,391,000 $ 95,301,473
American Funds Asset Allocation Class 2                      579,353,016   47,751,368
American Funds Blue Chip Income & Growth                      28,610,638   17,878,652
American Funds Blue Chip Income & Growth Class 2             390,110,010   23,696,387
American Funds Bond                                           18,785,837   38,752,377
American Funds Bond Class 2                                  209,694,028   35,853,811
American Funds Cash Management                                56,771,390   77,011,389
American Funds Cash Management Class 2                       180,177,914  173,062,239
American Funds Global Discovery                                2,864,891    1,982,394
American Funds Global Discovery Class 2                       30,474,263    6,977,251
American Funds Global Growth                                  11,821,519   21,584,773
American Funds Global Growth Class 2                         146,479,246   30,463,217
American Funds Global Small Capitalization                    22,802,932   25,911,385
American Funds Global Small Capitalization Class 2           107,517,413   35,905,848
American Funds Growth                                         25,485,652  512,949,588
American Funds Growth Class 2                                512,175,907   88,056,201
American Funds Growth-Income                                  48,396,794  545,709,863
American Funds Growth-Income Class 2                         807,630,201  121,690,940
American Funds High-Income Bond                               34,310,833   84,809,859
American Funds High-Income Bond Class 2                      179,163,318   75,417,116
American Funds International                                  27,919,501  188,622,239
American Funds International Class 2                         183,265,915   40,238,688
American Funds New World                                      13,007,656    7,021,340
American Funds New World Class 2                              68,664,550   25,721,099
American Funds U.S. Government/AAA-Rated Securities           16,543,385   88,687,757
American Funds U.S. Government/AAA-Rated Securities Class 2   79,361,438   69,264,748

5. Investments
The following is a summary of investments owned at December 31, 2004.

                                                                        Net
                                                            Shares      Asset
Subaccount                                                  Owned       Value  Value of Shares Cost of Shares
-------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                              53,571,992 $15.49 $  829,830,155  $  707,458,942
American Funds Asset Allocation Class 2                     101,502,371  15.42  1,565,166,565   1,478,927,842
American Funds Blue Chip Income & Growth                     11,642,731  10.26    119,454,423     101,388,059
American Funds Blue Chip Income & Growth Class 2             81,079,801  10.20    827,013,970     724,275,217
American Funds Bond                                          15,130,801  11.57    175,063,370     156,132,830
American Funds Bond Class 2                                  48,426,507  11.48    555,936,302     516,075,919
American Funds Cash Management                                5,507,645  11.09     61,079,783      61,491,510
American Funds Cash Management Class 2                        9,710,944  11.05    107,305,934     107,273,725
American Funds Global Discovery                                 773,011  10.79      8,340,789       7,123,314
American Funds Global Discovery Class 2                       4,602,436  10.76     49,522,207      43,621,438
American Funds Global Growth                                  9,760,586  17.31    168,955,738     145,062,267
American Funds Global Growth Class 2                         39,759,834  17.23    685,061,943     609,625,892
American Funds Global Small Capitalization                    9,357,470  17.14    160,387,034     132,603,174
American Funds Global Small Capitalization Class 2           23,139,018  17.02    393,826,093     320,601,176
American Funds Growth                                        62,105,226  51.39  3,191,587,562   2,695,308,838
American Funds Growth Class 2                                48,547,051  51.10  2,480,754,322   2,590,692,104
American Funds Growth-Income                                100,448,249  36.81  3,697,500,048   3,002,579,876
American Funds Growth-Income Class 2                         99,310,922  36.64  3,638,752,165   3,357,262,691
American Funds High-Income Bond                              24,002,595  12.89    309,393,444     304,594,210
American Funds High-Income Bond Class 2                      33,241,057  12.81    425,817,942     400,408,048
American Funds International                                 85,856,203  15.82  1,358,245,140   1,228,417,019
American Funds International Class 2                         45,288,928  15.79    715,112,171     545,658,148
American Funds New World                                      4,027,968  13.96     56,230,429      43,883,135
American Funds New World Class 2                             14,565,413  13.89    202,313,585     156,837,564
American Funds U.S. Government/AAA-Rated Securities          19,853,189  12.07    239,627,997     230,427,695
American Funds U.S. Government/AAA-Rated Securities Class 2  22,210,808  12.00    266,529,693     264,405,919

Lincoln National Variable Annuity Account H

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2004 is as follows:

                                                            Units       Units         Net Increase
Subaccount                                                  Issued      Redeemed      (Decrease)
---------------------------------------------------------------------------------------------------
American Funds Asset Allocation                              21,669,153  (43,229,547)  (21,560,394)
American Funds Asset Allocation Class 2                     532,209,723 (106,504,050)  425,705,673
American Funds Blue Chip Income & Growth                     40,507,896  (28,508,090)   11,999,806
American Funds Blue Chip Income & Growth Class 2            444,239,411  (66,366,601)  377,872,810
American Funds Bond                                          15,437,707  (31,180,757)  (15,743,050)
American Funds Bond Class 2                                 178,729,639  (51,833,460)  126,896,179
American Funds Cash Management                               43,474,459  (56,547,703)  (13,073,244)
American Funds Cash Management Class 2                      198,054,069 (186,441,375)   11,612,694
American Funds Global Discovery                               3,208,428   (2,419,069)      789,359
American Funds Global Discovery Class 2                      30,561,014   (8,541,596)   22,019,418
American Funds Global Growth                                 11,070,810  (15,806,704)   (4,735,894)
American Funds Global Growth Class 2                        142,796,808  (41,766,742)  101,030,066
American Funds Global Small Capitalization                   19,255,217  (20,289,930)   (1,034,713)
American Funds Global Small Capitalization Class 2           93,043,344  (37,735,241)   55,308,103
American Funds Growth                                        18,250,320 (102,589,734)  (84,339,414)
American Funds Growth Class 2                               509,934,495 (129,998,009)  379,936,486
American Funds Growth-Income                                 30,725,527 (147,287,383) (116,561,856)
American Funds Growth-Income Class 2                        738,313,537 (209,998,999)  528,314,538
American Funds High-Income Bond                               9,320,697  (31,188,481)  (21,867,784)
American Funds High-Income Bond Class 2                     141,235,729  (76,894,376)   64,341,353
American Funds International                                 17,051,577  (73,615,342)  (56,563,765)
American Funds International Class 2                        187,764,203  (60,437,696)  127,326,507
American Funds New World                                     11,376,559   (7,221,363)    4,155,196
American Funds New World Class 2                             57,940,945  (26,001,840)   31,939,105
American Funds U.S. Government/AAA-Rated Securities           5,522,536  (40,925,006)  (35,402,470)
American Funds U.S. Government/AAA-Rated Securities Class 2  68,665,424  (63,791,034)    4,874,390

The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                            Units       Units         Net Increase
Subaccount                                                  Issued      Redeemed      (Decrease)
---------------------------------------------------------------------------------------------------
American Funds Asset Allocation                              25,160,303  (40,978,364)  (15,818,061)
American Funds Asset Allocation Class 2                     257,230,786  (69,090,905)  188,139,881
American Funds Blue Chip Income & Growth                     54,073,261  (17,334,859)   36,738,402
American Funds Blue Chip Income & Growth Class 2            239,351,831  (40,444,601)  198,907,230
American Funds Bond                                          24,312,428  (43,903,721)  (19,591,293)
American Funds Bond Class 2                                  98,955,369  (53,208,510)   45,746,859
American Funds Cash Management                               44,021,873 (100,919,234)  (56,897,361)
American Funds Cash Management Class 2                      249,049,901 (276,770,641)  (27,720,740)
American Funds Global Discovery                              13,448,836  (10,480,149)    2,968,687
American Funds Global Discovery Class 2                      17,902,234   (6,686,700)   11,215,534
American Funds Global Growth                                 10,608,681  (18,079,211)   (7,470,530)
American Funds Global Growth Class 2                         63,167,277  (39,734,563)   23,432,714
American Funds Global Small Capitalization                   17,268,943  (19,045,370)   (1,776,427)
American Funds Global Small Capitalization Class 2           47,649,486  (26,829,406)   20,820,080
American Funds Growth                                        28,381,205 (103,025,937)  (74,644,732)
American Funds Growth Class 2                               254,920,723 (116,002,802)  138,917,921
American Funds Growth-Income                                 43,526,944 (153,835,076) (110,308,132)
American Funds Growth-Income Class 2                        374,965,792 (158,852,091)  216,113,701
American Funds High-Income Bond                              23,675,831  (29,558,929)   (5,883,098)
American Funds High-Income Bond Class 2                     117,237,135  (55,873,927)   61,363,208
American Funds International                                 14,785,183  (89,810,579)  (75,025,396)
American Funds International Class 2                        336,748,915 (309,292,198)   27,456,717
American Funds New World                                      7,997,422   (8,647,990)     (650,568)
American Funds New World Class 2                             31,042,221  (19,464,872)   11,577,349
American Funds U.S. Government/AAA-Rated Securities          16,397,132  (76,317,932)  (59,920,800)
American Funds U.S. Government/AAA-Rated Securities Class 2  87,273,277  (98,803,857)  (11,530,580)

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account H

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account H ("Variable Account") comprised of the subaccounts described in Note 1, as of December 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account H at December 31, 2004, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2005

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           December 31
                                                                        2004          2003
                                                                    ------------  -----------
                                                                          (000s omitted)
                                                                    -------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2004 -- $31,514,767; 2003 -- $29,607,156)  $ 33,331,468  $31,362,588
--------------------------------------------------------------------
   Equity (cost: 2004 -- $101,173; 2003 -- $128,572)                     113,678      147,200
--------------------------------------------------------------------
 Trading securities                                                    2,942,495    2,786,471
--------------------------------------------------------------------
 Mortgage loans on real estate                                         3,855,110    4,189,469
--------------------------------------------------------------------
 Real estate                                                             191,108      112,642
--------------------------------------------------------------------
 Policy loans                                                          1,864,727    1,917,837
--------------------------------------------------------------------
 Derivative investments                                                   52,663       68,633
--------------------------------------------------------------------
 Other investments                                                       369,103      363,380
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Investments                                                     42,720,352   40,948,220
--------------------------------------------------------------------
Cash and invested cash                                                 1,237,704    1,442,772
--------------------------------------------------------------------
Property and equipment                                                   142,284      165,103
--------------------------------------------------------------------
Deferred acquisition costs                                             2,854,067    2,526,482
--------------------------------------------------------------------
Premiums and fees receivable                                             243,289      355,107
--------------------------------------------------------------------
Accrued investment income                                                495,532      490,507
--------------------------------------------------------------------
Assets held in separate accounts                                      48,018,358   40,174,818
--------------------------------------------------------------------
Amounts recoverable from reinsurers                                    7,055,970    8,150,627
--------------------------------------------------------------------
Goodwill                                                                 919,172      919,172
--------------------------------------------------------------------
Other intangible assets                                                  819,076      921,856
--------------------------------------------------------------------
Other assets                                                             801,946      768,548
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Assets                                                        $105,307,750  $96,863,212
                                                                    ============  ===========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                $ 22,461,322  $23,172,985
--------------------------------------------------------------------
 Contractholder funds                                                 23,126,638   22,727,811
--------------------------------------------------------------------
 Liabilities related to separate accounts                             48,018,358   40,174,818
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                   93,606,318   86,075,614
--------------------------------------------------------------------
Short-term debt                                                           32,072       41,877
--------------------------------------------------------------------
Long-term debt                                                         1,297,182    1,250,000
--------------------------------------------------------------------
Federal income taxes                                                     149,638       36,953
--------------------------------------------------------------------
Reinsurance related derivative liability                                 351,974      325,279
--------------------------------------------------------------------
Funds withheld reinsurance liabilities                                 1,580,217    1,493,066
--------------------------------------------------------------------
Other liabilities                                                      2,186,576    2,064,024
--------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                   911,437      922,407
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Liabilities                                                    100,115,414   92,209,220
--------------------------------------------------------------------
Shareholder's Equity:
Common stock -- $2.50 par value,
authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                 25,000       25,000
--------------------------------------------------------------------
Retained earnings                                                      4,385,155    3,856,029
--------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Net unrealized gain on securities available-for-sale                    781,157      757,970
--------------------------------------------------------------------
 Net unrealized gain on derivative instruments                            13,985       24,272
--------------------------------------------------------------------
 Minimum pension liability adjustment                                    (12,961)      (9,279)
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Accumulated Other Comprehensive Income                             782,181      772,963
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Shareholder's Equity                                             5,192,336    4,653,992
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                          $105,307,750  $96,863,212
------------------------------------------------------------------  ============  ===========

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                            Year Ended December 31
                                                                      ----------------------------------
                                                                         2004        2003        2002
                                                                      ----------  ----------  ----------
                                                                                (000s omitted)
                                                                      ----------------------------------
Revenue:
Insurance premiums                                                    $  158,382  $  205,544  $  250,766
----------------------------------------------------------------------
Insurance fees                                                         1,443,330   1,287,251   1,273,133
----------------------------------------------------------------------
Net investment income                                                  2,593,207   2,540,077   2,533,072
----------------------------------------------------------------------
Realized gain (loss) on investments                                      (45,139)    330,768    (273,451)
----------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                    87,387      74,234      73,115
----------------------------------------------------------------------
Other revenue and fees                                                   289,314     242,617     244,291
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Total Revenue                                                          4,526,481   4,680,491   4,100,926
----------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                               2,177,111   2,280,403   2,701,722
----------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                1,494,623   1,397,692   1,383,295
----------------------------------------------------------------------
Interest and debt expense                                                 78,817      79,305      79,342
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Total Benefits and Expenses                                            3,750,551   3,757,400   4,164,359
----------------------------------------------------------------------
Income (Loss) before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                     775,930     923,091     (63,433)
----------------------------------------------------------------------
Federal income taxes (benefit)                                           193,213     244,919     (98,858)
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                    582,717     678,172      35,425
----------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)    (25,647)   (236,624)         --
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Net Income                                                            $  557,070  $  441,548  $   35,425
--------------------------------------------------------------------- ==========  ==========  ==========



See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                                                     Year Ended December 31
                                                                                  2004        2003        2002
                                                                               ----------  ----------  ----------
                                                                                         (000s omitted)
                                                                               ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                           $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                    3,856,029   3,610,211   4,255,598
-------------------------------------------------------------------------------
Comprehensive income                                                              566,288     531,059     523,556
-------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                               --        (375)         --
-------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification
   adjustment                                                                      23,187      54,870     531,136
-------------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                             (10,287)     (7,557)      8,847
-------------------------------------------------------------------------------
 Minimum pension liability adjustment                                              (3,682)     42,573     (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Net Income                                                                        557,070     441,548      35,425
-------------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation          122,056       4,270      29,188
-------------------------------------------------------------------------------
Dividends declared                                                               (150,000)   (200,000)   (710,000)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                          4,385,155   3,856,029   3,610,211
-------------------------------------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                           --         375         375
-------------------------------------------------------------------------------
Change during the year                                                                 --        (375)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                                 --          --         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                      757,970     703,100     171,964
-------------------------------------------------------------------------------
Change during the year                                                             23,187      54,870     531,136
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            781,157     757,970     703,100
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                       24,272      31,829      22,982
-------------------------------------------------------------------------------
Cumulative effect of accounting change                                                 --          --          --
-------------------------------------------------------------------------------
Change during the year                                                            (10,287)     (7,557)      8,847
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             13,985      24,272      31,829
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                       (9,279)    (51,852)         --
-------------------------------------------------------------------------------
Change during the year                                                             (3,682)     42,573     (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            (12,961)     (9,279)    (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                      $5,192,336  $4,653,992  $4,318,663
------------------------------------------------------------------------------ ==========  ==========  ==========

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2004         2003          2002
                                                                      -----------  ------------  ------------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $   557,070  $    441,548  $     35,425
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                              (426,843)     (374,713)     (325,704)
----------------------------------------------------------------------
 Premiums and fees receivable                                             111,818      (174,546)      196,322
----------------------------------------------------------------------
 Accrued investment income                                                 (5,024)       14,436        26,298
----------------------------------------------------------------------
 Policy liabilities and accruals                                         (741,920)      335,873      (929,827)
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (98,798)     (446,890)           --
----------------------------------------------------------------------
 Cumulative effect of accounting change                                    39,457       363,933            --
----------------------------------------------------------------------
 Contractholder funds                                                     905,587     1,095,460       983,768
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      374,969      (895,523)      894,270
----------------------------------------------------------------------
 Federal income taxes                                                     120,968       202,067      (108,019)
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                        --            --      (477,133)
----------------------------------------------------------------------
 Stock-based compensation expense                                          18,534         9,589        24,068
----------------------------------------------------------------------
 Provisions for depreciation                                               48,260        49,039        22,222
----------------------------------------------------------------------
 Amortization of other intangible assets                                  102,208        90,917       105,714
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                   58,307        16,118       262,805
----------------------------------------------------------------------
 Realized (gain) loss on sale of subsidiaries                             (14,137)           --        10,646
----------------------------------------------------------------------
 Amortization of deferred gain                                            (87,387)      (74,234)      (73,115)
----------------------------------------------------------------------
 Other                                                                   (274,053)      304,231      (375,564)
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Adjustments                                                           131,946       515,757       236,751
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                 689,016       957,305       272,176
----------------------------------------------------------------------

Cash Used In Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (9,001,101)  (13,338,976)  (14,002,161)
----------------------------------------------------------------------
 Sales                                                                  4,740,060     8,181,666     8,078,426
----------------------------------------------------------------------
 Maturities                                                             2,468,287     3,010,136     2,484,637
----------------------------------------------------------------------
Purchase of other investments                                          (1,938,069)   (1,520,429)   (1,280,211)
----------------------------------------------------------------------
Sale or maturity of other investments                                   2,186,586     1,763,285     1,739,382
----------------------------------------------------------------------
Proceeds from disposition of business                                      10,242            --      (195,000)
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities               181,013       112,236       (95,341)
----------------------------------------------------------------------
Other                                                                     145,524      (114,153)      142,592
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Used in Investing Activities                                  (1,207,458)   (1,906,235)   (3,127,676)
----------------------------------------------------------------------

Cash Flows from Financing Activities:
Increase in long-term debt                                                 47,182            --            --
----------------------------------------------------------------------
Net decrease in short-term debt                                            (9,805)      (61,819)     (158,143)
----------------------------------------------------------------------
Universal life and investment contract deposits                         4,928,315     4,935,740     5,305,499
----------------------------------------------------------------------
Universal life and investment contract withdrawals                     (3,353,031)   (2,746,914)   (3,262,194)
----------------------------------------------------------------------
Investment contract transfers                                          (1,336,438)     (816,826)      108,479
----------------------------------------------------------------------
Increase in funds withheld liability                                       87,151        34,998            --
----------------------------------------------------------------------
Capital contribution from shareholder                                     100,000            --            --
----------------------------------------------------------------------
Dividends paid to shareholder                                            (150,000)     (200,000)     (710,000)
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Financing Activities                                 313,374     1,145,179     1,283,641
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net (Decrease) Increase in Cash and Invested Cash                        (205,068)      196,249    (1,571,859)
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                             1,442,772     1,246,523     2,818,382
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $ 1,237,704  $  1,442,772  $  1,246,523
--------------------------------------------------------------------- ===========  ============  ============

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were sold as part of the sale of LNC's reinsurance business to Swiss Re in December 2001 (see
Note 12). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 10). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivatives in liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, LNL recognizes investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses),

The Lincoln National Life Insurance Company gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
LNL hedges certain portions of its exposure to interest rate risk, credit risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

LNL recognizes all derivative instruments as either assets or liabilities in the Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2004 and 2003, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards No. 133 , "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in net income during the period of change.

LNL has certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 8 for further discussion of LNL's accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in LNL's Consolidated Balance Sheets. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's Consolidated Balance Sheets in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed

The Lincoln National Life Insurance Company premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, LNL's retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by LNL and its insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL and its insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales
Inducements.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs ("DAC") being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2002 through 2004 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Goodwill and Other Intangible Assets.
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization

The Lincoln National Life Insurance Company periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by LNL includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2004 and 2003 participating policies comprised 3.6%, and 4.2% of the face amount of insurance in-force, and dividend expenses were $77.4 million, $81.6 million, and $76.0 million for the years ended December 31, 2004, 2003, and 2002, respectively.

Reinsurance.
LNL enters into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re in 2001, LNL assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
LNL accounts for its post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, LNL implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to LNL employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

LNL adopted the retroactive restatement method under FAS 148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
LNL and eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates

Statement of Position 03-1.
In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP"). LNL implemented the provisions of the SOP as of January 1, 2004. Adjustments arising from implementation, as discussed below, have been recorded in net income as a cumulative effect of accounting change.

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts.

GMDB Reserves. Although there was no method prescribed under generally accepted accounting principles for GMDB reserving until the issuance of the SOP, LNL's Retirement segment has been recording a reserve for GMDBs. At December 31, 2003, LNL's GMDB reserve was $46.4 million. Based upon a comparison of the requirements of the SOP to LNL's established practice of reserving for GMDB, the adoption of the GMDB reserving methodology under the SOP resulted in a decrease to reserves of $9.7 million pre-tax. GMDB reserves were $18.2 million at December 31, 2004, of which $18.0 million was reinsured with an affiliated reinsurance company (Note 14).

Under the SOP, the reserve is calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

Application of the SOP impacts estimated gross profits ("EGPs") used to calculate amortization of DAC, PVIF, DSI, and DFEL. The benefit ratio approach under the SOP results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in LNL's determination of DAC amortization are lower under the SOP. Therefore upon adoption of the SOP LNL reported an unfavorable DAC/PVIF/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43.2 million, pre-tax, in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of the SOP resulted in a charge to net income for the cumulative effect of accounting change of $35.3 million, pre-tax, ($22.9 million after-tax) in 2004.

Sales Inducements. LNL's Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. LNL also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

LNL previously deferred bonus credits as part of the DAC asset and reported the amortization of bonus credits as part of DAC amortization. Upon implementation of the SOP, LNL reclassified bonus credits of $45.2 million from DAC to DSI, which are reported in other assets on the balance sheet. Amortization of the deferred sales inducement asset is reported as part of benefit expense. Prior period balance sheet and income statement line item presentation has been reclassified to conform to the new basis of presentation.

LNL previously reported excess DCA interest as benefit expense when the excess interest was earned under the contract. As required by the SOP, during the first quarter of 2004, LNL began deferring excess DCA interest as deferred sales inducements and amortizing these deferred sales inducements as benefit expense over the expected life of the contract. Over the long run the same amount of excess DCA interest expense will emerge under the SOP as under LNL's previous accounting method. However, due to the prospective treatment of new deferred sales inducements, LNL's net income was slightly higher under the SOP for 2004 relative to the approach used for last year. This pattern is expected to continue for near term financial reporting periods. Net income for the year ended December 31, 2004 increased $7.9 million compared to 2003 due to excess DCA interest capitalized under the SOP.

Universal Life Contracts. LNL's Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which the SOP might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves would be necessary with the exception of the MoneyGuard/SM /product. MoneyGuard/SM/ is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of the SOP resulted in a charge recorded as a cumulative effect of accounting change of $2.7 million, after-tax, for the extension of benefit feature in MoneyGuard/SM/.

The Lincoln National Life Insurance Company

FASB Staff Position No. FAS 97-1--Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.
In June of 2004, the Financial Accounting Standards Board ("FASB") issued Financial Staff Position FAS 97-1 ("FSP 97-1"), which was effective for the third quarter 2004. FSP 97-1 clarifies that the SOP did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of Statement of Accounting Standards No. 97 "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" to only those situations where profits are followed by expected losses. LNL implemented the requirements of FSP 97-1, and they did not have any effect on LNL's results of operations.

Accounting for Share-Based Payment.
In December 2004, the FASB issued Statement No. 123 (revised 2004), Share-Based Payment ("FAS 123(r)"), which is a revision of FASB Statement No. 123, "Accounting for Stock-Based Compensation." FAS 123(r) requires all share-based payments to employees to be recognized in the income statement based on their fair values. As discussed in Note 1, LNL had previously adopted the retroactive restatement method under FAS148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

LNC currently uses the Black-Scholes formula to estimate the value of stock options granted to employees of LNL and expects to continue to use this acceptable option valuation model upon the required adoption of FAS 123(r) on July 1, 2005. FAS 123(r) also requires that the benefits of tax deductions in excess of recognized compensation cost be reported as financing cash flow, rather than as an operating cash flow as currently required. LNL does not anticipate that adoption for FAS 123(r) will have a material effect on results of operations, operating cash flows or its financial position.

On December 31, 2002, the FASB issued FAS 148, which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. LNL adopted the fair value method of accounting under FAS 123 with the retroactive restatement method, as amended by FAS 148, as of January 1, 2003 and restated its financial statements for the years 2002, 2001, and 2000.

FASB Financial Staff Position No. FAS--106-1 Medicare Prescription Drug Improvement and Modernization Act of 2003 and FASB Staff Position No. FAS--106-2--Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.
In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

There are several uncertainties that exist as to the eventual effects of the Medicare Act on the cost of the prescription drug benefits currently included in LNC's retiree medical benefit plan in which LNL retiree's participate. These uncertainties include various administrative components related to the Medicare Act that have yet to be developed, the potential for significant legislative changes to the Medicare Act prior to its implementation in 2006, and the interrelated effects that the existence of various cost containment measures currently included within LNC's retiree medical benefit plans may have under the new legislation. However, regardless of the outcome of these various uncertainties, LNL does not currently expect that the Medicare Act would have a material affect on future net income due to the cost containment measures already in place under LNC's retiree medical benefit plans for LNL retiree participants.

Due to these uncertainties and expected immaterial impact, LNL elected to defer accounting for the effects of the Medicare Act in 2003. In May 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-2 ("FSP 106-2"), which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004.

LNL completed its analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in third quarter of 2004. The implementation did not have a material effect on LNL's results of operations. For additional information, see Note 7.

Due to uncertainties about how LNL participants in LNC's post-retirement plan will elect to participate in the Medicare Act's benefits, and the various uncertainties created by the current lack of guidelines for applying the Medicare Act's provisions, LNL's assessment of the effects of the provisions of the Medicare Act could change. Any change would be included in the financial statements in the period the change occurs. Any change is not expected to have a material effect on LNL.

EITF 03-1--The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.
In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. EITF 03-1 indicated that, although not presumptive, a pattern of selling investments prior to the forecasted recovery may call into question an investor's intent to hold the security until it recovers in value. The application of

The Lincoln National Life Insurance Company

EITF 03-1 was to be effective for reporting periods beginning after June 15, 2004. However, in September 2004, the FASB directed the FASB staff to develop a staff position ("FSP") providing further guidance on this topic. On September 30, 2004, the FASB issued FSP EITF 03-1-1 delaying the effective date of the accounting and measurement provisions of EITF 03-1 until further guidance is finalized, and it is not known what the effective date of the final FSP will be. LNL will continue to monitor developments concerning EITF 03-1 and is currently unable to estimate the potential effects of implementing EITF 03-1 on its consolidated financial condition or results of operations.

Accounting for Variable Interest Entities.
In January 2003, the FASB issued initial guidance under Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. A VIE is an entity in which no equity investors have the characteristics of a controlling financial interest or have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The FASB significantly modified several key aspects of the rules in a revised interpretation issued in December 2003. LNL adopted the final FIN 46 rules on December 31, 2003.

LNL identified certain partnership investments that required consolidation under the requirements of FIN 46. LNL consolidated these partnerships at December 31, 2003 with no material effect to either financial condition or results of operations.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, LNL implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The effective date for implementation of DIG B36 for LNL was the October 1, 2003 start date of the fourth quarter. The following table summarizes the various effects on shareholder's equity from the implementation of DIG B36 (in millions):

         Initial Adoption Shareholder Equity Effect on October 1, 2003


Notes                                                                                       Pre-tax  After-tax
----- -                                                                                     -------  ---------
      Recording of Embedded Derivative
 1A.  Cumulative effect of accounting change............................................... $(363.9)  $(236.6)
 1B.  Release of liability for unrealized investment gains.................................   342.8     222.8
                                                                                            -------   -------
      Total................................................................................   (21.1)    (13.8)
                                                                                            -------   -------
 2A.  Reclassification of available-for-sale securities to trading securities..............   342.9     222.9
 2B.  Release of unrealized available-for-sale security gains in Other Comprehensive Income  (342.9)   (222.9)
                                                                                            -------   -------
      Total available for sale to trading adjustment.......................................      --        --
                                                                                            -------   -------
      Total effect on Shareholder's Equity from DIG B36 Implementation on October 1, 2003.. $ (21.1)  $ (13.8)
                                                                                            =======   =======

1A.At the time of adoption, LNL recorded a charge to net income as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements.

1B.In conjunction with recording the above charge in 1A., LNL also recorded an increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

2A.Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, LNL reclassified related available-for-sale securities to trading securities classification.

2B.The previously recorded increases to shareholder's equity reported in Other
   Comprehensive Income as a result of the available-for-sale classification of these securities were reversed as part of the reclassification accounting.

Effective with the fourth quarter of 2003, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading account securities. These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading securities. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

The Lincoln National Life Insurance Company

Change in Estimate for Personal Accident Reinsurance Reserves.
As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million, after-tax ($32.1 million, pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain. As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million, after-tax ($283.2 million, pre-tax). After giving effect to LNL's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 million, after-tax ($183.2 million, pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. LNL adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See Note 13 for information on Restructuring charges.

The Lincoln National Life Insurance Company

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3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
December 31, 2004:
  Corporate bonds...........................   $24,415.4... $1,660.9 $(108.3) $25,968.0.
  U.S. government bonds.....................       151.6...     11.1       --     162.7.
  Foreign government bonds..................       884.6...     61.9    (0.4)     946.1.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       695.8...      9.9    (1.0)     704.7.
    Collateralized mortgage obligations.....     2,650.8...     62.6    (8.2)   2,705.2.
    Commercial mortgage backed securities...     2,347.4...    111.8    (9.7)   2,449.5.
    Other asset-backed securities...........       150.3...      7.7    (0.5)     157.5.
  State and municipal bonds.................       157.7...      4.5    (0.6)     161.6.
  Redeemable preferred stocks...............        61.2...     15.0       --      76.2.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    31,514.8...  1,945.4  (128.7)  33,331.5.
Equity securities...........................       101.2...     12.5       --     113.7.
                                               ---------    -------- -------  ---------
Total.......................................   $31,616.0... $1,957.9 $(128.7) $33,445.2.
                                               =========    ======== =======  =========
December 31, 2003:
  Corporate bonds...........................   $23,414.0... $1,689.5 $(169.6) $24,933.9.
  U.S. government bonds.....................       196.4...      9.3    (0.2)     205.5.
  Foreign government bonds..................       820.8...     42.2   (13.4)     849.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       460.6...     15.2    (1.4)     474.4.
    Collateralized mortgage obligations.....     2,419.3...     66.8    (9.2)   2,476.9.
    Commercial mortgage backed securities...     1,946.6...    118.6   (13.1)   2,052.1.
    Other asset-backed securities...........       152.3...      6.0    (0.5)     157.8.
  State and municipal bonds.................       143.5...      5.3    (0.5)     148.3.
  Redeemable preferred stocks...............        53.7...     10.5    (0.1)      64.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,607.2...  1,963.4  (208.0)  31,362.6.
Equity securities...........................       128.6...     19.0    (0.4)     147.2.
                                               ---------    -------- -------  ---------
Total.......................................   $29,735.8... $1,982.4 $(208.4) $31,509.8.
                                               =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2004
           Due in one year or less..........   $ 1,238.7    $ 1,254.3
           Due after one year through five
            years...........................     6,193.7      6,486.6
           Due after five years through ten
            years...........................     9,709.6     10,305.7
           Due after ten years..............     8,528.5      9,268.0
                                               ---------    ---------
           Subtotal.........................    25,670.5     27,314.6
           Asset and mortgage-backed
            securities......................     5,844.3      6,016.9
                                               ---------    ---------
           Total............................   $31,514.8    $33,331.5
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                               Par Value Amortized Cost Fair Value
                               --------- -------------- ----------
                                          (in millions)
                               -----------------------------------
             December 31, 2004
               Below 5%....... $  823.5     $  251.8     $  250.0
               5%-6%..........  2,331.9      2,318.8      2,348.2
               6%-7%..........  1,560.3      1,567.3      1,614.8
               Above 7%.......  1,684.0      1,706.4      1,803.9
                               --------     --------     --------
               Total.......... $6,399.7     $5,844.3     $6,016.9
                               ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                                 December 31, 2004
               NAIC     Rating Agency
            Designation Equivalent Designation Fair Value  % of Total
            ----------- ---------------------- ----------  ----------
                                               (in millions, except %)
                                               ----------------------
                 1        AAA/AA /A........... $20,132.2      60.4%
                 2        BBB.................  11,054.2      33.2
                 3        BB..................   1,401.0       4.2
                 4        B...................     502.3       1.5
                 5        CCC and lower.......     118.9       0.3
                 6        In or near default..     122.9       0.4
                                               ---------     -----
                          Total............... $33,331.5     100.0%
                                               =========     =====

The major categories of net investment income are as follows:

                                          Year Ended December 31
                                          2004     2003     2002
                                        -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities $1,932.3 $2,030.1 $2,030.3
              Equity securities........      8.4      9.2     10.1
              Trading securities.......    173.3     41.2       --
              Mortgage loans on real
               estate..................    349.5    337.9    356.3
              Real estate..............     24.7     42.0     45.8
              Policy loans.............    119.2    122.5    133.6
              Invested cash............     20.6      5.3     30.4
              Other investments........     54.3     47.6     18.8
                                        -------- -------- --------
              Investment revenue.......  2,682.3  2,635.8  2,625.3
              Investment expense.......     89.1     95.7     92.2
                                        -------- -------- --------
              Net investment income.... $2,593.2 $2,540.1 $2,533.1
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                   2004      2003
                                                 --------- --------
                                                   (in millions)
                                                 ------------------
            Year Ended December 31
              Corporate bonds...................  $2,259.0 $2,171.2
              U.S. government bonds.............     307.8    285.9
              Foreign government bonds..........      50.5     46.5
              Asset and mortgage-backed
               securities:
                Mortgage pass-through
                 securities.....................      37.6     18.9
                Collateralized mortgage
                 obligations....................     103.1    110.8
                Commercial mortgage backed
                 securities.....................     151.4    123.1
                Other asset-backed securities...       9.3      9.7
              State and municipal bonds.........      18.8     16.5
              Redeemable preferred stocks.......       2.7      1.7
                                                 --------- --------
            Total fixed maturity securities.....   2,940.2  2,784.3
            Equity securities...................       2.3      2.2
                                                 --------- --------
            Total............................... $ 2,942.5 $2,786.5
                                                 ========= ========

The portion of the market adjustment for trading securities and the corresponding market adjustment for the reinsurance embedded derivative related to trading securities at December 31, 2004 and 2003 was $25.7 million and $307.7 million, respectively.

The Lincoln National Life Insurance Company

The detail of the realized gain (loss) on investments is as follows:

                                               Year Ended December 31
                                               2004    2003     2002
                                              ------  ------  -------
                                                   (in millions)
                                              -----------------------
         Realized loss on investments and
          derivative instruments............. $(58.2) $(16.1) $(262.8)
         Gain on transfer of securities from
          available-for-sale to trading......     --   342.9       --
         Gain (loss) on reinsurance
          embedded derivative/trading
          securities.........................   (1.0)    4.0       --
         Gain (loss) on sale of subsidiaries/
          business...........................   14.1      --    (10.6)
                                              ------  ------  -------
         Total Realized Gain (Loss) on
          Investments........................ $(45.1) $330.8  $(273.4)
                                              ======  ======  =======

The detail of the realized loss on investments and derivative instruments is as follows:

                                            Year Ended December 31
                                            2004     2003     2002
                                          -------  -------  -------
                                                (in millions)
                                          -------------------------
            Fixed maturity securities
             available-for-sale
              Gross gain................. $ 107.6  $ 333.7  $ 163.8
              Gross loss.................  (115.3)  (353.7)  (578.5)
            Equity securities
             available-for-sale
              Gross gain.................    18.7     25.4     11.8
              Gross loss.................    (0.7)    (4.4)   (22.2)
            Other investments............     4.5     28.1     27.2
            Associated (amortization)
             restoration of deferred
             acquisition costs and
             provision for policyholder
             commitments.................   (51.2)   (32.8)   143.2
            Investment expenses..........   (10.3)    (9.9)    (9.3)
                                          -------  -------  -------
            Total Investments............   (46.7)   (13.6)  (264.0)
            Derivative instruments net of
             associated (amortization)
             restoration of deferred
             acquisition costs...........   (11.5)    (2.5)     1.2
                                          -------  -------  -------
            Total Investments and
             Derivative Instruments...... $(58.2)  $ (16.1) $(262.8)
                                          =======  =======  =======

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                            Year Ended December 31
                                             2004    2003    2002
                                            -----   ------  ------
                                                (in millions)
                                            ---------------------
              Fixed maturity securities
               available-for-sale.......... $67.2   $248.8  $296.6
              Equity securities
               available-for-sale..........    --      3.4    21.4
              Mortgage loans on real estate  (2.0)     5.6     9.7
              Real estate..................    --      4.1      --
              Other long-term investments..    --       --     6.4
              Guarantees...................  (0.1)    (0.3)     --
                                            -----   ------  ------
              Total........................ $65.1   $261.6  $334.1
                                            =====   ======  ======

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                          Year Ended December 31
                                           2004   2003    2002
                                          -----  ------ --------
                                              (in millions)
                                          ----------------------
                Fixed maturity securities $61.3  $190.8 $1,219.5
                Equity securities........  (6.1)    7.6     13.0
                                          -----  ------ --------
                Total.................... $55.2  $198.4 $1,232.5
                                          =====  ====== ========

The Lincoln National Life Insurance Company

For total traded and private securities held by LNL at December 31, 2004 and 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                             % Fair Amortized % Amortized Unrealized % Unrealized
                                  Fair Value Value    Cost       Cost        Loss        Loss
                                  ---------- ------ --------- ----------- ---------- ------------
                                                           (in millions)
                                  --------------------------------------------------------------
2004
(less or =) 90 days                $2,263.8   45.1% $2,280.0      44.3%    $ (16.2)      12.6%
90 days but (less or =) 180 days      338.1    6.7%    344.8       6.7%       (6.7)       5.2%
180 days but (less or =) 270 days   1,099.6   21.9%  1,127.9      21.9%      (28.3)      22.0%
270 days but (less or =) 1 year       187.1    3.7%    191.8       3.7%       (4.7)       3.7%
1 year                              1,133.9   22.6%  1,206.7      23.4%      (72.8)      56.5%
                                   --------  -----  --------     -----     -------      -----
Total                              $5,022.5  100.0% $5,151.2     100.0%    $(128.7)     100.0%
                                   ========  =====  ========     =====     =======      =====
2003
(less or =) 90 days                $1,903.7   41.1% $1,923.8      39.8%    $ (20.1)       9.6%
90 days but (less or =) 180 days    1,166.0   25.2%  1,200.7      24.8%      (34.7)      16.7%
180 days but (less or =) 270 days     504.1   10.9%    531.5      11.0%      (27.4)      13.2%
270 days but (less or =) 1 year       141.8    3.1%    147.0       3.0%       (5.2)       2.5%
1 year                                915.7   19.7%  1,036.6      21.4%     (120.9)      58.0%
                                   --------  -----  --------     -----     -------      -----
Total                              $4,631.3  100.0% $4,839.6     100.0%    $(208.3)     100.0%
                                   ========  =====  ========     =====     =======      =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by LNL in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) LNL's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9--Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Property and Equipment," include allowances for depreciation as follows:

                                             December 31
                                             2004    2003
                                             -----  ------
                                             (in millions)
                                             ------------
                      Real estate........... $23.5  $ 22.0
                      Property and equipment  49.3   100.9

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                       December 31
                                                      2004    2003
                                                     ------  ------
                                                      (in millions)
                                                     --------------
            Impaired loans with allowance for losses $ 84.0  $120.2
            Allowance for losses....................  (15.5)  (17.5)
                                                     ------  ------
            Net impaired loans...................... $ 68.5  $102.7
                                                     ======  ======

The allowance for losses is maintained at a level believed adequate by LNL to absorb estimated probable credit losses. LNL's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

The Lincoln National Life Insurance Company

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                            Year Ended December 31
                                             2004    2003    2002
                                            -----   ------  -----
                                                (in millions)
                                            --------------------
               Balance at beginning-of-year $17.5   $ 11.9  $ 2.2
               Provisions for losses.......   4.7     16.4   12.7
               Releases due to principal
                paydowns...................  (6.7)   (10.8)  (3.0)
                                            -----   ------  -----
               Balance at end-of-year...... $15.5   $ 17.5  $11.9
                                            =====   ======  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                              Year Ended December 31
                                               2004    2003   2002
                                               ------  -----  -----
                                                (in millions)
                                              ----------------------
               Average recorded investment in
                impaired loans............... $100.7   $72.6  $54.0
               Interest income recognized on
                impaired loans...............    9.1     8.1    5.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2004 and 2003, LNL had no mortgage loans on non-accrual status. As of December 31, 2004 and 2003, LNL had no mortgage loans past due 90 days and still accruing.

As of December 31, 2004 and 2003, LNL had restructured mortgage loans of $69.5 million and $63.6 million, respectively. LNL recorded $3.6 million and $4.7 million of interest income on these restructured mortgage loans in 2004 and 2003, respectively. Interest income in the amount of $6.4 million and $5.8 million would have been recorded on these mortgage loans according to their original terms in 2004 and 2003, respectively. As of December 31, 2004 and 2003, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2004, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $478.9 million. This includes $181.8 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $147.4 million and $132.1 million at December 31, 2004 and 2003, respectively.

During the third quarter of 2003, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. LNL received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.1 million and $0.03 million were received in 2004 and 2003, respectively. The transaction was hedged with interest rate swaps to lock in the value of the loans. LNL recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. LNL did not retain an interest in the securitized assets.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2004   2003    2002
                                           ------ ------ -------
                                               (in millions)
                                           ---------------------
               Current.................... $ 97.7 $ 31.5 $(140.4)
               Deferred...................   95.5  213.4    41.5
                                           ------ ------ -------
               Total tax expense (benefit) $193.2 $244.9 $ (98.9)
                                           ====== ====== =======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                               Year Ended December 31
                                                2004    2003    2002
                                              -------  ------  ------
                                                   (in millions)
                                              -----------------------
         Tax rate times pre-tax income (loss) $ 271.6  $323.1  $(22.2)
         Effect of:
           Tax-preferred investment income...  (68.7)   (49.7)  (46.6)
           Tax credits.......................  (13.9)   (19.1)  (17.7)
           Other items.......................     4.2    (9.4)  (12.4)
                                              -------  ------  ------
         Provision for income taxes.......... $ 193.2  $244.9  $(98.9)
         Effective tax rate..................      25%     27%    N/M
                                              =======  ======  ======

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax loss of $63.4 million resulted in a tax benefit of $98.9 million in 2002, the effective tax rate was not meaningful.

The Federal income tax liability is as follows:

                                                   December 31
                                                    2004   2003
                                                   ------  -----
                                                   (in millions)
                                                   ------------
                Current........................... $ 47.4  $19.7
                Deferred..........................  102.2   17.2
                                                   ------  -----
                Total Federal income tax liability $149.6  $36.9
                                                   ======  =====

The Lincoln National Life Insurance Company

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2004      2003
                                                  --------- --------
                                                    (in millions)
                                                  ------------------
           Deferred tax assets:
             Insurance and investment contract
              liabilities........................  $1,158.9 $1,123.7
             Reinsurance deferred gain...........     317.9    321.6
             Net capital loss carryforwards......        --     41.1
             Reinsurance related derivative
              liability..........................     123.7    114.6
             Post-retirement benefits other than
              pensions...........................      17.0      6.1
             Compensation related................      93.1     80.0
             Ceding commission asset.............      12.9     14.8
             Other...............................      50.8     23.8
                                                  --------- --------
           Total deferred tax assets.............   1,774.3  1,725.7
                                                  ========= ========
           Deferred tax liabilities:
             Deferred acquisition costs..........     721.3    607.3
             Net unrealized gain on securities
              available-for-sale.................     653.5    640.9
             Trading security gains..............     115.8    107.8
             Present value of business in-force..     286.7    322.6
             Other...............................      99.2     64.3
                                                  --------- --------
           Total deferred tax liabilities........   1,876.5  1,742.9
                                                  --------- --------
           Net deferred tax liability............ $   102.2 $   17.2
                                                  ========= ========

The Company and its affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2004 and 2002 was $56.4 million and $396.5 million, respectively. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses.

LNL is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2004 and 2003, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2004 and 2003.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2004, LNL has approximately $200.7 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. As a result, LNL believes that its dividend activity will be sufficient to eliminate the account balance during the suspension period.

The LNC consolidated return group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). The audits from tax years through 1995 have been completed and these years are closed. The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which the company continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. LNL does not anticipate that any adjustments that might result from such audits would be material to LNL's consolidated results of operations or financial condition.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
5. Supplemental Financial Data

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                           Year Ended December 31
                                           2004     2003     2002
                                         -------  -------  -------
                                               (in millions)
                                         -------------------------
            Insurance assumed........... $   0.3  $   1.0  $   1.1
            Insurance ceded.............  (315.1)  (250.9)  (233.1)
                                         -------  -------  -------
            Net reinsurance premiums and
             fees....................... $(314.8) $(249.9) $(232.0)
                                         =======  =======  =======

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.6 billion in each of the years ended December 31, 2004, 2003 and 2002.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                  Year Ended December 31
                                                    2004        2003*
                                                   --------   --------
                                                     (in millions)
                                                  ---------------------
          Balance at beginning-of-year........... $2,526.5    $2,342.1
          Deferral...............................    839.0       636.1
          Amortization...........................   (411.7)     (275.5)
          Adjustment related to realized gains on
           securities available-for-sale.........    (45.7)      (50.2)
          Adjustment related to unrealized gains
           on securities available-for-sale......    (14.7)     (126.0)
          Cumulative effect of accounting
           change................................    (39.3)         --
                                                   --------   --------
          Balance at end-of-year................. $2,854.1    $2,526.5
                                                   ========   ========

--------
*Amounts have been restated for the reclassification of deferred sales inducements. Refer to Note 2 for additional information.

Realized loss on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2004, 2003 and 2002 are net of amounts restored or (amortized) against deferred acquisition costs of $(45.7) million, $(50.2) million and $115.0 million, respectively. In addition, realized gains and losses for the year ended December 31, 2004, 2003 and 2002 are net of adjustments made to policyholder reserves of $(1.5) million, $18.0 million and $25.6 million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2004      2003      2002
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  695.2  $  572.3  $  566.7
            Other volume related
             expenses.................    435.0     328.4     264.2
            Operating and
             administrative expenses..    585.7     624.4     664.0
            Deferred acquisition costs
             net of amortization......   (427.3)   (360.6)   (313.1)
            Restructuring charges.....     18.4      45.5        --
            Other intangibles
             amortization.............    102.2      90.9     105.7
            Other.....................     85.4      96.8      95.8
                                       --------  --------  --------
            Total..................... $1,494.6  $1,397.7  $1,383.3
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2004   2003
                                           ------ ------
                                           (in millions)
                                           -------------
                        Life Insurance.... $855.1 $855.1
                        Lincoln Retirement   64.1   64.1
                                           ------ ------
                        Total............. $919.2 $919.2
                                           ====== ======

The Lincoln National Life Insurance Company

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                               As of December 31, 2004     As of December 31, 2003
                             --------------------------- ---------------------------
                             Gross Carrying Accumulated  Gross Carrying Accumulated
                                 Amount     Amortization     Amount     Amortization
                             -------------- ------------ -------------- ------------
                                                  (in millions)
                             -------------------------------------------------------
Amortized Intangible Assets:
  Present value of in-force
    Lincoln Retirement......    $  225.0       $132.4       $  225.0       $111.9
    Life Insurance..........     1,254.2        527.7        1,254.2        445.5
                                --------       ------       --------       ------
Total.......................    $1,479.2       $660.1       $1,479.2       $557.4
                                ========       ======       ========       ======

Future estimated amortization of other intangible assets is as follows (in millions):

                     2005-$72.6 2006-$61.0       2007-$67.8
                     2008- 66.5 2009- 65.5 Thereafter-485.7

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                                                     December 31
                                                                               2004     2003      2002
                                                                             -------  --------  --------
                                                                                    (in millions)
                                                                             ---------------------------
Balance at beginning of year................................................ $ 921.8  $1,012.8  $1,118.5
Interest accrued on unamortized balance (Interest rates range from 5% to 7%)    49.9      55.6      61.4
Amortization................................................................  (152.6)   (146.6)   (167.1)
                                                                             -------  --------  --------
Balance at end-of-year...................................................... $ 819.1  $  921.8  $1,012.8
                                                                             =======  ========  ========

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                           December 31
                                                         2004      2003
                                                       --------- ---------
                                                          (in millions)
                                                       -------------------
      Premium deposit funds........................... $22,267.3 $21,891.8
      Undistributed earnings on participating business     145.3     155.1
      Other...........................................     714.0     680.9
                                                       --------- ---------
      Total........................................... $23,126.6 $22,727.8
                                                       ========= =========

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                                            December 31
                                                           2004     2003
                                                         -------- --------
                                                           (in millions)
                                                         -----------------
      Short-term debt:                                   $   32.1 $   41.9
                                                         -------- --------
      Long-term debt:
        Surplus notes due Lincoln National Corporation:
          6.56% surplus note, due 2028                   $  500.0 $  500.0
          6.03% surplus note, due 2028                      750.0    750.0
                                                         -------- --------
      Total Surplus Notes...............................  1,250.0  1,250.0
      Mortgage loans on investment real estate..........     47.2       --
                                                         -------- --------
      Total long-term debt.............................. $1,297.2 $1,250.0
                                                         ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note of $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 8). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. After January 5, 2003, subject to approval by the Indiana Insurance Commissioner,

The Lincoln National Life Insurance Company

LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 8). This note calls for LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. After December 18, 2003, subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2004 was $78.8 million and $79.3 million for 2003 and 2002.

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


LNL issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). LNL also issues variable annuity and life contracts through separate accounts that include various types of GMDB features and a GMWB feature. The GMDB features include those where LNL contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2004 and 2003. (Note that LNL's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                     December 31
                                                     2004        2003
                                                       -----      -----
                                                     In the Event of Death
                                                     ---------------------
                                                     (in billions)
                                                     ---------------------
               Return of net deposit
                 Account value...................... $28.4.....  $25.2....
                 Net amount at risk.................   0.2.....    0.4....
                 Average attained age of
                  contractholders...................    52.....     51....
               Return of net deposits plus a minimum
                return
                 Account value......................  $0.3.....  $ 0.3....
                 Net amount at risk.................    --.....     --....
                 Average attained age of
                  contractholders...................    65.....     64....
                 Guaranteed minimum return..........    5%.....     5%....
               Highest specified anniversary account
                value minus withdrawals post
                anniversary
                 Account value...................... $15.6.....  $12.4....
                 Net amount at risk.................   0.6.....    1.1....
                 Average attained age of
                  contractholders...................    62.....     61....

Approximately $4.2 billion and $0.8 billion of separate account values at December 31, 2004 and 2003, respectively, were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under FAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                        December 31
                                                        2004   2003
                                                       -----  -----
                                                       (in billions)
                                                       ------------
            Asset Type
              Domestic equity......................... $27.6  $23.2
              International equity....................   3.2    2.4
              Bonds...................................   4.2    3.6
                                                       -----  -----
                Total.................................  35.0   29.2
              Money market............................   3.3    3.2
                                                       -----  -----
                Total................................. $38.3  $32.4
                                                       =====  =====
            Percent of total variable annuity separate
             account values                             88.7%  90.5%
                                                       =====  =====

The Lincoln National Life Insurance Company

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                                 GMDB
                                                             2004    2003
                                                            ------- ------
                                                             (in millions)
                                                            --------------
       Total:
         Balance at January 1.............................. $  46.4 $ 84.5
         Cumulative effect of implementation of SOP 03-1...   (9.7)     --
         Benefits reserves.................................   (2.1)   (2.6)
         Benefits paid.....................................  (16.4)  (35.5)
                                                            ------- ------
         Balance at December 31............................ $  18.2 $ 46.4
                                                            ======= ======
       Ceded:
         Balance at January 1.............................. $ (3.5) $   --
         Cumulative effect of implementation of SOP 03-1...     1.7     --
         Benefits reserves.................................  (23.2)   (4.7)
         Benefits paid.....................................     7.0    1.2
                                                            ------- ------
         Balance at December 31............................ $(18.0) $ (3.5)
                                                            ======= ======
       Net:
         Balance at January 1.............................. $  42.9 $ 84.5
         Cumulative effect of implementation of SOP 03-1...   (8.0)     --
         Benefits reserves.................................  (25.3)   (7.3)
         Benefits paid.....................................   (9.4)  (34.3)
                                                            ------- ------
         Balance at December 31............................ $   0.2 $ 42.9
                                                            ======= ======

The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. Effective July 1, 2003, LNL entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, LNL ceded a portion of its GMDB and all of its GMWB risks to LNR Barbados. The treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. At the time of the amendment, LNL transferred its existing remaining GMDB reserves ($36 million) to LNR Barbados. In addition to the reserve transfer, LNL paid premiums to LNR Barbados totaling $54.3 million and $13.2 million in 2004 and 2003, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
7. Benefit Plans

Pension and Other Post-retirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of $2.3 million pre-tax. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

As discussed in Note 2, the Medicare Act became law in 2003. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued FSP 106-1, which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

LNL elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003, do not reflect the effects of the Medicare Act.

In May 2004, the staff of the FASB issued FSP 106-2, which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004.

LNC and LNL completed their analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in the third quarter of 2004. The implementation did not have a material effect on LNL's results of operations.

The Lincoln National Life Insurance Company

Obligations, Funded Status and Assumptions
Information with respect to LNC's defined benefit plan asset activity and defined benefit plan obligations as it relates to LNL employees is as follows:

                                                       Year Ended December 31
                                                  --------------------------------------
                                                                   Other Post-retirement
                                                  Pension Benefits       Benefits
                                                  ---------------        --
                                                    2004    2003    2004       2003
                                                  -------  ------   ------     ------
                                                           (in millions)
Change in plan assets:
  Fair value of plan assets at beginning-of-year.  $436.9  $343.0  $   --     $   --
  Transfers of assets............................      --     0.9      --         --
  Actual return on plan assets...................    46.8    79.2      --         --
  Company contributions..........................    32.7    40.5     6.5        4.6
  Administrative expenses........................   (2.0)    (1.8)     --         --
  Benefits paid..................................  (36.1)   (24.9)   (6.5)      (4.6)
                                                  -------  ------   ------     ------
  Fair value of plan assets at end-of-year.......   478.3   436.9      --         --
                                                  =======  ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........   449.9   441.1    79.1       88.9
  Transfers of benefit obligations...............      --     0.6      --         --
  Medicare Part D Subsidy........................     1.1      --    (5.1)        --
  Service cost...................................    16.7    18.1     1.7        1.4
  Interest cost..................................    28.5    27.2     4.6        4.9
  Plan participants' contributions...............      --      --     1.4        1.0
  Special termination benefits...................     0.1     1.4      --         --
  Plan curtailment gain..........................      --      --      --       (2.3)
  Actuarial (gains) losses.......................    32.7   (13.6)    7.7      (10.2)
  Benefits paid..................................  (36.1)   (24.9)   (6.5)      (4.6)
                                                  -------  ------   ------     ------
  Benefit obligation at end-of-year..............   492.9   449.9    82.9       79.1
                                                  =======  ======   ======     ======
Underfunded status of the plans..................   (14.6)  (13.0)  (82.9)     (79.1)
Unrecognized net actuarial (gains) losses........    60.3    38.4     1.5       (1.9)
Unrecognized prior service cost..................   (14.9)  (17.0)     --         --
                                                  -------  ------   ------     ------
Prepaid (accrued) benefit cost................... $  30.8  $  8.4  $(81.4)    $(81.0)
                                                  =======  ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................    6.00%   6.50%   6.00%      6.50%
  Expected return on plan assets.................    8.25%   8.25%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................    4.00%   4.00%     --         --
  All other plans................................    4.00%   4.00%   4.00%      4.00%

LNL uses a December 31 measurement date for its pension and post-retirement plans.

The expected return on plan assets for both 2004 and 2003 was 8.25%. This rate is initially established at the beginning of the plan year based on the historical rates of return and is reevaluated based on the actual return through an interim date during the current plan year. As there was not a significant variance between the projected actual return for both 2003 and 2004 and the expected return of 8.25%, LNL maintained the expected return at 8.25% for the actuarial valuation calculated at the end of each year.

The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 9.5% for 2004. It further assumes the rate will gradually decrease to 5.0% by 2015 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2004 and 2003 by $5.6 million and $4.6 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2004 and 2003 would increase by $0.5 million and $0.4 million, respectively.

The Lincoln National Life Insurance Company

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                  December 31
                                                  2004   2003
                                                 ------ ------
                                                 (in millions)
                                                 -------------
                  Accumulated benefit obligation $135.5 $127.8
                  Projected benefit obligation..  136.3  129.6
                  Fair value of plan assets.....   81.8   78.2

Minimum Pension Liability Adjustment

                                                                                                                Year Ended
                                                                                                                December 31
                                                                                                               2004   2003
                                                                                                               ----- ------
                                                                                                               (in millions)
                                                                                                               ------------
Increase/(decrease) in minimum pension liability adjustment included in other comprehensive income (after-tax) $ 3.7 $(42.6)

                                                                                                               December 31,
                                                                                                               2004   2003
                                                                                                               ----- ------
Minimum pension liability adjustment included in accumulated other comprehensive income (after-tax)........... $13.0 $  9.3

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                                   Year Ended December 31
                                                                Other Post-retirement
                                           Pension Benefits           Benefits
                                        ----------------------  -------------------
                                         2004    2003    2002    2004    2003   2002
                                        ------  ------  ------  -----   -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.2  $ 19.4  $ 17.8  $ 1.7   $ 1.4  $ 1.4
Interest cost..........................   28.5    27.2    26.8    4.6     5.0    5.1
Expected return on plan assets.........  (35.2)  (27.7)  (27.1)    --      --     --
Amortization of prior service cost.....   (2.2)   (2.2)   (2.4)    --      --     --
Recognized net actuarial (gains) losses    0.7     5.7     0.2   (0.8)   (0.2)  (0.4)
                                        ------  ------  ------  -----   -----  -----
Net periodic benefit cost.............. $  9.0  $ 22.4  $ 15.3  $ 5.5   $ 6.2  $ 6.1
                                        ======  ======  ======  =====   =====  =====

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $3.0 million, $3.7 million, and $1.0 million in 2004, 2003 and 2002, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

Plan Assets
Defined benefit pension plan assets allocations at December 31, 2004 and 2003, by asset category are as follows:

                                                 2004   2003
                                                -----  -----
                   Asset Category
                     Equity securities.........  63.6%  61.9%
                     Fixed income securities...  31.7   30.7
                     Real estate...............   1.2    5.6
                     Cash and cash equivalents.   3.5    1.8
                                                -----  -----
                     Total..................... 100.0% 100.0%
                                                =====  =====

The Lincoln National Life Insurance Company

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     ---------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
*Currency exposure can be hedged up to 100%
**International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

The Lincoln National Life Insurance Company

Plan Cash Flows

LNL expects to contribute between $0.0 million and $19.8 million to LNC's defined benefit pension plans in 2005. In addition, LNL expects to fund approximately the following amounts for benefit payments for unfunded non-qualified U.S. defined benefit plans:

                                    Post Retirement Plans
                      -------------------------------------------------
                                                                Not
                                         Reflecting          Reflecting
                      Non-Qualified U.S.  Medicare  Medicare  Medicare
                       Defined Benefit     Part D    Part D    Part D
        (in millions)    Pension Plan     Subsidy   Subsidy   Subsidy
        ------------- ------------------ ---------- -------- ----------
        Year
        ----
         2005........       $ 3.5          $ 5.7     $  --     $ 5.7
         2006........         3.5            4.4      (0.6)      5.0
         2007........         4.0            4.4      (0.6)      5.0
         2008........         4.3            4.3      (0.7)      5.0
         2009........         4.4            4.2      (0.7)      4.9
         Thereafter..        29.9           19.1      (3.5)     22.6

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. LNL's expense for the 401(k) plan amounted to $25.2 million, $22.9 million, and $12.6 million in 2004, 2003 and 2002, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense/(income) for these plans amounted to $6.8 million, $17.0 million, and $(3.6) million in 2004, 2003 and 2002, respectively. These expenses reflect both LNL's employer matching contributions of $2.1 million, $2.4 million and $1.1 million, as well as changes in the measurement of LNL's liabilities net of LNC's total return swap under these plans of $4.7 million, $14.6 million and $(4.7) million for 2004, 2003 and 2002 respectively.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

LNL's total liabilities associated with these plans were $126.1 million and $123.9 million at December 31, 2004 and 2003, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2004 consisted of 35,796 10-year LNC stock options, 372,970 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2004, 139,377 stock options and 605,135 performance share units of these awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

The Lincoln National Life Insurance Company

Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2004 was $0.6 million relating to stock options, $11.2 million relating to performance shares, and $0.7 million relating to cash awards. Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2003 was $0.2 million relating to stock options, $2.7 million relating to performance shares, and $0.2 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in the total LNL stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2004 and 2003 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, LNL's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for its stock option incentive plans under FAS 123, which is considered the preferable accounting method for stock based compensation. Previously, LNL accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of APB 25, and related interpretations. For more information, see Footnote 2 in the Notes to Consolidated Financial Statements.

Information with respect to LNL stock options outstanding at December 31, 2004 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2004          (Years)       Exercise Price       2004       Exercise Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$21-$30      784,141          4.95            $25.35          649,552         $25.40
 31- 40      499,406          3.82             38.15          482,070          38.26
 41- 50    1,802,342          4.86             44.41        1,557,320          44.39
 51- 60    1,871,236          5.53             51.36        1,545,363          51.21
-------    ---------                                        ---------
$21-$60    4,957,125                                        4,234,305
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                      2004   2003   2002
                                                     -----  -----  ------
      Dividend yield................................   3.0%   5.0%    2.5%
      Expected volatility...........................  28.7%  39.8%   39.6%
      Risk-free interest rate.......................   2.7%   2.2%    4.5%
      Expected life (in years)......................   3.6    3.6     4.2
      Weighted-average fair value per option granted $8.61  $5.55  $16.00

The Lincoln National Life Insurance Company

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2002..........  7,233,277      $39.20     4,213,907     $39.05
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------
Balance at December 31, 2002........  6,638,671       41.39     4,035,327      40.00
                                     ==========      ======
Granted-original....................    288,165       25.54
Granted-reloads.....................     13,696       35.28
Exercised (includes shares tendered)   (332,769)      24.22
Forfeited...........................   (540,328)      41.21
                                     ----------      ------
Balance at December 31, 2003........  6,067,435       41.57     4,681,490      41.49
                                     ==========      ======
Granted-original....................     35,796       47.55
Granted-reloads.....................     43,681       45.54
Exercised (includes shares tendered)   (883,042)      46.97
Forfeited...........................   (306,745)      48.07
                                     ----------      ------
Balance at December 31, 2004........  4,957,125      $43.39     4,234,305     $43.27
                                     ==========      ======     =========     ======

Total compensation expense for incentive plans involving stock options granted to LNL employees and agents, for 2004, 2003, and 2002 was $6.8 million, $13.9 million, and $18.7 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for LNL agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized for the SAR program for 2004, 2003 and 2002 was $6.2 million, $6.8 million and $(0.7) million, respectively. The mark-to-market gain (loss) recognized through net income on the call options on LNC stock for 2004, 2003 and 2002 was $2.4 million, $0.3 million and $(6.7) million, respectively. The SAR liability at December 31, 2004 and 2003 was $9.4 million and $9.8 million, respectively.

Information with respect to the LNC SARs incentive plan outstanding for LNL agents at December 31, 2004 is as follows:

                    SARs Outstanding                             SARs Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2004          (Years)       Exercise Price       2004           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$20-$30      369,685          2.03            $24.96         180,604          $24.80
 31- 40        9,066          2.39             34.49           4,100           35.93
 41- 50      590,874          2.16             44.87         283,922           43.60
 51- 60      321,875          2.20             52.10         161,365           52.10
-------    ---------                                         -------
$20-$60    1,291,500                                         629,991
=======    =========                                         =======

The Lincoln National Life Insurance Company

The option price assumptions used for grants to LNL agents under the LNC SAR plan were as follows:

                                                    2004   2003   2002
                                                   -----  -----  ------
       Dividend yield.............................   3.0%   4.6%    2.7%
       Expected volatility........................  25.0%  35.0%   29.5%
       Risk-free interest rate....................   3.1%   3.3%    5.0%
       Expected life (in years)...................   5.0    5.0     5.0
       Weighted-average fair value per SAR granted $8.98  $9.05  $10.86

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
Balance at January 1, 2002.......... 1,125,091      $33.85     102,710     $25.02
Granted-original....................   383,675       51.95
Exercised (includes shares tendered)   (90,818)      28.57
Forfeited...........................   (35,700)      34.95
                                     ---------      ------
Balance at December 31, 2002........ 1,382,248       39.20     301,108      32.06
                                     =========      ======
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------      ------
Balance at December 31, 2003........ 1,599,524       36.92     597,892      36.45
                                     =========      ======
Granted-original....................   190,250       47.58
Exercised (includes shares tendered)  (344,588)      28.32
Forfeited...........................  (153,686)      35.83
                                     ---------      ------
Balance at December 31, 2004........ 1,291,500       40.90     629,991      40.34
                                     =========      ======     =======     ======

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to LNL employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to LNL employees from 2002 through 2004 was as follows:

                                                      2004    2003    2002
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  68,730  10,910  46,500
   Weighted-average price per share at time of grant $ 47.46 $ 31.41 $ 33.55

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies

Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for LNL excluding the insurance subsidiaries sold to Swiss Re in 2001, was $310 million, $267 million and $(252) million for 2004, 2003 and 2002, respectively. In December 2001, Swiss Re acquired LNL's reinsurance operations. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. See Note 12 for further discussion of Swiss Re's acquisition of LNL's reinsurance operation.

Shareholder's equity as determined in accordance with statutory accounting practices for LNL was $3.0 billion and $2.8 billion for December 31, 2004 and 2003, respectively.

LNL acquired a block of individual life insurance and annuity business from CIGNA in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, LNL's statutory earned surplus was negative.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. As a result of negative statutory earned surplus, LNL was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, LNL received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from LNL's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNL's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for LNL at December 31, 2001.

In general, a dividend is not subject to prior approval from the Commissioner provided LNL's statutory earned surplus is positive and the proposed dividend, plus all other dividends made within the twelve consecutive months prior to the date of the proposed dividend, does not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by LNL to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus earnings in 2002, LNL's statutory earned surplus was negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, dividends paid by LNL in 2003 were subject to prior approval from the Commissioner.

Dividends of $200 million were paid by LNL to LNC in three quarterly installments during 2003. A special request was made for each payment and each was approved by the Commissioner. Dividends of $150 million were paid by LNL to LNC in three quarterly installments during 2004. Due to statutory earnings and favorable credit markets, LNL's 2004 dividends did not require prior approval. Based upon anticipated on-going positive statutory earnings and favorable credit markets, LNL expects it could continue to pay dividends in 2005 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers. These include reserve requirements, which differ from the State of Indiana and, in most cases, are more restrictive thus reducing LNL's total adjusted capital as reported to New York.

Reinsurance Contingencies

See Note 12, "Acquisitions and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNL's reinsurance operations in December 2001.

LNL's amounts recoverable from reinsurers represents receivables from and reserves ceded to reinsurers. LNL obtains reinsurance from a diverse group of reinsurers and monitors concentration as well as financial strength ratings of LNL's principal reinsurers. LNL's principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. As discussed above, LNL sold its reinsurance business to Swiss Re through an indemnity reinsurance arrangement in 2001. Because LNL is not relieved of its liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on the Consolidated Balance Sheet of LNL with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $4.1 billion at December 31, 2004, and is included in amounts recoverable from reinsurers. During 2004, Swiss Re funded a trust for $2.0 billion to support this business. In addition to various remedies that LNL would have in the event of a default by Swiss Re, LNL continues to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and crtain mortgage loans. LNL's funds withheld and embedded derivative liabilities at December 31, 2004 included $1.6 billion and $0.3 billion, respectively, related to the business reinsured by Swiss Re.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of

The Lincoln National Life Insurance Company mutual fund and variable insurance products and broker- dealer access arrangements. Like others in the industry, LNL has received inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, and the New York Attorney General. LNL is in the process of responding to these inquiries and continues to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2004, 2003 and 2002 was $54.7 million, $55.7 million and $55.5 million, respectively. Future minimum rental commitments are as follows (in millions):

            2005-$      53.9 2006-$      47.2 2007-$            44.4
                  2008- 37.7       2009- 28.6       Thereafter- 14.7

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNL completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45.0 million to $50.0 million.

Insurance Ceded and Assumed

LNL cedes insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy was to retain no more than $10 million on a single insured life. Beginning in 2003, the new business retention policy for fixed life insurance (primarily universal life and interest sensitive whole life) and variable universal life insurance is to retain no more than $5 million on a single insured life. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance ("COLI") is $1 million and $2 million, respectively. Portions of LNL's deferred annuity business have been reinsured on a Modco basis with other companies to limit LNL's exposure to interest rate risks. At December 31, 2004, the reserves associated with these reinsurance arrangements totaled $2.4 billion. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL remains liable if its reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

LNL's reinsurance operations were acquired by Swiss Re in December 2001. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Under the indemnity reinsurance agreements, Swiss Re reinsured certain liabilities and obligations of LNL. Because LNL is not relieved of its legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re.

Vulnerability from Concentrations

At December 31, 2004, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2004, 27.5% of such mortgages, or $0.9 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37.0 million. Also at December 31, 2004, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position.

Although LNL does not have any significant concentration of customers, LNL's Retirement segment has had a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds mutual funds as well as American Legacy Variable Annuity products. In 2002, LNL and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 30% and 17% of LNL's total gross annuity deposits in 2004 and 2003, respectively, compared with about 15% sold through AFD in 2002. In addition the American Legacy Variable Annuity product line represents approximately 36% and 35% of LNL's total gross annuity account values at December 31, 2004 and 2003 respectively.

The Lincoln National Life Insurance Company

Other Contingency Matters

LNC and LNL are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

LNC and LNL have pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNC and LNL settled their claims against three liability carriers on a favorable basis, and settled their claims against a fourth liability insurance carrier on a favorable basis in 2004.

For discussion of the resolution of legal proceedings related to LNL's sale of its former reinsurance business to Swiss Re, refer to the discussion of Reinsurance Contingencies above.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $4.6 million and $6.0 million were outstanding at December 31, 2004 and 2003, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNL is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by its risk management committee as part of that committee's oversight of LNL's derivative activities. LNL's derivative instruments committee is responsible for implementing various hedging

The Lincoln National Life Insurance Company strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                                   Assets (Liabilities)
                                                                                              ------------------------------
                                                                              Notional or     Carrying Value/ Carrying Value/
                                                                            Contract Amounts    Fair Value      Fair Value
                                                                           ------------------ --------------- ---------------
                                                                              December 31               December 31
                                                                             2004      2003        2004            2003
                                                                           --------- -------- --------------- ---------------
                                                                                             (in millions)
                                                                           -------------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements............................................  $4,000.0 $2,550.0     $   3.8         $  13.2
  Interest rate swap agreements...........................................     445.5    422.3        28.9            40.6
                                                                           --------- --------     -------         -------
Total interest rate derivative instruments................................   4,445.5  2,972.3        32.7            53.8
Foreign currency derivative instruments -- Foreign currency swaps.........      41.8     17.9        (5.6)           (1.5)
Credit derivative instruments -- Credit default swaps.....................      13.0      8.0         0.1             0.2
Equity indexed derivative instruments -- Call options (based on LNC Stock)       1.3      1.5        15.0            16.0
Embedded derivatives per FAS 133..........................................        --       --      (340.8)         (325.3)
                                                                           --------- --------     -------         -------
Total derivative instruments*............................................. $ 4,501.6 $2,999.7     $(298.6)        $(256.8)
                                                                           ========= ========     =======         =======

--------
* Total derivative instruments for 2004 are composed of assets of $52.7 million and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2003 are composed of an asset of $68.6 million and a liability of $325.3 million on the Consolidated Balance Sheet in derivative instruments and reinsurance related derivative liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                Interest Rate     Interest Rate   Foreign Currency
                                Cap Agreements   Swap Agreements  Swap Agreements
                              -----------------  ---------------  ---------------
                                 December 31       December 31    December 31
                                2004     2003     2004     2003   2004     2003
                              -------- --------  ------  -------  ----     -----
                                               (in millions)
                              ---------------------------------------------------
 Balance at beginning-of-year $2,550.0 $1,276.8  $422.3  $ 429.1  17.9     61.5
 New contracts...............  1,450.0  1,500.0    50.5    260.0  26.0       --
 Terminations and maturities.       --   (226.8)  (27.3)  (266.8) (2.1)   (43.6)
                              -------- --------  ------  -------   ----    -----
 Balance at end-of-year...... $4,000.0 $2,550.0  $445.5  $ 422.3  41.8     17.9
                              ======== ========  ======  =======   ====    =====

                                                Call Options
                                 Credit Default   (Based on
                                     Swaps       LNC Stock)     Swaptions
                                 -------------  ------------  ------------
                                  December 31    December 31   December 31
                                  2004   2003    2004   2003  2004   2003
                                 -----  ------  -----  -----  ---- -------
                                               (in millions)
                                 -----------------------------------------
    Balance at beginning-of-year $ 8.0  $ 26.0  $ 1.5  $ 1.3  $--  $ 180.0
    New contracts...............  10.0      --    0.2    0.3   --       --
    Terminations and maturities.  (5.0)  (18.0)  (0.4)  (0.1)  --   (180.0)
                                 -----  ------  -----  -----  ---  -------
    Balance at end-of-year...... $13.0  $  8.0  $ 1.3  $ 1.5  $--  $    --
                                 =====  ======  =====  =====  ===  =======

The Lincoln National Life Insurance Company

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2004 and 2003, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2004, 2003 and 2002, LNL recognized a net (loss) gain of ($7.4 million, after tax after-DAC), ($1.6 million, after-tax after DAC), and $0.8 million, after-tax after-DAC, respectively, in net income as a component of realized investment gains and losses. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain (loss) on swap terminations. For the years ended December 31, 2004, 2003 and 2002, LNL recognized a loss of $10.3 million, after-tax after-DAC, $7.6 million, after-tax after-DAC, and a gain of $8.8 million, after-tax after DAC, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2004, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2005 through 2014.

Call Options on LNC Stock.
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

Interest Rate Swap Agreements.
LNL used a forward starting interest rate swap agreement to hedge its exposure to the forecasted sale of mortgage loans. LNL was required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2004, there were no forward starting interest rate swap agreements.

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2009, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly

The Lincoln National Life Insurance Company increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions.
Swaptions entitled LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under FAS 133. Therefore, the swaptions did not qualify for hedge accounting under FAS 133. At December 31, 2004, there were no outstanding swaptions.

Credit Default Swaps.
LNL buys credit default swaps, which expire in 2006, to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant. As of December 31, 2004, LNL had bought credit swaps with a notional amount of $8.0 million. The credit default swaps expire in 2006.

LNL also sells credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to LNL at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2004, LNL had a credit swap with a notional amount of $5.0 million. The credit default swap expires in 2009.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section above, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Deferred Compensation Plan.
LNL has certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
LNL is involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

Derivative Instrument Embedded in Variable Annuity Products.
LNL has certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

Derivative Instruments Embedded in Available-for-Sale Securities.
LNL owns various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under FAS 133.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2003 through December 31, 2004 are not discussed in this disclosure.

Additional Derivative Information.
Income for the agreements and contracts described above amounted to $26.0 million, $22.9 million and $10.4 million in 2004, 2003 and 2002, respectively. The increase in income from 2002 to 2003 was primarily because of increased income on equity options and interest rate swaps.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2004, the exposure was $42.1 million.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale and Trading
Securities.
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values.

Other Investments, and Cash and Invested Cash.
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Long-term Debt.
Fair values for long-term debt issues are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

Guarantees.
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

Investment Commitments.
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.
Assets held in separate accounts are reported in the accompanying Consolidated Balance Sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The Lincoln National Life Insurance Company

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2004         2004          2003         2003
                                                               -------------- ----------  -------------- ----------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $33,331.5    $ 33,331.5    $ 31,362.6   $ 31,362.6
  Equity securities...........................................       113.7         113.7         147.2        147.2
  Trading Securities..........................................     2,942.5       2,942.5       2,786.5      2,786.5
  Mortgage loans on real estate...............................     3,855.1       4,144.4       4,189.5      4,550.1
  Policy loans................................................     1,864.7       2,020.7       1,917.8      2,086.4
  Derivative instruments*.....................................      (298.6)       (298.6)       (256.7)      (256.7)
  Other investments...........................................       369.1         369.1         363.4        363.4
  Cash and invested cash......................................     1,237.7       1,237.7       1,442.8      1,442.8
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.   (21,703.9)    (21,758.4)    (21,354.6)   (21,446.0)
  Remaining guaranteed interest and similar contracts.........       (45.2)        (46.7)        (86.7)       (91.2)
  Short-term debt.............................................       (32.1)        (32.1)        (41.9)       (41.9)
  Long-term debt..............................................    (1,297.2)     (1,254.7)     (1,250.0)    (1,205.0)
  Guarantees..................................................          --            --          (0.1)          --
  Investment commitments......................................          --           0.3            --          0.2

--------
*Total derivative instruments for 2004 are composed of assets of $52.7 million and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2003 are composed of an asset of $68.6 million and a liability of $325.3 million on the Consolidated Balance Sheet in derivative instruments and reinsurance related derivative liability, respectively.

As of December 31, 2004 and 2003, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $434.4 million and $448.6 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
10. Segment Information

LNL has two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, Lincoln Retirement has alliances with a variety of unrelated companies where LNL provides the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, and additional offices in Fort Wayne, Indiana and Schaumberg, Illinois, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance, linked-benefit life (a universal life product with a long-term care benefit) and term life insurance. The Life Insurance segment's products are primarily distributed through LFD and LFA.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in Other Operations. The gain resulting from the 2001 indemnity reinsurance transaction with Swiss Re for acquisition of LNL's reinsurance business was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are reported within LNL's Other Operations.

The Lincoln National Life Insurance Company

Financial data by segment for 2002 through 2004 is as follows:

                                           Year Ended December 31
                                          2004      2003      2002
                                       ---------  --------  --------
                                               (in millions)
                                       -----------------------------
          Revenue:
            Lincoln Retirement........  $2,064.1  $1,963.9  $1,976.6
            Life Insurance............   1,937.0   1,905.4   1,881.7
                                       ---------  --------  --------
              Segment Operating
               Revenue................   4,001.1   3,869.3   3,858.3
            Other Operations..........     930.8     731.7     744.4
            Consolidating
             adjustments..............    (360.3)   (251.3)   (228.4)
            Net realized investment
             results (1)..............     (45.1)    330.8    (273.4)
                                       ---------  --------  --------
          Total.......................   4,526.5   4,680.5   4,100.9
                                       =========  ========  ========
          Net Income:
            Lincoln Retirement........     370.2     324.3     178.8
            Life Insurance............     275.2     264.2     269.0
                                       ---------  --------  --------
              Segment Income from
               Operations.............     645.4     588.5     447.8
            Other Operations..........     (22.3)    (77.7)    (52.4)
            Other Items (2)...........     (11.9)    (29.6)     (0.1)
            Net realized investment
             results (3)..............    (29.4)     215.4    (175.3)
            Reserve development net
             of related amortization
             on business sold
             through
             reinsusrance.............       0.9     (18.5)   (184.6)
                                       ---------  --------  --------
              Income before
               cumulative effect of
               accounting
               change.................     582.7     678.1      35.4
            Cumulative effect of
             accounting change........     (25.6)   (236.6)       --
                                       ---------  --------  --------
          Net Income.................. $   557.1  $  441.5  $   35.4
                                       =========  ========  ========

                                                December 31
                                              2004        2003
                                           ----------  ---------
                                               (in millions)
                                           ---------------------
              Assets:
                Lincoln Retirement........  $68,280.5  $61,569.5
                Life Insurance............   22,803.8   21,240.0
                Other Operations..........   14,224.7   14,055.0
                Consolidating adjustments.       (1.3)      (1.3)
                                           ----------  ---------
              Total....................... $105,307.7  $96,863.2
                                           ==========  =========

--------
/(1)/Includes realized losses on investments of $46.7 million, $13.6 million and $264.0 million for 2004, 2003 and 2002, respectively; realized gains (losses) on derivative instruments of $(11.5) million, $(2.5) million and $1.2 million for 2004, 2003 and 2002, respectively; gain on transfer of securities from available-for-sale to trading of $342.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $(1.0) million and $4.0 million in 2004 and 2003, respectively; and gain
     (loss) on sale of subsidiaries/businesses of $14.1 million and $(10.6) million for 2004 and 2002, respectively.
/(2)/Represents restructuring charges.
/(3)/Includes realized losses on investments of $21.4 million, $8.5 million and $176.1 million for 2004, 2003 and 2002, respectively; realized gains (losses) on derivative instruments of $(7.4) million, $(1.6) million and $0.8 million for 2004, 2003 and 2002, respectively; gain on transfer of securities from available-for-sale to trading of $222.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $(0.6) million and $2.6 million for 2004 and 2003, respectively.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
11. Shareholder's Equity

All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2004       2003
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $33,445.2  $31,509.8
         Cost of securities available-for-sale..  31,616.0   29,735.8
                                                 ---------  ---------
         Unrealized gain........................   1,829.2    1,774.0
         Adjustments to deferred acquisition
          costs.................................    (571.6)    (549.0)
         Amounts required to satisfy
          policyholder commitments..............     (53.7)     (50.9)
         Foreign currency exchange rate
          adjustment............................      17.4       12.6
         Deferred income taxes..................    (440.1)    (428.7)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   781.2  $   758.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the deferred acquisition costs asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2004    2003   2002
                                               ------  ------ ------
                                                   (in millions)
                                               --------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $116.3  $746.8 $774.4
           Less:
             Reclassification adjustment for
              gains (losses) on disposals of
              prior year inventory included
              in net income (1)...............   81.7   205.7  (72.1)
             Federal income tax expense on
              reclassification................   11.4    23.4  315.4
             Transfer from available-for-sale
              to trading securities...........     --   342.9     --
             Federal income tax expense on
              transfer........................     --   119.9     --
                                               ------  ------ ------
           Net change in unrealized gain on
            securities available-for-sale, net
            of reclassifications and federal
            income tax expense................ $ 23.2  $ 54.9 $531.1
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $2.9 million, $(3.9) million, and $(1.2) million for 2004, 2003, 2002 respectively, and net of adjustments to deferred acquisition costs of $(7.9) million, $(4.5) million, and $1.6 million for 2004, 2003, 2002 respectively.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
12. Acquisitions and Divestitures


Sale of Reinsurance Operations.
On October 29, 2002, LNL settled disputed matters with Swiss Re totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNL's reinsurance operations in December 2001. The settlement provided for a payment by LNL of $195 million to Swiss Re, which LNL recorded as a reduction in deferred gain recorded on LNL's balance sheet at the time of the sale of the reinsurance business. As a result of additional information made available to LNL following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million, after-tax ($47.4 million, pre-tax), as well as a $6.9 million, after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNL's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNL has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of legal liabilities to the underlying ceding companies with respect to the portion of the business indemnity reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance lines of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident and disability income matters, LNL increased these exited business reserves by $184.1 million, after-tax ($283.2 million, pre-tax). After giving affect to LNL's $100 million indemnification obligation, LNL recorded a $119.1 million, after-tax ($183.2 million, pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698.0 million, after-tax ($1.1 billion, pre-tax) deferred gain reported at closing by $38.5 million, after-tax ($59.2 million, pre-tax).

As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million, after-tax ($32.1 million, pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

During 2004, 2003 and 2002 LNL amortized $56.8 million, after-tax, ($87.4 million pre-tax), $48.3 million, after-tax ($74.2 million pre-tax) and $47.5 million, after-tax ($73.1 million pre-tax), respectively, of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, LNL adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9.1 million, after-tax. The deferred gain is being amortized over a period of 15 years beginning in December 2001.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on LNL's balance sheet at December 31, 2004 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2004 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Acquisition of the Administrative Management Group, Inc.
On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm, for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Lincoln Retirement recorded expenses of $0.8 million and $1.2 million, after-tax ($1.2 million and $1.8 million, pre-tax) for 2004 and 2003, respectively relating to such contingent payments. AMG, a strategic partner of the Lincoln Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 200 other clients nationwide. The application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Restructuring Charges

The following provides details on LNL's restructuring charges. All restructuring charges recorded by LNL are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of Income in the year incurred.

2003 Restructuring Plans
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization has significantly reduced operating expenses while positioning LNL for future growth. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations. The following table provides information about the 2003 restructuring plans.

                                                                             Life         Fixed
                                                                          Insurance      Annuity    Realignment
                                                                         Realignment  Consolidation    June/
                                                                         January 2003 February 2003 August 2003 Total
                                                                         ------------ ------------- ----------- ------
                                                                                         (in millions)
                                                                         ---------------------------------------------
Total expected charges as December 31, 2003.............................       $21.0          $5.0        $81.0 $107.0
                                                                         ===========   ===========  =========== ======
Amounts incurred through December 31, 2003
Employee severance and termination benefits.............................       $ 7.0          $1.8        $20.3 $ 29.1
Write-off of impaired assets............................................         1.9            --          1.9    3.8
Other costs:
Rent on abandoned office space..........................................         6.0           2.2           --    8.2
Other...................................................................         2.8           0.2          1.4    4.4
                                                                         -----------   -----------  ----------- ------
Total 2003 Restructuring Charges (pre-tax)..............................        17.7           4.2         23.6   45.5
Amounts expended through December 31, 2003..............................        16.3           3.6         12.1   32.0
                                                                         -----------   -----------  ----------- ------
Restructuring reserve at December 31, 2003                                      $1.4          $0.6        $11.5 $ 13.5
                                                                         ===========   ===========  =========== ======
Additional amounts expended in 2003 that do not qualify as restructuring
 charges................................................................       $ 2.0          $0.5        $ 4.7 $  7.2
Amounts incurred in 2004
Employee severance and termination benefits.............................      $   --          $0.1        $ 8.5 $  8.6
Write-off of impaired assets............................................          --            --          0.7    0.7
Other costs:
Rent on abandoned office space..........................................         0.1            --          5.0    5.1
Other...................................................................         4.6            --          0.5    5.1
                                                                         -----------   -----------  ----------- ------
Total 2004 Restructuring Charges (pre-tax)..............................         4.7           0.1         14.7   19.5
Amounts expended in 2004................................................         5.3           0.3         22.2   27.8
Amounts reversing in 2004...............................................          --            --          1.4    1.4
                                                                         -----------   -----------  ----------- ------
Restructuring reserve at December 31, 2004..............................       $ 0.8          $0.4        $ 2.6 $  3.8
                                                                         ===========   ===========  =========== ======
Additional amounts expended in 2004 that do not qualify as restructuring
 charges................................................................      $   --          $ --        $15.0 $ 15.0
Expense savings realized through December 31, 2004 (pre-tax)............        20.0           6.4         61.2   87.6
Total expected annual expense savings (pre-tax).........................        20.0           6.4         83.5  109.9
                                                                         ===========   ===========  =========== ======
Expected completion date................................................ 2nd Quarter   2nd Quarter  1st Quarter
                                                                                2006          2006         2006

Pre-tax restructuring charges, net of amounts reversed in 2004, for the June/August realignment activities for the year ended December 31, 2004 were reported in the following segments: Retirement ($6.2 million), Life Insurance ($0.6 million), and Other Operations ($6.5 million).

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

2002 Restructuring Plan
During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring charge recorded in 2002 for this plan totaled $1.6 million and 49 positions were eliminated. During 2002 and 2003, $0.9 million and $0.7 million, respectively, was expended. This plan was completed in the third quarter of 2003.

2001 Restructuring Plans
During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn-Pacific, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations.

The Syracuse restructuring charge was recorded in the first quarter of 2001 and was completed in the first quarter of 2002. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were all recorded in the fourth quarter of 2001.

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan, which was completed in the first quarter of 2002. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan, which was completed in the fourth quarter of 2002. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under restructuring plan for the reorganization and consolidation of life insurance operations, which was completed in the fourth quarter of 2002. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. Actual pre-tax costs totaling $3.8 million were expended and 62 positions were eliminated under the second LFD restructuring plan listed above, which was completed in the first quarter of 2003. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. The following table provides information about the remaining 2001 restructuring plans.

                                                      Schaumburg  Fort Wayne
                                                         Plan     Operations  Total
                                                      ----------- ----------- -----
                                                              (in millions)
                                                      -----------------------------
Employee severance and termination benefits..........        $3.2       $ 0.3 $ 3.5
Write-off of impaired assets.........................          --         3.2   3.2
Other costs:
Termination of equipment leases......................          --         1.4   1.4
Rent on abandoned office space.......................         0.9        19.5  20.4
                                                      ----------- ----------- -----
Total 2001 Restructuring Charges (pre-tax)...........        $4.1       $24.4 $28.5
Amounts expended and written off through 2001........         2.4          --   2.4
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2001...........         1.7        24.4  26.1
Amounts expended in 2002.............................         1.3        22.3  23.6
Amounts reversed in 2002.............................         0.1         1.5   1.6
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2002...........         0.3         0.6   0.9
Amounts expended in 2003.............................         0.1         0.5   0.6
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2003...........        $0.2       $ 0.1 $ 0.3
                                                      ----------- ----------- -----
Amounts expended in 2004.............................         0.2         0.1   0.3
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2004...........        $ --       $  -- $  --
                                                      =========== =========== =====
Positions to be eliminated under original plan.......          27           9    36
Actual positions eliminated through December 31, 2003          26          19    45
Expected completion date.............................   Completed   Completed
                                                      1st Quarter 3rd Quarter
                                                             2004        2004

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
14. Transactions with Affiliates

Cash and short-term investments at December 31, 2004 and 2003 include LNL's participation in a cash management agreement with LNC of $166.7 million and $301.3 million, respectively. Related investment income in 2004 and 2003 amounted to $3.3 million in each year and $5.1 million in 2002. Short-term debt represents notes payable to LNC of $32.1 million and $41.9 million at December 31, 2004 and 2003, respectively. Total interest expense for this short-term debt for 2004 was $0.8 million and $1.3 million in 2003 and 2002. As shown in
Note 5, LNC supplied funding to LNL totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2004, 2003 and 2002.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $32.5 million, $17.7 million, and $16.3 million from DMH for transfer pricing in 2004, 2003, and 2002.

LNL paid fees paid of $79.2 million, $76.2 million and $95.3 million to DMH for investment management services in 2004, 2003 and 2002, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $78.8 million, $77.0 million and $79.7 million in 2004, 2003 and 2002, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between LNL and affiliates that were in place at the time of the sale continue to be in place as of December 31, 2004. As discussed in Note 6, LNL entered into a reinsurance arrangement in July 2003 with LNR Barbados to cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. This treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. During the fourth quarter of 2003, LNL entered into an additional arrangement with LNR Barbados relating to certain risks for certain universal life policies, which resulted from recent actuarial reserving guidelines. During the fourth quarter of 2004, Lincoln Life of New York entered into a similar arrangement with LNR Barbados for its universal life policies subject to the recent actuarial guidelines. As of December 31, 2004, 2003 and 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                       Year Ended December 31
                                        2004     2003   2002
                                       ------   ------ ------
                                          (in millions)
                                       --------------------
                     Insurance assumed $   --   $   -- $   --
                     Insurance ceded..  183.1    158.0  100.4

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        2004   2003
                                                       ------ ------
                                                       (in millions)
                                                       -------------
            Future policy benefits and claims
             assumed.................................. $  4.3 $  4.6
            Future policy benefits and claims ceded...  965.8  862.5
            Amounts recoverable from reinsurers on
             paid and unpaid losses...................    6.8   95.2
            Reinsurance payable on paid losses........    1.7    7.0
            Funds held under reinsurance treaties--net
             liability................................  721.9  727.9

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $464.0 million and $490.0 million at December 31, 2004 and 2003, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 8, 2005

                  Lincoln National Variable Annuity Account H

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2004

     Statement of Operations - Year ended December 31, 2004

     Statements of Changes in Net Assets - Years ended December 31, 2004 and
     2003

     Notes to Financial Statements - December 31, 2004

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2004 and 2003

     Consolidated Statements of Income - Years ended December 31, 2004, 2003, and 2002

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2004, 2003, and 2002

     Consolidated Statements of Cash Flows - Years ended December 31, 2004, 2003, and 2002

     Notes to Consolidated Financial Statements - December 31, 2004

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 33-27783) filed on December 5, 1996.

(2) None.

(3) Selling Group Agreement - American Legacy Suite of Products incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8, 2004.

(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-63505) filed on November 25, 1998.

   (b) Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-63505) filed on August 13, 1999.

   (c) Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-63505) filed on March 28, 2000.

     (d) EEB Rider incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-63505) filed on April 10, 2001.

     (e) I4LQ Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-63505) filed on April 17, 2002.

   (f) I4LNQ Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-63505) filed on April 17, 2002.

   (g) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-63505) filed on October 11, 2002.

   (h) I4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-63505) filed on October 11, 2002.

   (i) IRA Contract Amendment (28877-E) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (j) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (k) Roth IRA Endorsement (5305-RB) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (l) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (m) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 7(File No. 333-63505) filed on April 24, 2003.

   (n) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2004.

   (o) I4LA-Q-PR Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (p) I4LA-NQ-PR Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (q) Principal Security Benefit (GMWB) Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (r) Section 403(b) Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (s) Accumulated Benefit Enhancement Rider (32414) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (t) Estate Enhancment Death Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (u) Enhanced Guaranteed Minimum Death Benefit Rider (32149) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.

   (v) Guarantee of Principal Death Benefit Rider (32148) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505 filed on April 24, 2003.

   (w) I4LA NQ PR 8/03 Rider incorporated herein by reference to
      Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8,
      2004.

   (x) I4LA Q PR 8/03 Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8, 2004.

   (y) Variable Annuity Contract (30070 8/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8, 2004.

   (z) Annuity Payment Option Rider (32145 8/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8, 2004.

   (aa) Lincoln SmartSecurity Advantage 1 Year Reset Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-18419) filed on June 9, 2004.

(5) (a) Application incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-63505) filed on April 17, 2002.

     (b) Application for fee-based option (30070-APP ALSAFB 0501)

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

   (b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Not applicable.

(8)(a) Fund Participation Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company


                                      B-2

   (b) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company incorporated by reference to Lincoln National Growth and Income Fund, Form N-1A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

   (c) Amendment dated January 3, 2001 to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed on April 9, 2002.

(9) Opinion and Consent of Jeremy Sachs, Senior Counsel, The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-63505) filed on August 13, 1999.

(10) Consent of Independent Registered Public Accounting Firm

(11) Not applicable

(12) Not applicable

(13) Not applicable

(14) Not applicable

(15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-05827) filed on April 7, 2005.

(16) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-68842) filed on April 13, 2005.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account H as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   -----------------------------------------------------------------------
Frederick J. Crawford**       Director
Donna D. DeRosa***            Senior Vice President, Chief Operating Officer and Director
Jude T. Driscoll****          Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
John H. Gotta***              President and Director
Barbara Kowalczyk**           Director
Gary W. Parker***             Senior Vice President and Chief Product Officer
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President, Chief Financial Officer, Chief Risk Officer and
                              Director
Eldon J. Summers*             Treasurer and Second Vice President
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

         ** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

        *** Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2005 there were 292,373 contract owners under Account H.

                                      B-3

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Life currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.

     (b) See Item 25.

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.


                                      B-4

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
    (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 22nd day of April, 2005.


      Lincoln National Variable Annuity Account H (Registrant)
      American Legacy Shareholder's Advantage
      By:   /s/ Rise' C.M. Taylor
            ------------------------------------
            Rise' C.M. Taylor
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Peter L. Witkewiz
            ------------------------------------
            Peter Witkewiz
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

                                      B-5

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 22, 2005.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
John A. Gotta
*                                Senior Vice President, Chief Financial Officer, Chief
------------------------------
                                 Risk Officer and Director (Principal Financial Officer/
Michael S. Smith
                                 Principal Accounting Officer)
*                                Director
------------------------------
Frederick J. Crawford
*                                Senior Vice President, Chief Operating Officer and
------------------------------
                                 Director
Donna D. DeRosa
*                                Director
------------------------------
Jude T. Driscoll
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Senior Vice President, Chief Investment Officer and
------------------------------
                                 Director
See Yeng Quek
*By:/s/ Rise' C.M. Taylor        Pursuant to a Power of Attorney
 ---------------------------
  Rise' C.M. Taylor


                                      B-6